UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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PARAMOUNT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARAMOUNT GROUP, INC.

2021
Proxy Statement and Notice of Meeting

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 13, 2021	Place:	The Whitby Hotel, 18 West 56th Street, New York, New York

Time:	10:30 a.m., Eastern Time	Record Date:	You may vote if you were a stockholder of record as of the close of business on March 17, 2021.

Since becoming a public company, our intention has always been to hold our annual meetings in person. However, we are actively monitoring information about the coronavirus (COVID-19), and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or we deem it inadvisable to hold the annual meeting in person or at the originally scheduled time and location, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

Please monitor our website at www.paramount-group.com for updated information. If we decide to hold the meeting solely by means of remote communication, you will be able to attend our annual meeting through a link at this location on our website using your control number, which is included in the proxy card sent to you or, if you are a beneficial owner who did not receive such number, may be obtained upon request to the broker, bank, or other nominee that holds your shares. As always, we strongly encourage you to vote your shares by proxy prior to the annual meeting.

Items of Business:

1.	To elect the nine director nominees named in the proxy statement, each to serve on our Board for a one-year term and until their respective successors are duly elected and qualified.
2.	To hold an advisory vote on named executive officer compensation.
3.	To approve the Paramount Group, Inc. Amended and Restated 2014 Equity Incentive Plan.
4.	To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
5.	To consider and act upon any other matters that are properly brought before the annual meeting and at any adjournments or postponements thereof.

Proxy Voting

If you do not plan to attend the meeting and vote your shares of common stock in person, we urge you to vote your shares as instructed in the proxy statement. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the postage-paid envelope provided.

If your shares of common stock are held by a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee to have your shares of common stock voted.

Any proxy may be revoked at any time prior to its exercise at the annual meeting.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 13, 2021.

The proxy statement and our 2020 Annual Report to stockholders are available at http://www.proxyvote.com.

Senior Vice President, General Counsel and Secretary
By Order of our Board of Directors, Gage Johnson Senior Vice President, General Counsel and Secretary New York, New York March 30, 2021

TABLE OF CONTENTS

1	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
1	Who is entitled to vote at the annual meeting?
1	What is the purpose of the annual meeting?
1	What constitutes a quorum?
2	What vote is required to approve each proposal?
2	Can I change my vote after I submit my proxy card?
2	How do I vote?
3	How is my vote counted?
3	How does the Board recommend that I vote on each of the proposals?
4	What other information should I review before voting?
4	Who is soliciting my proxy?
4	Why didn’t I automatically receive a paper copy of the proxy statement, proxy card and annual report?
4	How can I change how I receive proxy materials in the future?
5	CORPORATE GOVERNANCE MATTERS
5	Corporate Governance Highlights
5	Corporate Governance Guidelines
6	Board Overview
15	Code of Business Conduct and Ethics
15	Communications with the Board
15	Audit Committee Complaint Procedures
16	Director Attendance at Annual Meetings
16	Identification of Director Candidates
17	Executive Sessions of Non-Management Directors
17	Annual Elections; Majority Voting
17	Anti-Hedging and Anti-Pledging Policy
18	Minimum Share Ownership Guidelines for Executive Officers and Directors
18	Risk Oversight
19	PROPOSAL 1: ELECTION OF DIRECTORS
20	Information Regarding the Director Nominees
29	EXECUTIVE OFFICERS
32	COMPENSATION DISCUSSION AND ANALYSIS
32	2020 Say-on-Pay Vote
33	Process for Determining Executive Compensation
35	Executive Compensation Philosophy
36	Compensation Best Practices
37	Peer Group Benchmarking
39	CEO Pay-for-Performance Alignment
41	Elements of Our Compensation Program
57	Total Direct Compensation
58	Roles of the Compensation Committee, Compensation Consultant and Management
59	Other Compensation Policies and Practices
64	Compensation Committee Report
65	COMPENSATION OF EXECUTIVE OFFICERS
65	Summary Compensation Table
67	2020 Grants of Plan-Based Awards
71	Outstanding Equity Awards at Fiscal Year-End 2020
73	2020 Option Exercises and Stock Vested
74	Nonqualified Deferred Compensation
77	Potential Payments Upon Termination or Change in Control
80	Pay Ratio Disclosure Rule
80	Compensation Committee Interlocks and Insider Participation
81	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
85	PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
86	PROPOSAL 3: APPROVAL OF AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN
97	PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
97	Fee Disclosure
98	Pre-Approval Policies and Procedures of our Audit Committee
99	AUDIT COMMITTEE REPORT
100	CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
100	Management Agreements
100	1633 Broadway Lease
100	Mannheim Trust
100	Hamburg Trust Consulting HTC GmbH
101	Kramer Design Services
101	Waiver of Ownership Limit
101	Review and Approval of Future Transactions with Related Persons
102	OTHER MATTERS
102	Solicitation of Proxies
102	Stockholder Proposals
103	Attendance at the Meeting
103	Householding of Proxy Materials
103	Other Matters

104	APPENDIX A

2021 Proxy Statement | i

PARAMOUNT GROUP, INC.

1633 Broadway, Suite 1801, New York, New York 10019

PROXY STATEMENT

These proxy materials are being made available in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Paramount Group, Inc., a Maryland corporation, for use at our 2021 annual meeting of stockholders to be held on Thursday, May 13, 2021, at 10:30 a.m., local time, at the Whitby Hotel, 18 West 56th Street, New York, New York or at any postponement or adjournment of the annual meeting. References in this proxy statement to “we,” “us,” “our,” “ours” and the “Company” refer to Paramount Group, Inc., unless the context otherwise requires. This proxy statement and a form of proxy have been made available to our stockholders on the internet and the Notice of Internet Availability of Proxy Materials has been mailed to stockholders on or about March 30, 2021.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

Who is entitled to vote at the annual meeting?

Holders of record of our common stock, $0.01 par value per share, at the close of business on March 17, 2021, the record date for the annual meeting, are entitled to receive notice of the annual meeting and to vote at the annual meeting. If you are a holder of record of our common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected. Stockholders do not have the right to cumulate voting for the election of directors.

What is the purpose of the annual meeting?

At the annual meeting, you will be asked to vote on the following proposals:

Proposal 1	FOR each Director nominee
The election of the nine director nominees named in this proxy statement to serve on our Board until our next annual meeting of stockholders and until their successors are duly elected and qualified;

Proposal 2	FOR
The approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement;

Proposal 3	FOR
The approval of an amendment and restatement of the 2014 Equity Incentive Plan; and

Proposal 4	FOR
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

You also may be asked to consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

What constitutes a quorum?

The presence, in person or by proxy, of holders of a majority of the total number of outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of any business at the annual meeting. As of March 17, 2021, there were 218,950,596 shares of common stock outstanding and entitled to vote at the annual meeting.

Each share of common stock outstanding on the record date is entitled to one vote on each matter properly submitted at the annual meeting and, with respect to the election of directors, one vote for each director to be elected. Abstentions and “broker non-votes” (i.e., shares represented at the meeting held by brokers, as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which, on a particular matter, the broker does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

2021 Proxy Statement | 1

QUESTIONS AND ANSWERS ABOUT THE MEETING

What vote is required to approve each proposal?

In respect of Proposal 1, a nominee is elected if he or she receives more votes for his or her election than votes against his or her election. Under our Corporate Governance Guidelines, any incumbent director who fails to be elected by a majority vote in an uncontested election is required to tender his or her resignation to the Board, subject to acceptance, and any nominee who is not yet a director must receive a majority of votes for his or her election to be affected. Our Nominating and Corporate Governance Committee is required to make a recommendation to the Board with respect to the resignation. The Board is required to take action with respect to this recommendation and to disclose its decision and, if applicable, the Board’s reasons for rejecting the tendered resignation. The policy is described more fully below under the caption “Corporate Governance Matters – Annual Elections; Majority Voting.” Abstentions and broker non-votes with respect to Proposal 1 will have no effect on the election of directors.

A majority of votes cast with respect to the proposal is required for approval of each of Proposal 2, Proposal 3 and Proposal 4. In addition, the rules of the New York Stock Exchange (the “NYSE”) require that votes for Proposal 3 must be at least a majority of all of the votes cast on the proposal (including votes for and against and abstentions). In respect of Proposal 2 and Proposal 4, abstentions and broker non-votes will have no effect on the votes for these proposals. Abstentions, if any, will have the effect of voting “against” Proposal 3 and broker non-votes will have no effect on the votes for Proposal 3. The vote for Proposal 2 is advisory and not binding on the Board or the Company in any way.

Can I change my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it at any time before it is voted by:

●	filing a written notice revoking the proxy with our Secretary at our address;
●	properly submitting to us a proxy with a later date; or
●	appearing in person and voting by ballot at the annual meeting.

If you attend the annual meeting, you may vote in person whether or not you previously have given a proxy, but your presence (without further action) at the annual meeting will not constitute revocation of a previously given proxy. Unless you have received a legal proxy to vote the shares, if you hold your shares through a bank, broker or other nominee, that is, in “street name,” only that bank, broker or other nominee can revoke your proxy on your behalf.

You may revoke a proxy for shares held by a bank, broker or other nominee by submitting new voting instructions to the bank, broker or other nominee or, if you have obtained a legal proxy from the bank, broker or other nominee giving you the right to vote the shares at the annual meeting, by attending the annual meeting and voting in person.

How do I vote?

INTERNET	TELEPHONE	MAIL	IN PERSON
Go to www.proxyvote.com. You will need the control number included in your Proxy Card.	Dial toll-free 1-800-690-6903. You will need the control number included in your Proxy Card.	Mark, sign and date your Proxy Card and return it in the postage paid envelope provided.	Stockholders who own their shares in street name may vote in person at the Annual Meeting only if they provide a legal proxy, executed in their favor, from the holder of record of their shares.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

Even if you plan to attend the annual meeting, we recommend that you submit a proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the annual meeting.

How is my vote counted?

If you authorize your proxy to vote your shares electronically via the internet or by telephone, or, if you received a proxy card by mail and you properly marked, signed, dated and returned it, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, your shares will be voted “for” the election of the nominees for the directors named in this proxy statement, “for” advisory approval of the compensation of our named executive officers, “for” the amendment and restatement of our 2014 Equity Incentive Plan, and “for” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. It is not anticipated that any matters other than those set forth in this proxy statement will be presented at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

How does the Board recommend that I vote on each of the proposals?

The Board recommends that you vote:

●	FOR Proposal 1: the election of Albert Behler, Thomas Armbrust, Martin Bussmann, Colin Dyer, Karin Klein, Peter Linneman, Katharina Otto-Bernstein, Mark Patterson and Greg Wright as directors to serve on our Board until our next annual meeting of stockholders and until their successors are duly elected and qualified;
●	FOR Proposal 2: the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as described in this proxy statement;
●	FOR Proposal 3: the approval of an amendment and restatement of the 2014 Equity Incentive Plan; and
●	FOR Proposal 4: the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

2021 Proxy Statement | 3

QUESTIONS AND ANSWERS ABOUT THE MEETING

What other information should I review before voting?

Our 2020 annual report, including our consolidated financial statements for the fiscal year ended December 31, 2020, is being made available to you along with this proxy statement. You may obtain, free of charge, copies of our 2020 annual report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which contains additional information about the Company, on our website at www.paramount-group.com or by directing your request in writing to Paramount Group, Inc., 1633 Broadway, Suite 1801, New York, New York 10019, Attention: Investor Relations. The 2020 annual report and the Annual Report on Form 10-K, however, are not part of the proxy solicitation materials, and the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the Securities and Exchange Commission (the “SEC”).

Who is soliciting my proxy?

This solicitation of proxies is made by and on behalf of the Board. We will pay the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally or by telephone. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

Why didn’t I automatically receive a paper copy of the proxy statement, proxy card and annual report?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials via the internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders.

How can I change how I receive proxy materials in the future?

The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of materials by e-mail.

Instead of receiving a Notice of Internet Availability of Proxy Materials in the mail, stockholders may elect to receive future proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of the annual meeting. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. You can change your election by sending a blank e-mail with the 16-digit control number on your proxy card to sendmaterial@proxyvote.com, via the internet at www.proxyvote.com or by telephone at (800) 579-1639. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it.

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CORPORATE GOVERNANCE MATTERS

Corporate Governance Highlights

✓	Annual Election of All Directors	✓	Anti-Hedging and Anti-Pledging Policies
✓	8 of 9 Director Nominees are Independent	✓	Clawback Policy
✓	Majority Voting for Directors	✓	Minimum Share Ownership Guidelines for Directors and Executive Officers
✓	Lead Independent Director	✓	No Shareholder Rights Plan
✓	Executive Sessions without Management	✓	Board and Committee Risk Oversight
✓	Annual Board and Committee Self Evaluations	✓	Code of Business Conduct and Ethics for Directors and Employees

Corporate Governance Guidelines

We are committed to operating our business under strong and accountable corporate governance practices. The Board has adopted Corporate Governance Guidelines that address significant issues of corporate governance and set forth procedures by which the Board carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines are director qualification standards, director responsibilities, Board structure, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession, annual performance evaluation of the Board and committees, related person transaction approval and disclosure policy, and stockholder rights plan. Under the Corporate Governance Guidelines, the Company will not adopt a stockholder rights plan unless the Company’s stockholders approve in advance the adoption of a plan or, if adopted by the Board, the Company will submit the stockholder rights plan to its stockholders for a ratification vote within 12 months of adoption or the plan will terminate. Our Nominating and Corporate Governance Committee is responsible for, among other things, assessing and periodically reviewing the adequacy of the Corporate Governance Guidelines and will recommend, as appropriate, proposed changes to the Board.

You are encouraged to visit the “Investors–Corporate Governance” section of our website at www.paramount-group.com to view or to obtain copies of our committee charters, Code of Business Conduct and Ethics, Corporate Governance Guidelines and stockholder communication policy. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You also may obtain, free of charge, a copy of the respective charters of our committees, Code of Business Conduct and Ethics, Corporate Governance Guidelines and stockholder communication policy by directing your request in writing to Paramount Group, Inc., 1633 Broadway, Suite 1801, New York, New York 10019, Attention: Investor Relations. Additional information relating to the corporate governance of the Company also is included in other sections of this proxy statement.

Environmental, Social and Governance (“ESG”) Commitment

We are dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to shape the communities we serve throughout our portfolio, in addition to our workplace community. To learn more about our ESG initiatives, please visit the “Sustainability” section of our website at www.paramount-group.com. The information found on, or otherwise through, our website is not incorporated by reference into, nor does it form a part of, the proxy statement.

2021 Proxy Statement | 5

CORPORATE GOVERNANCE MATTERS

Board Overview

The following pages provide information about our Board of Directors standing for election at the 2021 Annual Meeting.

	DIRECTOR		COMMITTEES
NAME/AGE/INDEPENDENCE	SINCE	POSITION(S)	AC	COMP	NCG	IFC
Albert Behler, 69	Chairman since 2014	Chairman, Chief Executive Officer and President				C
Thomas Armbrust, 68 Independent	2014	Director				●
Martin Bussmann, 69 Independent	2016	Director			●
Colin Dyer, 68 Independent	2019	Director	●
Karin Klein, 49 Independent	2016	Director	●	C
Peter Linneman, 70 Independent	2014	Director	C	●
Katharina Otto-Bernstein, 56 Independent	2014	Director
Mark Patterson, 60 Independent	2018	Director			C
Greg Wright, 56 Independent	2020	Director		●	●

Chair C Member   ●

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CORPORATE GOVERNANCE MATTERS

Board Nominees Composition and Attributes

Director Skills

Leadership	6	Industry Knowledge	9	Investment and Capital Markets	8

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CORPORATE GOVERNANCE MATTERS

Board Leadership

Leadership Structure

Our Board currently is comprised of eight independent directors and one non-independent director slated for election at the annual meeting. Albert Behler, our Chief Executive Officer and President, serves as Chairman of the Board. Our Board believes that the Company and our stockholders are best served by having Mr. Behler serve as Chairman and Chief Executive Officer. Mr. Behler’s over 29 years of experience leading the Company and its predecessor and significant ownership interest in the Company uniquely qualify him to serve as both Chairman and Chief Executive Officer. In addition, our Board believes that Mr. Behler’s combined role as an executive officer and the Chairman of our Board promotes unified leadership and direction for our Board and executive management, and it allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans.

Lead Independent Director

To facilitate the role of the independent directors, the Board has determined that it is appropriate for the independent directors to appoint one independent director to serve as Lead Independent Director. The Lead Independent Director is currently Mark Patterson. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits the Company and its stockholders.

We recognize that different board leadership structures may be appropriate for companies in different situations, and that no one structure is suitable for all companies. Our current Board leadership structure is optimal for us because it demonstrates to our employees and other stakeholders that the Company is under strong leadership. In our judgment, the Company, like many companies, has been well-served by this leadership structure.

The Lead Independent Director has the following responsibilities:

●	presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of independent directors;
●	serving as liaison between the Chairman and the independent directors;
●	approving information sent to our Board;
●	approving Board meeting agendas;
●	approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items; and
●	if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.

Our Lead Independent Director also has the authority to call meetings of the independent directors. We believe that the Lead Independent Director is an integral part of the Board’s structure that promotes strong, independent oversight of our management and affairs.

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CORPORATE GOVERNANCE MATTERS

Board Committees

The Board held five meetings during fiscal year 2020, and all directors attended 75% or more of the board of directors meetings and meetings of the committees on which they served during the periods they served. The Board currently has the following four standing committees:

●	Audit Committee,
●	Compensation Committee,
●	Nominating and Corporate Governance Committee; and
●	Investment and Finance Committee.

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are composed exclusively of independent directors, in accordance with the NYSE listing standards. The principal functions of each committee are briefly described below. The current charters for each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available on our website at www.paramount-group.com under the “Investors–Corporate Governance” section. Further, we will provide a copy of these charters free of charge to each stockholder upon written request. Requests for copies should be addressed to Gage Johnson, Senior Vice President, General Counsel and Secretary, at Paramount Group, Inc., 1633 Broadway, Suite 1801, New York, New York 10019. From time to time, the Board also may create additional committees for such purposes as the Board may determine.

2021 Proxy Statement | 9

CORPORATE GOVERNANCE MATTERS

Audit	Members: Peter Linneman (Chair) Colin Dyer Karin Klein	Meetings: 4

The Audit Committee currently consists of Peter Linneman (Chair), Colin Dyer and Karin Klein, each of whom is an independent director. The Board has determined that Dr. Linneman qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NYSE corporate governance listing standards and that each of the Audit Committee members is “financially literate” as that term is defined by the NYSE corporate governance listing standards. The Board has also determined that Dr. Linneman’s simultaneous service on the audit committees of four other public companies for a short period of time during 2020 did not impair his ability to serve on our Audit Committee. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

•

our accounting and financial reporting processes;

•

the integrity of our consolidated financial statements;

•

our systems of disclosure controls and procedures and internal control over financial reporting;

•

our compliance with financial, legal and regulatory requirements;

•

the performance of our internal audit function;

•

our overall risk assessment and management; and

•

certain environmental and sustainability matters and issues related to social responsibility.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee Report required by SEC regulations to be included in this proxy statement. Additional information regarding the functions performed by our Audit Committee is set forth in the Audit Committee Report.

The Audit Committee held four meetings during fiscal year 2020.

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CORPORATE GOVERNANCE MATTERS

Compensation	Members: Karin Klein (Chair) Peter Linneman Greg Wright	Meetings: 12

The Compensation Committee currently consists of Karin Klein (chair), Peter Linneman and Greg Wright, each of whom is an independent director. We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•

reviewing and approving the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•

reviewing and approving the compensation of other senior officers;

•

reviewing our executive compensation policies and plans;

•

implementing and administering our incentive compensation and equity-based plans;

•

assisting management in complying with our proxy statement and annual report disclosure requirements;

•

producing a report on executive compensation to be included in our annual proxy statement; and

•

reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee held 12 meetings during fiscal year 2020.

2021 Proxy Statement | 11

CORPORATE GOVERNANCE MATTERS

Nominating and Corporate Governance	Members: Mark Patterson (Chair) Martin Bussmann Greg Wright	Meetings: 4

The Nominating and Corporate Governance Committee currently consists of Mark Patterson (chair), Martin Bussmann and Greg Wright, each of whom is an independent director. We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

•

identifying and recommending to the Board qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;

•

developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•

reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•

recommending to the Board nominees for each committee of the Board that is required by NYSE listing rules;

•

annually facilitating the assessment of the Board’s performance, as required by applicable laws, regulations and the NYSE corporate governance listing standards; and

•

annually reviewing and making recommendations to the Board regarding revisions to the Corporate Governance Guidelines and the Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee held four meetings during fiscal year 2020.

Investment and Finance	Members: Albert Behler (Chair) Thomas Armbrust	Meetings: 3

The Investment and Finance Committee currently consists of Albert Behler (chair) and Thomas Armbrust. If Mr. Armbrust is unavailable, Mr. Wright would serve in his place. This committee is responsible for approving certain material acquisitions, dispositions and other investment and financing decisions of the Company.

The Investment and Finance Committee held three meetings during fiscal year 2020.

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CORPORATE GOVERNANCE MATTERS

Director Independence

Our Corporate Governance Guidelines provide that a majority of our directors serving on the Board and all directors serving on the Board committees (other than the Investment and Finance Committee) must be independent as required by the listing standards of the NYSE and the applicable rules promulgated by the SEC. The Board has determined affirmatively, based upon its review of all relevant facts and circumstances and after considering all applicable relationships of which the Board had knowledge, between or among the directors and the Company or our management, that each of the following directors and director nominees has no direct or indirect material relationship with us and is independent under the listing standards of the NYSE: Thomas Armbrust, Martin Bussmann, Colin Dyer, Karin Klein, Peter Linneman, Katharina Otto-Bernstein, Mark Patterson and Greg Wright. Some of the relationships considered by our board of directors are described in the section of this proxy statement entitled “Certain Relationships and Related Party Transactions.” For Ms. Otto-Bernstein and Mr. Armbrust, the Board considered the direct and indirect interests of each director in (i) the Company’s real estate funds and the distributions made by those funds, (ii) previously disclosed transactions in connection with the Company’s formation and initial public offering, (iii) a lease of space at 1325 Avenue of Americas to ParkProperty Capital, LP (formerly known as CNBB-RDF Holdings LP) and (iv) the extension of the maturity of notes entered into in connection with the Company’s formation that were owed by certain executive officers of the Company to ParkProperty Capital, LP. In addition, the Board considered certain additional transactions and relationships, including (i) for Dr. Bussmann and Dr. Linneman, the direct and indirect interests each director held in the Company’s real estate funds and the distributions made by those funds, (ii) for Dr. Bussmann, a lease of space at 712 Fifth Avenue to a subsidiary of a trust for which Dr. Bussmann is a trustee and director and his children are beneficiaries, (iii) for Mr. Dyer, his prior service as a member of the Advisory Board of the Company’s operating partnership, (iv) for Mr. Patterson, the employment of a member of his immediate family as an intern, and (v) for Mr. Wright, his prior relationship with the Company in his former role at Bank of America Merrill Lynch, which was the lead investment bank for the Company’s initial public offering.

Director Compensation

The Board has established a compensation program for our non-employee directors. Our Compensation Committee reviews our director compensation at least annually and makes recommendations to the Board based on its review. For 2020, FPL Associates L.P. (“FPL”) was hired to evaluate the structure and competitiveness of our director compensation and recommend changes, as appropriate. Based on this review, our Compensation Committee recommended no changes to our Board compensation, and the full Board followed this recommendation.

We pay the following fees to our nonemployee directors on a quarterly basis, in cash:

●	an annual retainer of $65,000;
●	an additional annual retainer of $50,000 to our lead director;
●	an additional annual retainer of $25,000 to our Audit Committee chair, and $15,000 to each Compensation Committee chair and Nominating and Corporate Governance chair; and
●	an additional annual retainer of $5,000 to each committee member.

We will also reimburse each of our directors for his or her travel expenses incurred in connection with his or her attendance at full Board and committee meetings. No additional compensation is received by the members of our Investment and Finance Committee. Directors of the Company who are also employees receive no additional compensation for their services as directors.

2021 Proxy Statement | 13

CORPORATE GOVERNANCE MATTERS

In order to encourage our non-employee directors to acquire a significant equity stake in us and to align our non-employee directors and stockholders, at each annual stockholder meeting we will grant each of our non-employee directors LTIP units or shares of restricted common stock under our 2014 Equity Incentive Plan with a value of $110,000 which will vest upon the earlier of the anniversary of the date of grant or the next annual stockholder meeting.

The following table sets forth information regarding the compensation paid to our non-employee directors during the fiscal year ended December 31, 2020:

Name	Fees Earned or Paid in Cash	Stock Awards (1)		Total
Thomas Armbrust	$ 65,000	$ 110,000		$ 175,000
Martin Bussmann	70,000	105,165	(2)	175,165
Colin Dyer	68,125	105,094	(2)	173,219
Karin Klein	81,250	105,165	(2)	186,415
Peter Linneman	93,125	105,165	(2)	198,290
Katharina Otto-Bernstein	65,000	105,165	(2)	170,165
Mark Patterson	109,375	105,094	(2)	214,469
Greg Wright (3)	46,875	99,000		145,875
Dan Emmett (4)	48,750	6,165	(2)	54,915
Lizanne Galbreath (4)	31,875	6,165	(2)	38,040

(1)	On May 19, 2020, we granted 14,212 LTIP units to each of Messrs. Bussmann, Dyer, Linneman, Patterson and Wright and Mmes. Klein and Otto-Bernstein, and 14,212 shares of restricted stock to Mr. Armbrust, under our 2014 Equity Incentive Plan. Such awards will vest if they remain on our Board until the 2021 annual meeting. Amounts shown reflect the aggregate grant date fair value of LTIP units or shares of restricted stock issued to each director as determined pursuant to Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 “Compensation—Stock Compensation” (“ASC Topic 718”), disregarding the estimate of forfeitures. The assumptions we used for calculating the grant date fair values are set forth in Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. As of December 31, 2020, each of Messrs. Bussmann, Dyer, Linneman, Patterson and Wright and Mmes. Klein and Otto-Bernstein held 14,212 unvested LTIP units that had been granted by us as director compensation. As of December 31, 2020, Mr. Armbrust held 14,212 unvested shares of restricted stock that had been granted by us as director compensation.
(2)	Includes incremental fair value of amendments to existing LTIP unit awards (calculated pursuant to ASC Topic 718), which are described in more details under “– Compensation Discussion and Analysis – Other Compensation Policies and Practices – Tax Considerations.” The amendments relate to 22,232 LTIP units granted to each of Messrs. Bussmann, Linneman and Emmett and Mmes. Klein, Otto-Bernstein and Galbreath, 15,158 LTIP units granted to Mr. Patterson and 7,524 LTIP units granted to Mr. Dyer, and resulted in an aggregate increase in the incremental fair value of those LTIP units for accounting purposes of $6,165 for each of Messrs. Bussmann, Linneman and Emmett and Mmes. Klein, Otto-Bernstein and Galbreath and $6,094 for each of Messrs. Patterson and Dyer.
(3)	Mr. Wright was elected to serve as a director beginning May 19, 2020 from and after the 2020 annual stockholder meeting.
(4)	Mr. Emmett and Ms. Galbreath served as directors through the 2020 annual stockholders meeting held on May 19, 2020.

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CORPORATE GOVERNANCE MATTERS

Code of Business Conduct and Ethics

Our Board has established a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
●	compliance with laws, rules and regulations;
●	prompt internal reporting of violations of the code to appropriate persons identified in the code; and
●	accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our directors or officers may be made only by our Board or our Nominating and Corporate Governance Committee and will be promptly disclosed as required by law or NYSE regulations. We intend to disclose on our website any amendment to, or waiver of, any provisions of our Code of Business Conduct and Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.

Communications with the Board

We have a process by which stockholders and other interested parties may communicate with the non-employee directors, both individually and as a group, through the Board’s Lead Independent Director. In cases where stockholders or other interested parties wish to communicate directly with non-employee directors, messages can be sent in writing or by email to: Lead Independent Director, Paramount Group, Inc., c/o Navex Ethics Hotline (“Navex”) using the following link: www.paramount-group.ethicspoint.com, or any other link to or toll-free number of a third party reporting service approved by the Lead Independent Director from time to time and posted on our website or otherwise appropriately disseminated. Navex acts as agent for the Lead Independent Director in facilitating direct communications to him and any other non-employee directors he requests. Any such communications may be made anonymously.

Audit Committee Complaint Procedures

Our Audit Committee has established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of the Company, you may do so in writing to the Chairperson of our Audit Committee, c/o Navex using the following link: www.paramount-group.ethicspoint.com, or the toll-free number provided in the link, or any other link to or toll-free number of a third party reporting service approved by the Chairperson of the Audit Committee from time to time and posted on our website or otherwise appropriately disseminated. Any such communications may be made anonymously.

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CORPORATE GOVERNANCE MATTERS

Director Attendance at Annual Meetings

We encourage each member of the Board to attend each annual meeting of stockholders. All of our directors serving at that time, (except for Mr. Emmett and Ms. Galbreath), attended the annual meeting of stockholders held on May 19, 2020.

Identification of Director Candidates

Our Nominating and Corporate Governance Committee assists the Board in identifying and reviewing director candidates to determine whether they qualify for membership on the Board and recommends director nominees to the Board to be considered for election at our annual meeting of stockholders. Our Nominating and Corporate Governance Committee has adopted a written policy on the criteria and process of identifying and reviewing director candidates.

At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each director candidate (i) has experience at a strategic or policymaking level in a business, legal, accounting, government, non-profit or academic organization of high standing, (ii) is highly accomplished in his or her respective field, (iii) is well regarded in the community and shall have a reputation for the highest ethical and moral standards and (iv) has sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve.

In addition to the minimum qualifications for each nominee set forth above, the Nominating and Corporate Governance Committee must recommend that the Board select persons for nomination to help ensure that (i) a majority of the Board will be “independent” in accordance with the standards established pursuant to Section 303A of the NYSE Listed Company Manual, (ii) each of its Audit, Compensation and Nominating and Corporate Governance Committees will be comprised entirely of independent directors and (iii) at least one member of the Audit Committee will have accounting or related financial management expertise.

Finally, in addition to any other standards the Nominating and Corporate Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board, the Nominating and Corporate Governance Committee may, but is not required to, consider (i) whether the nominee has direct experience in the real estate industry, particularly in the office real estate industry, or in the markets in which the Company operates, and (ii) whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. In this regard, the Nominating and Corporate Governance Committee’s procedures require it to ensure to the greatest extent practicable that the pool of prospective candidates that it considers to fill any vacancy or additional director position includes one or more female candidates or one or more racially or ethnically diverse candidates if, at such time, the Board is lacking gender diversity or racial/ethnic diversity, respectively.

Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board. Any recommendations by stockholders are to follow the procedures outlined under “Stockholder Proposals” in this proxy statement and should provide the reasons supporting a candidate’s recommendation, the candidate’s qualifications and the candidate’s written consent to being considered as a director nominee.

As previously disclosed, we have entered into a stockholders agreement with Maren Otto, Katharina Otto-Bernstein and Alexander Otto providing these members of the Otto family with the right, collectively, to designate up to three director nominees to our Board. The number of director nominees that these members of the Otto family will have the right to designate may be reduced in the future based on reductions in the percentage of our total outstanding common stock owned by these individuals, their lineal descendants or entities they own or control collectively. Albert Behler, Thomas Armbrust and Katharina Otto-Bernstein have been designated for nomination to our Board pursuant to the stockholders agreement.

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CORPORATE GOVERNANCE MATTERS

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines require the non-management directors serving on the Board to meet at regularly scheduled executive sessions without management participation and to hold an executive session at least once each year with only independent directors present. In accordance with such requirement, our non-management directors and/or our independent directors meet in executive sessions from time to time on such a basis. The executive sessions are chaired by our Lead Independent Director.

Annual Elections; Majority Voting

Each of our directors will be elected by our stockholders to serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualified. Our bylaws provide for majority voting in uncontested director elections. Pursuant to our bylaws, in a contested election, directors are elected by a plurality of all of the votes cast in the election of directors, and in an uncontested election, a director is elected if he or she receives more votes for his or her election than votes against his or her election. Under our Corporate Governance Guidelines, any director who fails to be elected by a majority vote in an uncontested election is required to tender his or her resignation to our Board, subject to acceptance. Our Nominating and Corporate Governance Committee will make a recommendation to our Board on whether to accept or reject the resignation, or whether other action should be taken. Our Board will then act on our Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is duly elected and qualifies. The director who tenders his or her resignation will not participate in our Board’s decision.

Anti-Hedging and Anti-Pledging Policy

None of our executives have engaged in any hedging transactions with respect to our stock and none of our executives have engaged in any pledging transactions with respect to our stock except as noted in “Security Ownership of Certain Beneficial Owners and Management.” Under our anti-hedging policy no executive or director may buy or sell puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time unless such transaction has been approved by the Nominating and Corporate Governance Committee.

We also have an anti-pledging policy whereby no executive or director may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the Nominating and Corporate Governance Committee.

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CORPORATE GOVERNANCE MATTERS

Minimum Share Ownership Guidelines for Executive Officers and Directors

We have adopted minimum stock ownership guidelines that require each executive officer to maintain a minimum number of shares of our common stock (including operating partnership units and LTIP units) having a value equal to or greater than a multiple (six times, in the case of our Chief Executive Officer, and three times, in the case of all other Section 16 executive officers) of such executive officer’s base salary. Each executive officer must achieve the minimum equity investment within five years from the later of the date of the adoption of the policy (for executive officers in place at that time) and the date of such officer’s appointment (for subsequently appointed executive officers), and until such time as the executive officer achieves such minimum, he or she must retain 50 percent of the value of any vested award, net of taxes.

We have adopted minimum stock ownership guidelines that require our independent directors to hold a number of shares of our common stock (including operating partnership units and LTIP units) having a market value equal to or greater than five times the portion of the annual base retainer which is eligible to be paid in cash. Each independent director must achieve the minimum equity investment within five years from the later of the date of the adoption of the policy (for directors in place at that time) and the date of such director’s election to our Board (for subsequently appointed directors) to attain compliance with the stock ownership requirements.

Risk Oversight

Our Board is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy and the most significant risks facing the Company, and ensures that appropriate risk mitigation strategies are implemented by management. The Board also is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The Board has delegated to the Audit Committee oversight of the Company’s risk management process. Among its duties, the Audit Committee reviews with management (a) the Company policies with respect to risk assessment and management of risks that may be material to the Company, including enterprise risk management, (b) the Company’s system of internal controls over financial reporting and (c) the Company’s compliance with legal and regulatory requirements. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

In addition, the Compensation Committee considers the risks to the Company’s stockholders and to achievement of our goals that may be inherent in the Company’s compensation program.

The Company’s management is responsible for day-to-day risk management, including the primary monitoring and testing function for companywide policies and procedures, and management of the day-to-day oversight of the risk management strategy for the ongoing business of the Company. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational and compliance and reporting levels.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of nine members. Each member of the Board is serving (or will serve) for a term of one year and until his or her successor is duly elected and qualified. Their term expires at each annual meeting of stockholders. Our charter and bylaws provide that a majority of the Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law which is one and, unless our bylaws are amended, more than nine.

At the 2021 annual meeting, all of the directors will be elected to serve until the 2022 annual meeting and until their successors are duly elected and qualified. The Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following to serve as directors:

● Albert Behler	● Colin Dyer	● Katharina Otto-Bernstein
● Thomas Armbrust	● Karin Klein	● Mark Patterson
● Martin Bussmann	● Peter Linneman	● Greg Wright

Each of these nominees is a current director of the Company. The Board anticipates that each nominee will serve, if elected, as a director. However, if any nominee is unable to accept election, proxies voted in favor of such nominee will be voted for the election of such other person or persons as the Board may select.

Our bylaws provide for majority voting in uncontested director elections. Pursuant to our bylaws, in an uncontested election a director is elected if he or she receives more votes for his or her election than votes against his or her election. Under our Corporate Governance Guidelines, any incumbent director who fails to be elected by a majority vote in an uncontested election is required to tender his or her resignation to our Board, subject to acceptance, and any nominee who is not yet a director must receive a majority of votes for his or her election to be effected. Our Nominating and Corporate Governance Committee will make a recommendation to our Board on whether to accept or reject the resignation, or whether other action should be taken. Our Board will then act on our Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is duly elected and qualified. The director who tenders his or her resignation will not participate in our Board’s decision.

We will treat broker non-votes as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes, if any, will have no effect on this proposal.

The Board unanimously recommends that you vote FOR each of its director nominees.

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PROPOSAL 1: ELECTION OF DIRECTORS

Information Regarding the Director Nominees

The following table and biographical descriptions set forth certain information with respect to each nominee for election as a director at the 2021 annual meeting, based upon information furnished by each director. The biographical information includes the specific experience, qualifications, attributes and skills that led to the conclusion by our Board that such person should serve as a director.

Name	Age	Position
Albert Behler	69	Chairman, Chief Executive Officer and President
Thomas Armbrust	68	Director
Martin Bussmann	69	Director
Colin Dyer	68	Director
Karin Klein	49	Director
Peter Linneman	70	Director
Katharina Otto-Bernstein	56	Director
Mark Patterson	60	Director
Greg Wright	56	Director

DIRECTOR NOMINEES

ALBERT BEHLER
Director since 2014 Age 69 Chairman, Chief Executive Officer and President; Chair, Investment and Finance Committee

Biography

Mr. Behler has been our Chairman, Chief Executive Officer and President since 2014. Mr. Behler joined our company in October 1991 as President and Chief Executive Officer, where he oversaw all of the acquisitions and dispositions that produced our current portfolio of assets. Prior to joining our company, Mr. Behler held various leadership positions at Thyssen, a German multinational conglomerate that he joined in 1973. He ran Thyssen Saudia Company, Ltd as Managing Director and was President of Thyssen Rheinstahl in Atlanta, Georgia from 1985 to 1991. In his positions with Thyssen, Mr. Behler was responsible for, among other duties, the acquisition, financing, development and disposition of more than ten million square feet of commercial real estate in various countries. Mr. Behler’s board and association memberships presently include serving as a member of The Real Estate Roundtable, Washington, D.C.; a member of the Board of Governors of the Real Estate Board of New York; a member of the Urban Land Institute, a member of the American Council on Germany’s Business Advisory Committee; and a member of the Board of Directors of Citymeals-on-Wheels. Mr. Behler is also a former member of the Executive Committee of the Greenprint Foundation and the Board of Directors of the ULI Greenprint Center for Building Performance, and a former Chairman of the Association of Foreign Investors in Real Estate (AFIRE).

Qualifications

Mr. Behler studied law at the University of Cologne and graduated from Georgia State University with a Master’s degree in Business Administration.

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PROPOSAL 1: ELECTION OF DIRECTORS

THOMAS ARMBRUST
Director since 2014 Age 68 Chairman of the Supervisory Board, Cura Vermögensverwaltung; Member, Investment and Finance Committee

Biography

Mr. Armbrust has been a member of our Board since 2014. Mr. Armbrust was the Managing Director of CURA Vermögensverwaltung, a real estate management firm, from 1992 through 2019 and, since January 1, 2020, has served as chairman of its supervisory board. From 1985 to 1992, Mr. Armbrust was Vice President Tax, Accounting, Reporting and M&A of Gruner & Jahr Publishing Group, Hamburg. Prior to that, Mr. Armbrust held various other finance positions since 1977. Mr. Armbrust served as a member of the supervisory board of Deutsche EuroShop AG, a public German real estate stock company until June 12, 2019, and as a member of the supervisory board of Otto Versand, an international retailer until February 29, 2020. He serves as chairman of the supervisory board of ECE Group, an international shopping center manager and developer.

Qualifications

Mr. Armbrust studied national economics and received his Masters of Economics from the University of Mainz. Mr. Armbrust was selected to serve on our Board based on his extensive experience in the real estate industry, his background in finance and his extensive knowledge of the Company.

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PROPOSAL 1: ELECTION OF DIRECTORS

MARTIN BUSSMANN
Director since 2016 Age 69
Trustee, Mannheim Trust; Member, Nominating and Corporate Governance Committee

Biography

Dr. Bussmann has been a member of our Board since March 2016. Dr. Bussmann has been a trustee of the Mannheim Trust in New York since 1998, responsible for the investment and management of its assets in real estate, private equity and financial investments in public equity and fixed income. He also serves as director or manager of a number of the Mannheim Trust portfolio companies, including Mannheim Holdings LLC and Mannheim Real Estate LLC and their subsidiaries. He was a board member of the private Cellwar Holding AG in Switzerland and, since its reorganization, is President of Rhodanie Investment AG. From 1998 to 2005, he was co-trustee of the Marico Trust in New York, and from 1995 to 1998 he was manager of Margna SA/Margna Holding SA, a Luxembourg company that invested in European blue chip stocks. Prior to holding these positions, from 1980 until 1994, Dr. Bussmann spent 15 years in the pharmaceutical and chemical industries in Germany and the United States, at Knoll AG, Abbott Laboratories, BASF AG and BASF Corporation.

Qualifications

Dr. Bussmann received his Dr. juris utriusque degree from Heidelberg University and in 1977 was a Visiting Scholar at Harvard Law School. Dr. Bussmann was selected to serve on our Board based on his extensive experience in industries other than real estate, his background in finance and his senior leadership background.

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PROPOSAL 1: ELECTION OF DIRECTORS

COLIN DYER
Director since 2019 Age 68
Former Chairman and Current Member of the Supervisory Board, Unibail-Rodamco S.E.; Member, Audit Committee

Biography

Mr. Dyer has been a member of our Board since 2019. He is the former Chairman and a current member of the supervisory board of Unibail-Rodamco S.E., a publicly traded global developer and operator of flagship shopping destinations. Mr. Dyer was previously the President and Chief Executive Officer of JLL Incorporated from 2004 to 2016, and a member of its board of directors from 2004 to 2017. He was also formerly Chief Executive Officer of Worldwide Retail Exchange, Chief Executive Officer of Courtaulds Textiles, and a consultant at McKinsey & Company. Mr. Dyer currently serves on the board of directors for Treliant and Altus Limited, Canada.

Qualifications

Mr. Dyer holds a Bachelor of Science in Mechanical Engineering from Imperial College London and a Master of Business Administration from INSEAD. Mr. Dyer was selected to serve on our Board based on his extensive experience in the real estate industry as well as his senior leadership background.

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PROPOSAL 1: ELECTION OF DIRECTORS

KARIN KLEIN
Director since 2016 Age 49
Founding Partner, Bloomberg BETA; Chair, Compensation Committee and Member, Audit Committee

Biography

Ms. Klein has been a member of our Board since March 2016. Ms. Klein has been a founding partner of Bloomberg Beta, a venture capital firm which invests in early stage technology companies that make businesses work better, since 2013. Prior to launching Bloomberg Beta, Ms. Klein led new initiatives at Bloomberg L.P. from 2010 to 2013. Before joining Bloomberg L.P., from 2000 to 2010, Ms. Klein served in various roles at SoftBank, a global company which provides information technology and telecommunication services. Previously, she also held various investing and operating roles at several investment companies and co-founded a children’s education business. Ms. Klein has also served on the board of directors of Regency Centers Corporation since 2019.

Qualifications

Ms. Klein graduated summa cum laude, Phi Beta Kappa, and as a Joseph Wharton Scholar with a Master of Business Administration and a Bachelor of Science from The Wharton School and a Bachelor of Arts from the Annenberg School for Communication at the University of Pennsylvania. Ms. Klein was selected to serve on our Board based on her extensive experience outside the real estate industry, particularly in technology-related industries, and her senior leadership background.

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PROPOSAL 1: ELECTION OF DIRECTORS

PETER LINNEMAN
Director since 2014 Age 70
Professor Emeritus, The University of Pennsylvania, Wharton School of Business; Chair, Audit Committee and Member, Compensation Committee

Biography

Dr. Linneman has been a member of our Board since 2014. From 1979 to 2011, Dr. Linneman was a Professor of Real Estate, Finance and Public Policy at the University of Pennsylvania, Wharton School of Business and is currently an Emeritus Albert Sussman Professor of Real Estate there. Dr. Linneman is also currently a principal of Linneman Associates, a real estate advisory firm, and a principal of American Land Funds, a private equity firm. Dr. Linneman has served on over 20 public and private company boards, including serving as Chairman of the Board of Rockefeller Center Properties, Inc., a REIT, as a member of the board of trustees of Equity Commonwealth (formerly known as CommonWealth REIT), a publicly-traded REIT, and as a member of the board of directors of Regency Centers Corporation, a publicly-traded REIT. Dr. Linneman is also currently serving as an independent director of AG Mortgage Investment Trust, Inc., a publicly-traded REIT. Dr. Linneman previously served as a director of Equity One, Inc., prior to its merger with Regency Centers Corporation, Bedford Property Investors, Inc., Atrium European Real Estate Ltd, and JER Investors Trust, Inc., a finance company that acquires real estate debt securities and loans.

Qualifications

Dr. Linneman holds both Masters and Doctorate degrees in economics from the University of Chicago and a Bachelor of Arts degree from Ashland University. Dr. Linneman was selected to serve on our Board based on his experience over many years in financial and business advisory services and investment activity and his experience as a member of numerous public and private boards, including many real estate companies.

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PROPOSAL 1: ELECTION OF DIRECTORS

KATHARINA OTTO-BERNSTEIN
Director since 2014 Age 56
President, Film Manufacturers Inc.

Biography

Ms. Otto-Bernstein has been a member of our Board since 2014. Ms. Otto-Bernstein is an award winning, Emmy-nominated writer and film maker, who began her career as a journalist. Currently, she is the President of Film Manufacturers Inc., an international production company specializing in the development, production and co-production of high quality fiction and non-fiction motion pictures, as well as selected works for stage and print, a position which she has held since 1992. Ms. Otto-Bernstein is also a principal owner of ECE Group, an international shopping center manager and developer, and a member of the board of directors of CURA Vermögensverwaltung, a real estate management firm. Ms. Otto-Bernstein is the chair of the Dean’s Council of the Columbia University School of the Arts and was awarded the Columbia University Alumni Medal of Achievement in 2009. She is also a member of the board of directors of the Metropolitan Opera and of the International Council of the Guggenheim Museum and served for ten years on the board of the Wildlife Conservation Society.

Qualifications

Ms. Otto-Bernstein received a Bachelor of Arts from Columbia College in philosophy and political science and a Masters of Fine Arts in film from Columbia University. Ms. Otto-Bernstein was selected to serve on our Board based on her significant ownership interest in the Company and experience in the real estate industry.

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PROPOSAL 1: ELECTION OF DIRECTORS

MARK PATTERSON
Director since 2018 Age 60
President MRP Holdings LLC; Lead Independent Director and Chair, Nominating and Corporate Governance Committee

Biography

Mr. Patterson has been a member of our Board since 2018. Mr. Patterson has, since 2010, been President of MRP Holdings LLC and serves as a real estate consultant and financial advisor. He is also an Advisory Director of Investcorp, Inc. and a Senior Advisor to Rockefeller Capital Management. From August 2010 until January 2015, Mr. Patterson served as Chief Executive Officer of Boomerang Systems, Inc. In August 2015, Boomerang Systems, Inc. filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. Until January of 2009 Mr. Patterson was a Managing Director and the Head of Real Estate Global Principal Investments at Merrill Lynch where he oversaw the real estate principal investing activities of the firm. Mr. Patterson joined Merrill Lynch in April 2005 as the Global Head of Real Estate Investment Banking and in 2006 also became the Co-Head of Global Commercial Real Estate which encompassed real estate investment banking, principal investing and mortgage debt. Prior to joining Merrill Lynch, he served as the Global Head of Real Estate Investment Banking at Citigroup from 1996 until 2005. Mr. Patterson currently serves on the board of directors for UDR, Inc. and Digital Realty Trust, Inc., is the Chairman of the Board of Americold Realty Trust, Inc., and is a former director of GGP, Inc. Throughout his career, Mr. Patterson has been involved in a variety of financing and investing activities spanning virtually all types of real estate in most major global property markets.

Qualifications

Mr. Patterson has a Bachelor of Business Administration degree from the College of William and Mary, and a Master of Business Administration degree from the Darden School of Business at the University of Virginia. He is also a Certified Public Accountant. Our Board selected Mr. Patterson to serve as director because it believes he possesses valuable financial and real estate industry expertise, including extensive experience working with public companies in the real estate industry, as well as experience on the boards of directors of public companies and his senior leadership background.

2021 Proxy Statement | 27

PROPOSAL 1: ELECTION OF DIRECTORS

GREG WRIGHT
Director since 2020 Age 56
Chief Investment Officer, Digital Realty Trust, Inc.; Member, Compensation Committee and Nominating and Corporate Governance Committee

Biography

Mr. Wright has been a member of our Board since 2020. Since January 2019, he has been the Chief Investment Officer at Digital Realty Trust, Inc., a publicly traded REIT specializing in data centers, with responsibility for spearheading the company’s investment and other capital allocation activities.

Prior to joining Digital Realty, from 2005 to December 2018, Mr. Wright was Co-Head of Americas Real Estate and Managing Director of the Real Estate, Gaming & Lodging Group at Bank of America Merrill Lynch. During his tenure at Bank of America Merrill Lynch, he provided strategic and financial advice to clients across a broad spectrum of real estate, infrastructure and related sectors, including the Company during its initial public offering. Before his time at Bank of America Merrill Lynch, Mr. Wright served as a Managing Director in the Real Estate & Lodging Group at Citigroup where he was responsible for originating and executing strategic advisory and capital raising assignments, as well as general client coverage. During his 25-year investment banking career, he successfully completed over $200 billion of M&A transactions, asset sales, joint ventures, public and private debt and equity offerings, and bank loans for clients. Many of these transactions have been the largest, most noteworthy transactions in the REIT sector. For example, Mr. Wright led teams that acted as the sole sell-side advisor on the largest REIT merger in history and that served as an active bookrunner on the two largest REIT initial public offerings to date, one of which was the Company's. He also worked at Trammell Crow Company in Washington, DC where he was a member of the finance team responsible for acquisitions, dispositions and joint ventures, as well as construction and permanent debt financings across multiple product types.

Qualifications

Mr. Wright received a Bachelor of Arts degree in Finance from the University of Maryland and a Master of Business Administration degree from the University of Michigan. Mr. Wright was selected to serve on our Board based on his extensive experience in the real estate industry and his valuable financial industry expertise, including extensive experience working with public companies.

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EXECUTIVE OFFICERS

Biographical Information Regarding Executive Officers Who Are Not Directors

As of the date of this proxy statement, our executive officers who are not directors are as follows:

Name	Age	Position
Wilbur Paes	43	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	44	Executive Vice President, Head of Real Estate
David Zobel	35	Executive Vice President, Head of Acquisitions
Gage Johnson	59	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi (1)	40	Senior Vice President, Chief Accounting Officer

(1)	Denotes our executive officer who is not a named executive officer (“NEO”).

WILBUR PAES
Chief Operating Officer, Chief Financial Officer and Treasurer since 2021 Age 43

Biography

Mr. Paes has been our Chief Operating Officer, Chief Financial Officer and Treasurer since February 2021. Before being appointed Chief Operating Officer, Chief Financial Officer and Treasurer, Mr. Paes served as Executive Vice President, Chief Financial Officer and Treasurer since March 2016; and prior to that, Mr. Paes served as Senior Vice President and Chief Accounting Officer since 2014. Prior to joining our executive management team in 2014, Mr. Paes was a Senior Vice President at Vornado Realty Trust, a publicly traded REIT, where he spent over 11 years and held a myriad of positions in accounting and finance. Prior to that, Mr. Paes worked for the international public accounting firms of KPMG LLP and Arthur Andersen LLP, where he served some of the firms’ largest real estate clients.

Qualifications

Mr. Paes graduated from Queens College of the City University of New York with a Bachelor of Arts degree in Accounting and Information Systems. He is a Certified Public Accountant, licensed in the State of New York, and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

2021 Proxy Statement | 29

EXECUTIVE OFFICERS

PETER BRINDLEY
Executive Vice President, Head of Real Estate since 2021 Age 44

Biography

Mr. Brindley has been our Executive Vice President, Head of Real Estate since February 2021. Before being appointed Executive Vice President, Head of Real Estate, Mr. Brindley served as Executive Vice President, Leasing since December 2017. Before being appointed Executive Vice President, Leasing, Mr. Brindley was Senior Vice President, Leasing of our New York portfolio since September 2015. Mr. Brindley joined our company in December 2010 as Vice President of Leasing. Prior to joining our Company, he served as a Senior Director at Tishman Speyer in their New York office. Prior to joining Tishman Speyer in 2004, Mr. Brindley worked at CB Richard Ellis in the brokerage services group. He is a member of the board of directors of the Avenue of the Americas Association, where he serves as Treasurer. He is also a member of the Real Estate Board of New York.

Qualifications

Mr. Brindley graduated from Ithaca College with a Bachelor of Science in Business and received his Master of Science degree in Real Estate Finance & Investment from New York University.

DAVID ZOBEL
Executive Vice President, Head of Acquisitions since 2018 Age 35

Biography

Mr. Zobel has been our Executive Vice President, Head of Acquisitions, since June 2018. He is responsible for all acquisition and disposition related activities, including sourcing, underwriting, and structuring all debt and equity investments on behalf of our Company and our funds. Mr. Zobel joined our company in 2008 and since 2016, served as Senior Vice President, Acquisitions. During his time at our Company, Mr. Zobel has been instrumental in completing transactions in excess of $5 billion. Prior to joining our Company, Mr. Zobel worked in the Real Estate Finance and Securitization Group at Credit Suisse, where he specialized in high-yield distribution and was involved in the structuring, pricing, and sale of over $4 billion of subordinated commercial mortgage debt.

Qualifications

Mr. Zobel graduated from the Wharton School of the University of Pennsylvania with a Bachelor of Science degree in Economics with a concentration in Finance.

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EXECUTIVE OFFICERS

GAGE JOHNSON
Senior Vice President, General Counsel and Secretary since 2014 Age 59

Biography

Mr. Johnson has been our Senior Vice President, General Counsel and Secretary since 2014. Mr. Johnson joined our company in May 2009 as General Counsel. Previously, since 2005, Mr. Johnson was General Counsel of Citi Property Investors, the global real estate investment management arm of Citigroup, where he was a Managing Director responsible for virtually all legal aspects of real estate investments throughout the United States, Europe and Asia in all property sectors. From 2003 to 2005, Mr. Johnson was an Executive Director in the Law Department at Morgan Stanley Real Estate, the investment firm’s real estate unit. From 1998 to 2003, Mr. Johnson served in various roles at Lend Lease Real Estate, part of a publicly-traded property group specializing in project management and construction, real estate investment and development, most recently as General Counsel. Prior to joining Lend Lease Real Estate, Mr. Johnson was an attorney with the law firm of Paul Hastings LLP in Washington, D.C. He was formerly the Vice Chairman, Treasurer, and a member of the Executive Committee of the Board of Directors of The National Aquarium in Washington, D.C.

Qualifications

Mr. Johnson graduated from Princeton University with a Bachelor of Arts degree from the Princeton School of Public & International Affairs and from the University of Virginia School of Law with a Juris Doctorate.

ERMELINDA BERBERI
Senior Vice President, Chief Accounting Officer since 2017 Age 40

Biography

Ermelinda Berberi has been our Senior Vice President, Chief Accounting Officer since April 2017. Before being appointed Senior Vice President, Chief Accounting Officer, Ms. Berberi was Senior Vice President, Finance since April 2016. Prior to joining us in 2016, Ms. Berberi spent over 12 years at Deloitte & Touche LLP in various positions, most recently as an audit Senior Manager in the northeast real estate audit practice, where she served some of the firm’s largest publicly traded REITs.

Qualifications

Ms. Berberi graduated from Montclair State University with a Bachelor of Arts degree in Accounting and received her Master of Business Administration degree from Rutgers University. She is a Certified Public Accountant, licensed in the State of New Jersey, and a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

2021 Proxy Statement | 31

COMPENSATION DISCUSSION AND ANALYSIS

The individuals who constitute our named executive officers (“NEOs”) in any given year are determined in accordance with applicable SEC rules and include our Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”) and the other three most highly-compensated executive officers who were serving as such as of the end of the fiscal year and. During 2020, the following individuals are collectively referred to as our NEOs:

Name	Title
Albert Behler	Chairman, President and Chief Executive Officer
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
David Zobel	Executive Vice President, Head of Acquisitions
Gage Johnson	Senior Vice President, General Counsel and Secretary

2020 Say-on-Pay Vote

At our 2020 annual meeting of stockholders, a non-binding, advisory resolution approving the compensation paid to our NEOs, as disclosed in our 2020 proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussions, was approved by our stockholders, with approximately 87% of the votes cast having been voted in favor of the proposal to approve such resolution. The Compensation Committee has considered the results of this vote and, as a result of the high percentage of votes cast in favor of this resolution, the Committee viewed these results as an indication of stockholders’ overall satisfaction with the manner in which we compensated our NEOs.

Historical Say-On-Pay Votes

2016 - 2019 Average
87%
2020
87%
2021
Following the continued strong stockholder support, the Compensation Committee keeps program relatively consistent with prior years.
Consistent stockholder support in favor of Executive Compensation Practices

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COMPENSATION DISCUSSION AND ANALYSIS

Process for Determining Executive Compensation

Based on the continued strong stockholder support we received in 2020 on our “Say-on-Pay” advisory vote, which was in line with our historical average, the Compensation Committee continued to use a similar process in determining the executive compensation of our NEOs, which included:

●	commissioning a Peer Group Compensation Benchmarking Analysis prepared by FPL, an independent compensation consultant retained by the Compensation Committee, to ensure that our compensation program was competitive with those of other publicly traded REITs in our Peer Group;
●	establishing an appropriate balance between fixed compensation (base salary), variable Short-Term Incentive Compensation (“STIC”) (cash bonus) and variable Long-Term Incentive Compensation (“LTIC”) (equity awards);
●	awarding majority of the NEOs’ equity compensation in the form of performance-based equity awards that use relative Total Shareholder Return (“TSR”) over overlapping three-year measurement periods as the primary performance metric to further align management interests with the interests of our stockholders;
●	assessing our performance against rigorous pre-established formulaic quantitative financial and operational goals (“Corporate Objectives”), and qualitative individual performance goals (“Individual Objectives”) pursuant to our STIC program, which were approved by the Compensation Committee in early 2020 and only slightly modified as a result of the extraordinary events of 2020; and
●	considering our NEOs’ total compensation over time, both on a reported basis and on a realized basis after forfeitures.

2020 COVID-19 Impact

●	The outbreak of COVID-19 caused severe disruptions and had significant adverse impacts to all business, including ours;
●	New York and San Francisco, the markets in which we operate, issued “pause orders” and “shelter in place” rules and restrictions on travel and the types of business that can operate;
●	Leasing and Transaction volumes in New York and San Francisco slowed considerably as investors sought to “preserve” rather than “deploy” capital;
●	Despite the adverse impacts of COVID-19, the Company’s business remained resilient as demonstrated by the following:
o	Portfolio-wide rent collections from the Company’s “blue-chip” tenant roster remained stellar at 97.2% from the onset of the pandemic in April 2020 through year end 2020;
o	Cash NOI increased by $3.3 million, or 0.9% compared to 2019 and Same Store Cash NOI also grew by 0.2% when compared to 2019;
o	The Company strengthened its balance sheet executing on several strategic initiatives, including:
◾	Selling a 10.0% stake in 1633 Broadway at robust valuation in a pandemic stricken environment where transaction volumes had decreased tremendously when compared to prior quarters and prior years;

2021 Proxy Statement | 33

COMPENSATION DISCUSSION AND ANALYSIS

◾	Selling the last asset it owned in Washington, DC completing its strategic exit from the market making it a bi-coastal REIT in two of the nation’s most desirable markets – New York and San Francisco; and
◾	Increasing its liquidity and cash positions to $1.47 billion and $465.3 million, respectively, which was up from $1.29 billion and $331.5 million, respectively, in 2019

Notwithstanding the aforementioned adverse impacts of COVID-19 to our businesses while still being able to recognize management’s extraordinary achievements in positioning the Company to successfully weather the impacts of COVID-19, the Compensation Committee evaluated whether the goals established in early 2020 “pre-pandemic” were still appropriate in a “post-pandemic” environment and concluded as follows:

●	Five of the six previously established goals were left unchanged, including the related ranges for threshold and maximum performance set for such goals; and
●	One goal (Capital Raising) was removed and replaced with a new goal (Sale of Minority Interest in 1633 Broadway) to meet shifting strategic priorities as the pandemic unfolded;

Below is a summary that highlights the Compensation decision made by the Compensation Committee for 2020 performance.

2020 COMPENSATION HIGHLIGHTS

CEO

60%

of Equity award is based on relative TSR hurdles

71%

of Total Compensation paid in Equity

8.5%

Decrease in Total Compensation over 2019

88%

of Pay is Variable and not Guaranteed

35%

Decrease in Cash Bonus

over 2019

All Other NEOs

79%

of Pay is Variable and not Guaranteed

50%

of Equity award is based on relative TSR hurdles

8.4%

Decrease in Total Compensation over 2019

55%

of Total Compensation paid in Equity

29%

Decrease in Cash Bonus

over 2019

For a reconciliation of Cash NOI and Same Store Cash NOI growth to the most directly comparable GAAP measure and additional information regarding this non-GAAP financial measure, see pages 71 – 75 of our Annual Report on Form 10-K for the year ended December 31, 2020.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy

Our executive compensation program is designed to incentivize the creation of long-term shareholder value by aligning the compensation structure for executives with the achievement of our business strategies and to maximize total shareholder return over the long term. In order to meet our objectives, our executive compensation program includes several elements designed to:

●	Attract and Retain Highly Talented Executives: We provide fixed base salaries that reflect the highly competitive markets in which we operate, changes in responsibilities and merit increases.
●	Pay-for-Performance: We seek to align the interests of our executives with our long-term shareholders by tying the vast majority of their non-salary compensation to performance-based incentives, through a:
o	Short-Term Incentive Compensation (cash bonus) program designed to motivate our executives through a strong emphasis on performance, with components rewarding financial, operational and individual performance; and
o	Long-Term Incentive Compensation (equity awards) program to create an appropriate link between compensation and the creation of shareholder value, including multi-year performance-based awards tied to total shareholder returns.
●	Create a Balanced Approach: The Compensation Committee recognizes that our unique portfolio of highly coveted assets is among the most concentrated in the industry, both in terms of the number of markets in which we operate, as well as in the unusually high value per asset that we own. As such, in order to mitigate some of the potential volatility which can arise through concentration, the Compensation Committee believes that an executive compensation program with a greater number of elements (but with less value in each) will:
o	Reduce the volatility of annual compensation, resulting in potentially higher employee retention;
o	Potentially mitigate the risk that any individual element may receive inordinate focus and encourage excessively risky behaviors; and
o	Promote a long-term view by connecting executives’ eventual realized compensation to the decisions that they make, as the majority of their annual compensation vests over a period of four years.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Best Practices

What We Do		What We Do Not Do
✓

A significant portion of our executive officers’ total compensation opportunity is based on performance (i.e., not guaranteed) and salaries comprise a modest portion of each executive officer’s total compensation opportunity.

		Ð	We do not provide tax gross-up payments to any of our executive officers.
✓	We established a formulaic short-term incentive bonus program based on rigorous goals for management.	Ð	We do not provide “single-trigger” change in control cash severance payments.
✓

We align our executive officers with our long-term investors by awarding a significant percentage of their equity compensation in the form of multi-year, performance-based equity awards that use relative Total Shareholder Returns as the main metric.

		Ð	We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; incentive compensation is not based on a single performance motive.
✓	We enhance executive officer retention with time-based, multi-year vesting equity incentive awards granted for prior-year performance.	Ð	We do not guarantee annual salary increases or minimum cash bonuses.
✓	We have a clawback policy.	Ð	We do not have uncapped bonus pay-outs.
✓	We have robust minimum stock ownership guidelines for our executives and directors.	Ð	We do not allow hedging of our stock.
✓	We engage an independent compensation consultant to advise the Compensation Committee, which is comprised solely of independent directors.	Ð	We do not allow for repricing of stock options.

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COMPENSATION DISCUSSION AND ANALYSIS

Peer Group Benchmarking

In developing our executive compensation programs, the Compensation Committee commissioned a peer group compensation benchmarking analysis to ensure that our programs are competitive with those of other publicly traded REITs, including taking into account the cost of attracting and retaining talented executives in the New York City marketplace. The Compensation Committee developed an appropriate peer group for our Company with the advice of FPL, an independent compensation consultant. In establishing an appropriate peer group, the Compensation Committee not only focused on publicly traded REITs relative to our size, but also included publicly traded REITs in the office sector that compete in high-barrier, high-cost markets like New York City and San Francisco, markets in which we operate and compete for talent. The Compensation Committee included companies like Boston Properties, Inc., SL Green Realty Corp. and Vornado Realty Trust in our peer group, notwithstanding their larger relative size, because these companies are office REITs that operate in the same markets as we do. As a result, they compete with us for talent and deal flow and, like us, two of these companies are headquartered in New York City where approximately 95% of our employees are based, including all of our NEOs. For example, our Chief Operating Officer, Chief Financial Officer and Treasurer, Wilbur Paes, joined us from Vornado Realty Trust, where he had previously spent 11 years and prior to his departure was a Senior Vice President.

Other factors are also examined such as what other companies cite Paramount as a peer, to what companies sell-side analysts compare us, as well as what companies are selected by outside proxy advisory firms for their comparative peer groups.

Based on these factors, the Compensation Committee selected the following 12 publicly traded REITs focused on the office sector as members of our peer group. The Compensation Committee evaluates the members of our peer group each year to ensure that they continue to be appropriate and to determine whether other companies should be added. Notwithstanding such annual evaluations, there have been no changes to our peer group since 2019.

• Alexandria Real Estate Equities, Inc.	• Douglas Emmett, Inc.	• Kilroy Realty Corporation
• Boston Properties, Inc.	• Empire State Realty Trust, Inc.	• Piedmont Office Realty Trust, Inc.
• Columbia Property Trust, Inc.	• Highwoods Properties, Inc.	• SL Green Realty Corp.
• Corporate Office Properties Trust	• Hudson Pacific Properties, Inc.	• Vornado Realty Trust

2021 Proxy Statement | 37

COMPENSATION DISCUSSION AND ANALYSIS

Fund and Asset Management Business

Our Company maintains a slightly different structure than the majority of our peers in that in addition to the real estate assets owned by us, we also maintain a meaningful ancillary fund and asset management business that is not directly captured in our total capitalization. The total value of assets under management underlying our fund and asset management business is approximately $2.8 billion, which includes equity and debt fund investments and commitments, investments in properties by third party joint venture partners and other assets for which we typically provide leasing, asset management and property management services. To better depict the full breadth of oversight, we have provided a comparison of our size to our compensation peers by showing our total capitalization both with and without the impact of the fund and asset management business as well as the value of total assets versus the peers and both with and without the impact of our fund and asset management business.

●	As of December 31, 2020, excluding our fund and asset management business, on a total capitalization and total assets basis, we ranked at the 35th percentile and 48th percentile, respectively.
●	As of December 31, 2020, including our fund and asset management business, on a total capitalization and total asset basis, we ranked at the 50th percentile and 71st percentile, respectively.

Select size statistics for the peer group are shown below:

After our peer group was established, FPL provided market data and practices of the peer group for the Compensation Committee to consider, as well as executive compensation trends and developments. Specifically, FPL provided information regarding the design and levels of compensation paid by our peers and overall counsel to determine the appropriate incentive design for our Company. Such compensation data for peers was analyzed by the Compensation Committee with the assistance of FPL.

For purposes of determining our overall level of executive compensation (i.e. base salary, annual incentive cash bonus and long-term equity incentive compensation), the Compensation Committee reviews both total compensation and the mix of compensation components paid by our peer group to executives in comparable positions. However, an executive’s target compensation is not mechanically set to be at a particular percentile of the peer group. The Compensation Committee also takes into account the executive’s role and experience, as compared to our peers’ executives, and other factors, such as retention and responsibility. In addition, the Compensation Committee believes that ultimately the decision as to appropriate target compensation for a particular executive should be made based on a full review of the individual and his role within the organization, Company performance as well as market data.

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COMPENSATION DISCUSSION AND ANALYSIS

CEO Pay-for-Performance Alignment

CEO Pay Structure

FIXED PAY	Base Salary	● No increase in base salary since our initial public offering in 2014)

VARIABLE PAY	Short-Term Incentive Compensation (Cash Bonus)	● 100% based on rigorous goals largely established in early 2020; ● 60% based on formulaic Corporate Objectives; ● 40% based on Individual Objectives

Long-Term Incentive Compensation (Equity Awards)

● 60% based on the achievement of three-year TSR metrics, which include TSR hurdles relative to the performance of our CBD-
 focused New York City office peers and the performance of the
 SNL U.S. Office REIT Index, with a modifier based on
 absolute TSR;
● 40% based on continued service over a four-year vesting period;
● Additional one-year post-vesting restriction on any earned units after the initial three-year performance period

CEO Performance-Based Equity Awards

The chart below provides a summary of the status of the performance-based awards granted to our CEO over the past 5 years (2016-2020), which represents the vast majority of his compensation opportunity, including the actual and/or potential payout outcomes based on our TSR performance over the respective periods.

___________

(1)	Assuming performance for the three-year performance measurement period applicable to these awards continued at the same annualized rate as we experienced from the beginning of the performance period through December 31, 2020.

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COMPENSATION DISCUSSION AND ANALYSIS

Reported vs. Earned Pay

Below is a chart comparing the “Reported Pay” for our CEO in the Summary Compensation Table against the actual pay earned by our CEO. For purposes of this chart, we excluded from each “earned” column all performance-based equity awards that were not earned based on our performance through the end of the applicable performance period or, if the performance period had not yet concluded, would not have been earned as of December 31, 2020 (as referenced in the chart on page 39 – CEO Performance-Based Equity Awards). Additionally, the dollar amounts for all equity awards included as earned in the table below are based on a value of $9.04 per unit, which was the closing price on the NYSE of one share of our common stock on December 31, 2020.

The Compensation Committee believes that TSR should ultimately drive actual pay earned in order to ensure alignment with our stockholders. Accordingly, a significant portion of what our CEO earns over time is driven by our TSR. By awarding a substantial portion of our CEO’s total compensation in the form of multi-year long-term performance-based equity awards, there is a strong alignment of the actual pay earned by our CEO with that of the returns to our stockholders. For example, over the past five years, our TSR has fallen short of our required thresholds and our stock has underperformed our peer set on a relative basis. As a result, the actual pay earned over the past 5 years (2016 – 2020) by our CEO has equated to only 45% of his total “Reported Pay” demonstrating our strong “pay-for-performance” philosophy.

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COMPENSATION DISCUSSION AND ANALYSIS

Elements of Our Compensation Program

The compensation provided to our NEOs in 2020 primarily consisted of Base Salary, Short-Term Incentive Compensation (cash bonus) and Long-Term Incentive Compensation (equity awards). The following charts illustrate the mix of compensation elements for our CEO and other NEOs for 2020.

*	Includes Messrs. Paes, Brindley, Zobel and Johnson.
(1)	Represents the cash bonuses awarded to our NEOs irrespective of their decision to exchange such bonuses for equity awards in connection with our bonus exchange program.
(2)	Consists of annual equity grants comprised of 60% performance-based equity awards and 40% time-based equity awards.
(3)	Consists of annual equity grants comprised of 50% performance-based equity awards and 50% time-based equity awards.

Base Salary

The base salary payable to each NEO provides a fixed component of compensation that reflects the executive’s position and responsibilities. Base salaries are reviewed annually by the Compensation Committee and, subject to contractual obligations we have with the NEO, may be adjusted to better match competitive market levels or to recognize an executive’s professional growth, development and increased responsibility. Below are the details of the annual base salaries for each of our NEOs.

	Base Salary
Executive	2020	2019	Change (%)
Albert Behler	$ 1,100,000	$ 1,100,000	0.0%
Wilbur Paes	624,000	600,000	4.0%
Peter Brindley	520,000	500,000	4.0%
David Zobel	416,000	400,000	4.0%
Gage Johnson	390,000	375,000	4.0%
Total	$ 3,050,000	$ 2,975,000	2.5%

Mr. Behler’s base salary has remained the same since 2014. The base salaries for the rest of our NEOs were increased in early 2020 based on available market data with respect to their roles and responsibilities.

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COMPENSATION DISCUSSION AND ANALYSIS

Short-Term Incentive Compensation (“STIC”)

The Compensation Committee has established a STIC (cash bonus) program for our NEOs pursuant to our Executive Compensation Philosophy, which is to (i) promote a “pay-for-performance” structure and align the interests of our NEOs with that of our long-term shareholders by tying a vast majority of our NEOs non-salary compensation to performance-based incentives, and (ii) create a balanced approach with an appropriate mix of cash and equity compensation. The STIC program is intended to cover annual performance periods and provides our NEOs with the opportunity to earn awards at various performance levels based on the achievement of:

●	Quantitative financial and operational goals (“Corporate Objectives”), and
●	Qualitative individual performance goals (“Individual Objectives”)

The STIC program is designed to encourage outstanding individual and Company performance by motivating the NEOs to achieve key Corporate and Individual Objectives by rewarding performance measured against those objectives. The STIC program results in awards being paid 100% in cash, however in an effort to further align the interests of our NEOs with that of our stockholders, for 2020, each NEO had the opportunity to exchange all or a portion of his cash bonus for equity, pursuant to our “Bonus Exchange Program” as more fully described on page 53.

For our CEO, 60% of his STIC opportunity is based on the achievement of Corporate Objectives and the remaining 40% is based on the achievement of Individual Objectives. For the rest of our NEOs, 50% of their STIC opportunity is based on the achievement of Corporate Objectives and the remaining 50% is based on the achievement of Individual Objectives.

In February 2020, the Compensation Committee approved our STIC program. For each NEO, the Compensation Committee established three specific performance levels that could be achieved:

●	Threshold (50% of target);
●	Target; and
●	Maximum (150% of target)

To the extent performance falls between two levels, awards would be earned by linear interpolation. In the event that actual performance does not meet the threshold requirement, no awards are earned, and to the extent actual performance is above the maximum requirement, the earned awards are capped at the maximum.

The Compensation Committee determined the target amount for each NEO under the STIC program primarily based on a combination of the NEO’s historical compensation, skill, experience and position, competitive market factors, feedback received from our stockholders and contractual obligations we have with the NEO. The target amounts for Messrs. Behler and Paes were equal to 150% of their base salaries and represented the minimum target amounts set forth in their employment agreements with us that were in effect for 2020. The target amounts for Messrs. Brindley and Zobel were set at 125% of their base salaries and the target amount for Mr. Johnson was set at 80% of his base salary, consistent with their respective targets in the prior year.

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COMPENSATION DISCUSSION AND ANALYSIS

The following pages describe the Corporate Objectives for management that were approved by the Compensation Committee, including the reasons the objectives were selected and the rationale for the designated hurdles. These objectives were based on the Company’s internal models and budgets, including the Company’s initial guidance for 2020, which was set forth in its earnings release dated February 12, 2020. Prior to approving our STIC program, the Compensation Committee was extensively involved with the goal-setting process to ensure that the performance objectives were both appropriate and rigorous. In several instances, the Compensation Committee established “target goals” that were more rigorous than those set forth in the Company’s Earnings Guidance. For example, the Company’s Earnings Guidance provided for a 2020 Core FFO Target of $1.03 per share but the Compensation Committee set an even more rigorous Core FFO Target of $1.05 per share for the purposes of our STIC program. Similarly, most of the other goals had more rigorous “targets” than those set forth in the Company’s Earnings Guidance. The following is a list of the goals and related Targets that were established by our Compensation Committee in February 2020.

Pre-COVID-19 Pandemic
Goals	Threshold	Target	Maximum
Core FFO Per Share	$1.03	$1.05	$1.07
Same Store Cash NOI Growth	4.2%	4.5%	4.8%
Square Footage of Signed Leases	700,000	825,000	950,000
Same Store Leased Occupancy	96.6%	96.9%	97.2%
G&A Expenses (in millions)	$62.5	$61.5	$60.5
Capital Raising (in millions)	$600.0	$700.0	$800.0

Subsequent to approving our STIC program, in March 2020, the World Health Organization declared the Coronavirus (“COVID-19”) a global pandemic. The outbreak of COVID-19 had caused severe disruptions in the global economy, including that of the United States and the circumstances surrounding COVID-19 were evolving at a rapid pace. Specifically, New York City and San Francisco, the markets in which we operate and where a majority of our assets are located, reacted by instituting quarantines, “pause” orders, “shelter-in-place” rules, restrictions on travel, and restrictions on the types of business that could operate.

Beginning in March and throughout 2020, we received notices from several tenants requesting rent relief in the form of abatements and deferrals as their businesses were severely disrupted as a result of COVID-19. Leasing in New York City and San Francisco slowed considerably as tenants opted to defer decisions for long-term space needs amidst the pandemic and growing unemployment. Acquisition and capital raising activities also slowed as investors chose to preserve capital rather than deploy it. As a result of COVID-19 and the uncertainty that arose, in April 2020, the Company withdrew its Earnings Guidance that it previously provided in February 2020.

In light of the Company’s decision to withdraw its Earnings Guidance amidst the uncertainty that arose as the pandemic began to unfold, the Compensation Committee decided to re-evaluate the rigorous goals that were established for management prior to the COVID-19 pandemic, which were largely based on the framework used in the Company’s Earnings Guidance. The Compensation Committee’s evaluation considered, among other things, whether the previously established goals and targets were still appropriate, whether new goals were warranted in light of the ongoing pandemic, and management’s intentions with respect to reinstating Earnings Guidance. After much consideration and various discussions with management and the independent compensation consultant, the Compensation Committee concluded as follows:

●	Five of the six previously established goals were left unchanged, including the related ranges for threshold and maximum performance set for such goals; and
●	One goal (Capital Raising) was removed and replaced with a new goal (Sale of Minority Interest in 1633 Broadway)

2021 Proxy Statement | 43

COMPENSATION DISCUSSION AND ANALYSIS

Given that Capital Raising and Transaction related activity had slowed considerably in the wake of the COVID-19 pandemic, and investors’ focus had shifted from “deploying” capital to preserving it, the Compensation Committee deemed it more appropriate to replace the Capital Raising goal with that of the completion of the Sale of a Minority Interest in 1633 Broadway. The Compensation Committee’s decision to leave all of the remaining goals unchanged was based on, among other factors, the following:

(1)	management’s decision not to reinstate its 2020 Earnings Guidance given the fluidity of the pandemic and lack of visibility as to the degree at which the Company’s financial and operational goals would be achieved;

(2)	a desire to avoid elevated payouts if the targets for the existing goals were downwardly revised at a particular point in time where the outlook was highly uncertain; and

(3)	an intention to maintain a rigorous pay program despite the challenges brought on by COVID-19.

The table below provides a summary of the 2020 Goals that were in effect after the Compensation Committee’s evaluation of such goals in the light of the COVID-19 pandemic.

Post-COVID-19 Pandemic
				Compensation
				Committee
Goals	Threshold	Target	Maximum	Conclusion
Core FFO Per Share	$1.03	$1.05	$1.07	Unchanged
Same Store Cash NOI Growth	4.2%	4.5%	4.8%	Unchanged
Square Footage of Signed Leases	700,000	825,000	950,000	Unchanged
Same Store Leased Occupancy	96.6%	96.9%	97.2%	Unchanged
G&A Expenses (in millions)	$62.5	$61.5	$60.5	Unchanged
Capital Raising (in millions)	$600.0	$700.0	$800.0	Replaced

Sale of 10% Interest in 1633 Broadway	$2,300.0	$2,350.0	$2,400.0	New
(in millions, except psf data)	$920/sf	$940/sf	$960/sf

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objective #1

Core FFO Per Share

Why was this measure chosen:

FFO is a widely-used non-GAAP measure of operating performance for REITs to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.

Core FFO is an alternative measure of operating performance used by us because it adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods in order to reflect the Core FFO of our real estate portfolio and operations.

What was our Target:

The 2020 Core FFO Target for the purposes of our STIC program was $1.05 per share with a range of $1.03 to $1.07 per share. The 2020 Target that was established by the Compensation Committee was significantly ahead of consensus estimates and represented a $0.07 per share, or 7.1%, increase in Core FFO earnings when compared to 2019.

In establishing the 2020 Core FFO Target, the Compensation Committee considered, among other things, (i) our internal projections and earnings guidance, (ii) the growth in Core FFO earnings as compared to the prior year, and (iii) consensus estimates of Core FFO by the analyst community that cover the Company.

		Threshold	Maximum	Actual
Name	Weighting	Opportunity	Opportunity	Payout
		($)	($)	($)
Behler	25.0%	123,750	371,250	-
Paes	25.0%	58,500	175,500	-
Brindley	15.0%	24,375	73,125	-
Zobel	20.0%	26,000	78,000	-
Johnson	25.0%	19,500	58,500	-

What were the Actual Results:

We ended 2020 with Core FFO of $0.96 per share, which was well below our Target of $1.05 per share primarily due to the significant impact of the COVID-19 pandemic. Given that this outcome was also below the threshold of $1.03 per share, it resulted in no payout with respect to this objective. For a reconciliation of Core FFO to the most directly comparable GAAP measure and additional information regarding this non-GAAP financial measure, see pages 75-76 of our Annual Report on Form 10-K for the year ended December 31, 2020.

2021 Proxy Statement | 45

COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objective #2

Same Store Cash NOI Growth

Why was this measure chosen:

Same Store Cash NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods and consists of property‐related revenue less operating expenses excluding non-cash adjustments such as straight‐line rent and the amortization of above and below‐market leases, net. We use this measure internally as a performance measure and believe it provides useful information to investors regarding our financial condition and results of operations because it only reflects income and expense items that are incurred at property level.

What was our Target:

The 2020 Target for Same Store Cash NOI growth for the purposes of our STIC program was 4.5%, with a range of 4.2% to 4.8%.

In establishing the 2020 Target for Same Store Cash NOI growth, the Compensation Committee considered, among other things, (i) our internal projections and earnings guidance, (ii) the historical average growth in Same Store Cash NOI , and (iii) the historical average growth in Same Store Cash NOI of that of our New York City focused peer group.

		Threshold	Maximum	Actual
Name	Weighting	Opportunity	Opportunity	Payout
		($)	($)	($)
Behler	12.5%	61,875	185,625	-
Paes	15.0%	35,100	105,300	-
Brindley	10.0%	16,250	48,750	-
Zobel	15.0%	19,500	58,500	-
Johnson	15.0%	11,700	35,100	-

What were the Actual Results:

We ended 2020 with Same Store Cash NOI growth of 0.2%, which was well below our Target of 4.5%, primarily due to the significant impact of the COVID-19 pandemic. Given that this outcome was also well below the threshold of 4.2%, it resulted in no payout with respect to this objective. For a reconciliation of Same Store Cash NOI to the most directly comparable GAAP measure and additional information regarding this non-GAAP financial measure, see pages 71-75 of our Annual Report on Form 10-K for the year ended December 31, 2020.

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objective #3

Square Footage of Signed Leases

Why was this measure chosen:

Leasing is a very important aspect of our business and the amount of square feet leased has a direct impact on the current and future cash flows of our business.

What was our Target:

The 2020 Target for Square footage of Signed Leases for the purposes of our STIC program was 825,000 square feet, with a range of 700,000 to 950,000 square feet.

In establishing the 2020 Target for signed leases, the Compensation Committee considered, among other things, (i) our internal projections and earnings guidance, (ii) our historical average leasing volume, (iii) the existing amount of vacant square feet and square feet of leases expiring in 2020, including the timing of such expirations, and (iv) our historical average lease renewal rates.

		Threshold	Maximum	Actual
Name	Weighting	Opportunity	Opportunity	Payout
		($)	($)	($)
Behler	12.5%	61,875	185,625	-
Paes	15.0%	35,100	105,300	-
Brindley	25.0%	40,625	121,875	-
Zobel	12.5%	16,250	48,750	-
Johnson	15.0%	11,700	35,100	-

What were the Actual Results:

We ended 2020 with signed leases aggregating 699,159 square feet of space, which was well below our Target of 825,000 square feet, primarily due to the significant impact of the COVID-19 pandemic. Notwithstanding that this outcome was slightly below the threshold of 700,000 square feet, it resulted in no payout with respect to this objective.

2021 Proxy Statement | 47

COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objective #4

Same Store Leased Occupancy

Why was this measure chosen:

Same Store Leased Occupancy is used to measure the occupancy of properties that were owned by us in a similar manner during both the current period and prior reporting periods. The occupancy levels of our properties have a direct impact on the current and future cash flows of our business.

What was our Target:

The 2020 Target for the Same Store Leased Occupancy rate of our portfolio for the purposes of our STIC program was 96.9%, with a range of 96.6% to 97.2%. The 2020 Target established by the Compensation Committee represented a 100 bps increase in Same Store Leased Occupancy over 2019.

In establishing the 2020 Target for Same Store Leased Occupancy, the Compensation Committee considered, among other things, (i) our internal projections and earnings guidance, (ii) the leased occupancy rate of our same store portfolio at the end of December 2019, (iii) the existing amount of vacant square feet and square feet of leases expiring in 2020, including the timing of such expirations, and (iv) our historical average lease renewal rates.

		Threshold	Maximum	Actual
Name	Weighting	Opportunity	Opportunity	Payout
		($)	($)	($)
Behler	12.5%	61,875	185,625	-
Paes	10.0%	23,400	70,200	-
Brindley	20.0%	32,500	97,500	-
Zobel	12.5%	16,250	48,750	-
Johnson	10.0%	7,800	23,400	-

What were the Actual Results:

We ended 2020 with a Same Store Leased Occupancy rate of 95.2%, which was well below our Target of 96.9%, primarily due to the significant impact of the COVID-19 pandemic. Given that this outcome was also well below the threshold of 96.6%, it resulted in no payout with respect to this objective.

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COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objective #5

General and Administrative Expense

Why was this measure chosen:

General and administrative expense represents our corporate overhead, of which a meaningful component is executive compensation. It is used by our investors and analysts to assess how efficiently we manage our overhead.

What was our Target:

The 2020 Target for General and Administrative expenses for the purposes of our STIC program was $61.5 million, with a range of $62.5 million to $60.5 million. The 2020 Target established by the Compensation Committee represented a 3.9% decrease in general and administrative expenses over 2019. For the purposes of our STIC program, general and administrative expenses exclude the impact of the mark-to-market of our deferred compensation plan assets, the impact of cash bonuses pursuant to our STIC program that are above target levels and certain other one-time items approved by our Board or Compensation Committee.

In establishing the 2020 Target for general and administrative expenses, the Compensation Committee considered, among other things, (i) our internal projections and earnings guidance, (ii) the degree of change in general and administrative expenses in relation to the prior year, (iii) historical increases in general and administrative expenses, including the impact of the amortization of stock-based compensation, and (iv) the overall general and administrative costs to run our business, including the cost to compete for talent in New York City (our headquarters) and the markets in which we operate.

.

		Threshold	Maximum	Actual
Name	Weighting	Opportunity	Opportunity	Payout
		($)	($)	($)
Behler	15.0%	74,250	222,750	222,750
Paes	20.0%	46,800	140,400	140,400
Brindley	15.0%	24,375	73,125	73,125
Zobel	15.0%	19,500	58,500	58,500
Johnson	15.0%	11,700	35,100	35,100

What were the Actual Results:

We ended 2020 with general and administrative expenses of $60.4 million, which was better than our Target of $61.5 million. Given that this outcome was also better than the maximum goal of $60.5 million, it resulted in maximum payout with respect to this objective.

2021 Proxy Statement | 49

COMPENSATION DISCUSSION AND ANALYSIS

Corporate Objective #6

Sale of a 10% interest in 1633 Broadway

Why was this measure chosen:

As a result of the COVID-19 pandemic in March 2020, the stock markets began to tumble and the Company’s stock price declined by over 57% from a high of $15.00 in February 2020 to a new 52-week low of $6.42 in March 2020, thereby implying that the value of the Company’s Class A real estate assets had declined to approximately $525 per square foot. Executing on the sale of a portion of the Company’s largest real estate asset in a challenging pandemic-stricken environment, at a price substantially higher than the value being implied by the current stock price not only helped validate the “true market value” of the Company’s real estate assets, but also enabled the Company to generate additional liquidity thereby strengthening its balance sheet to weather the ongoing COVID-19 crisis. Accordingly, the Compensation Committee chose to replace the previously established objective relating to capital raising with an objective relating to our sale of a 10% interest in 1633 Broadway. While this was a strategic objective of the Company from early 2020, it was not added as a formal objective under the STIC until after the closing of the sale.

We executed the sale of a 10% interest in 1633 Broadway at a price that valued the asset at $2.4 billion, or $960 per square foot. In light of the importance of our completion of this sale, the Compensation Committee determined that the maximum payout should be paid with respect to this metric.

		Threshold	Maximum	Actual
Name	Weighting	Opportunity	Opportunity	Payout
		($)	($)	($)
Behler	22.5%	111,375	334,125	334,125
Paes	15.0%	35,100	105,300	105,300
Brindley	15.0%	24,375	73,125	73,125
Zobel	25.0%	32,500	97,500	97,500
Johnson	20.0%	15,600	46,800	46,800

50 | ir.paramount-group.com

COMPENSATION DISCUSSION AND ANALYSIS

After evaluating the achievement of each Corporate Objective and factoring their relative weighting with respect to each NEO, the Compensation Committee awarded cash bonuses that were well below Target and only slightly above the Threshold amounts that were established for each NEO. The following table summarizes the cash bonuses awarded to each NEO based on their achievement of the Corporate Objectives.

	% of Total	Corporate Objective Component
	STI Compensation	Threshold	Target	Maximum	Actual	% of
Name	Opportunity	(50%)	(100%)	(150%)	Payout	Target
Albert Behler	60%	$ 495,000	$ 990,000	$ 1,485,000	$ 556,875	56%
Wilbur Paes	50%	234,000	468,000	702,000	245,700	53%
Peter Brindley	50%	162,500	325,000	487,500	146,250	45%
David Zobel	50%	130,000	260,000	390,000	156,000	60%
Gage Johnson	50%	78,000	156,000	234,000	81,900	53%
Total		$ 1,099,500	$ 2,199,000	$ 3,298,500	$ 1,186,725	54%

The table below describes the Individual Objectives for 2020 that were established for each of our NEOs.

	Albert	Wilbur	Peter	David	Gage
Individual Objectives	Behler	Paes	Brindley	Zobel	Johnson
Executing the overall strategy and business plan	●
Overseeing the investment and capital allocation strategy	●
Developing new and expanding existing joint venture relationships	●			●
Effective communication with executive management on matters of tactical and strategic importance	●
Motivating senior management to deliver superior results	●
Successfully executing a long-term retail lease with Harry Winston	●	●	●
Serving as a strategic business partner to the CEO in all areas of the business		●
Managing the Company's capital structure and maintaining a strong and flexible balance sheet		●
Monitoring tenant collections in the wake of COVID-19		●
Overseeing the Company's financial strategy and planning		●
Active engagement with the investor and analyst community		●
Effectively leading the Company's leasing initiatives in both its markets			●
Achieving solid mark-to-market increases in rental rates on lease renewals and re-leasing of vacant or expiring space			●
Establishing and leading the Company's COVID-19 "Re-Entry" Task Force and preparing the buildings for a safe and healthy work environment			●
Overseeing the Company's acquisition, disposition and capital raising initiatives				●
Effectively executing on selective real estate dispositions to enable capital recycling into higher yielding investment opportunities				●
Raising third-party capital to further investment initiatives				●
Leadership of ongoing compliance and regulatory initiatives					●
Oversight of the Company's sustainability initiatives					●

2021 Proxy Statement | 51

COMPENSATION DISCUSSION AND ANALYSIS

In determining each of our NEO’s achievement of his Individual Objectives, the Compensation Committee assessed the performance of each NEO as compared to his Individual Objectives. After evaluating the achievement of each Individual Objective and factoring their relative weighting with respect to each NEO, the Compensation Committee awarded cash bonuses to each NEO above Target but below the Maximum amounts established for each NEO. The following table summarizes the cash bonuses awarded to each NEO based on the Compensation Committee’s assessment of the NEO’s achievement of the Individual Objectives.

	% of Total	Individual Objective Component
	STI Compensation	Threshold	Target	Maximum	Actual	% of
Name	Opportunity	(50%)	(100%)	(150%)	Payout	Target
Albert Behler	40%	$ 330,000	$ 660,000	$ 990,000	$ 943,125	143%
Wilbur Paes	50%	234,000	468,000	702,000	654,300	140%
Peter Brindley	50%	162,500	325,000	487,500	468,750	144%
David Zobel	50%	130,000	260,000	390,000	314,000	121%
Gage Johnson	50%	78,000	156,000	234,000	213,100	137%
Total		$ 934,500	$ 1,869,000	$ 2,803,500	$ 2,593,275	139%

Furthermore, in determining the overall bonus paid to our NEOs, the Compensation Committee considered the achievement of the Corporate Objectives, which resulted in an average payout of well below target (54%) to the NEOs as a group and therefore increased the payout to the NEOs, as a group, in an amount equal to 139% of the Target amount attributable to the Individual Objectives. The Compensation Committee’s final decision was also based on its view of the appropriate payouts under the STIC program for the NEOs as it sought to balance the financial outcomes that occurred in a difficult operating environment while being able to recognize management’s extraordinary achievements in positioning the Company to successfully weather the impact of COVID-19 and continuing to meet shifting strategic priorities as the pandemic unfolded.

Below is a table summarizing the total STIC that was awarded to each of our NEOs, pursuant to the Compensation Committee’s assessment of the Corporate Objectives and each NEO’s Individual Objectives.

	Total STI Compensation Opportunity			Actual	% of
Name	Threshold	Target	Maximum	Payout	Target
Albert Behler	$ 825,000	$ 1,650,000	$ 2,475,000	$ 1,500,000	91%
Wilbur Paes	468,000	936,000	1,404,000	900,000	96%
Peter Brindley	325,000	650,000	975,000	615,000	95%
David Zobel	260,000	520,000	780,000	470,000	90%
Gage Johnson	156,000	312,000	468,000	295,000	95%
Total	$ 2,034,000	$ 4,068,000	$ 6,102,000	$ 3,780,000	93%

As a result, the 2020 bonus payouts fell below target and reflect the lowest level across the past five performance years as can be seen in the table below.

52 | ir.paramount-group.com

COMPENSATION DISCUSSION AND ANALYSIS

Furthermore, each executive received a 2020 bonus payout that was significantly less than the prior year.

Bonus Exchange Program

In order to encourage our NEOs to increase their equity holdings and further align the interests of our NEOs with that of our stockholders, the Compensation Committee approved a bonus exchange program for 2020 similar to the bonus exchange program that was approved for 2019. Pursuant to the 2020 Bonus Exchange Program, each of our NEOs could elect to exchange all or a portion of his or her STIC for fully vested AOLTIP units or LTIP units of our operating partnership, with a value equal to the cash bonus exchanged. Alternatively, each of our NEOs (other than Mr. Behler) have the option to elect to exchange all or a portion of his or her STIC for AOLTIP units or LTIP units, subject to three-year vesting (40%, 40% and 20%), with a value equal to 125% of the cash bonus exchanged.

The table below presents the details of the bonus amounts exchanged by each NEO that participated in our Bonus Exchange Program, and the corresponding AOLTIP units or LTIP units issued pursuant to the 2020 bonus exchange program.

	Bonus Exchange
	Grant Date Fair Value of units
	issued in Lieu of Cash Bonus
Executive	AOLTIP Units		LTIP Units
Albert Behler	$ 1,200,000	(1)	$ -
David Zobel	312,500	(2)	-
Gage Johnson	-		150,000	(3)

_______

(1)	Mr. Behler exchanged $1,200,000 of his bonus and received 600,000 fully vested AOLTIP units that have a participation threshold of $8.63 per unit. Each vested AOLTIP Unit may be converted, at the election of the holder, into a number of common units in our operating partnership, determined by the increase in value of a share of our common stock at the time of the conversion over the participation threshold, which was the fair market value of a share of our common stock on the date of grant.
(2)	Mr. Zobel exchanged $250,000 of his bonus and received 156,250 AOLTIP units that have a participation threshold of $8.63 per unit, subject to vesting over three years. Each vested AOLTIP Unit may be converted, at the election of the holder, into a number of common units in our operating partnership, determined by the increase in value of a share of our common stock at the time of the conversion over the participation threshold, which was the fair market value of a share of our common stock on the date of grant.
(3)	Mr. Johnson exchanged $120,000 of his bonus and received 18,940 LTIP units, subject to vesting over three years.

2021 Proxy Statement | 53

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Compensation (“LTIC”)

The Compensation Committee believes that, generally, a substantial portion of each NEO’s annual compensation should be in the form of long-term equity. LTIC in the form of equity encourages management to create stockholder value over the long term, because the value of the equity award is directly attributable to changes in the price of our common stock over time. In addition, equity awards are an effective tool for management retention because full vesting of the awards generally requires continued employment for multiple years. LTIC equity awards are granted in the form of LTIP units, representing a class of partnership interests in our operating partnership and are comprised of performance-based LTIP units (60.0% for our CEO and 50.0% for all other NEOs), time-based LTIP units (15.0% for our CEO and 25.0% for all other NEOs) and time-based AOLTIP units (25.0% for all NEOs).

Performance-Based LTIP Units

On January 11, 2021, the Compensation Committee approved the 2020 Performance-Based Awards Program, a multi-year performance-based LTIC program (the “2020 Performance Program”). The purpose of the 2020 Performance Program is to further align the interests of our stockholders with that of management by encouraging our senior officers to create stockholder value in a “pay-for-performance” structure.

The following are the key highlights of the 2020 Performance Program

●	100% of the awards are based on relative TSR;
●	Relative TSR is measured against our most directly comparable NYC office peers (50.0%) and the SNL Office REIT Index (50%);
●	If our absolute TSR is negative over the performance measurement period, the payout is reduced by 30.0%;
●	NEOs are required to hold earned awards for an additional year following the performance-measurement period.

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COMPENSATION DISCUSSION AND ANALYSIS

Under the 2020 Performance Program, participants may earn awards in the form of LTIP units of our operating partnership based on our TSR over a three-year performance measurement period beginning on January 1, 2021 and continuing through December 31, 2023 as follows:

●	50.0% of the award is earned based on the rank of our TSR relative to the returns of the CBD-focused New York City office peers, comprised of Vornado Realty Trust, SL Green Realty Corp., Empire State Realty Trust and Columbia Property Trust over the three-year performance measurement as follows:

Percentage of
Peer Relative
Peer Rank	LTIP Units Earned
Highest	100%
Second Highest	75%
Third Highest	50%
Fourth Highest	25%
Fifth Highest	0%
●	50.0% of the award is earned based on the percentile rank of our TSR relative to performance of the SNL U.S. Office REIT Index constituents as follows:

Percentage of
Index Relative
Index Percentile Rank	LTIP Units Earned
Below the 30th percentile	0%
At the 30th percentile	33%
At the 55th percentile	66%
At or above the 80th percentile	100%

If our TSR is negative over the three-year performance measurement period, then the number of LTIP units that are earned under the 2020 Performance Program will be reduced by 30.0% of the number of such awards that otherwise would have been earned.

In addition, if the designated performance objectives are achieved, awards earned under the 2020 Performance Program are also subject to vesting based on continued employment with us through December 31, 2024, with 50.0% of each award vesting upon the conclusion of the performance measurement period, and the remaining 50.0% vesting on December 31, 2024. Furthermore, our NEOs are required to hold earned awards for an additional year following vesting.

LTIP Units and AOLTIP Units

As part of the LTIC program, we grant our NEOs a separate class of units of limited partnership interest in our operating partnership, which we refer to as LTIP units. LTIP units are similar to common units in our operating partnership, which generally are economically equivalent to shares of our common stock, except that the LTIP units are structured as “profits interests” for U.S. federal income tax purposes under current federal income tax law. As profits interests, LTIP units generally only have value, other than with respect to the right to receive distributions, if the value of the assets of our operating partnership increases between the issuance of LTIP units and the date of a book-up event for partnership tax purposes. If the value of the assets of our operating partnership increases sufficiently, the LTIP units can achieve full parity with common units in our operating partnership. If such parity is achieved, LTIP units may be converted, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common units, which in turn are redeemable by the holder for cash or, at our election, on a one-for-one basis into shares of our common stock. Except for the LTIP units issued under our Performance Programs, LTIP units, whether vested or unvested, entitle the holder to receive distributions per unit from our operating partnership that are equivalent to the dividends paid per share on our common stock.

2021 Proxy Statement | 55

COMPENSATION DISCUSSION AND ANALYSIS

In addition to the LTIP units described above, we also have issued another class of units of limited partnership interest in our operating partnership that are intended to be similar to stock options from an economic perspective, which we refer to as AOLTIP units. AOLTIP units are also intended to qualify as “profits interests” for U.S. federal income tax purposes.

Like stock options, AOLTIP units operate in a manner that generally permits holders to realize the benefit of any increase in the per share value of our common stock above the value at the time the AOLTIP units are granted. At the time of the grant of AOLTIP units, the operating partnership establishes a participation threshold, the vesting terms and the mandatory conversion date, if any, for the AOLTIP units. The participation threshold corresponds to the exercise price of a stock option while the mandatory conversion date corresponds to the expiration date of a stock option. Similar to the exercise price for stock options, the participation threshold will equal the per unit value of the common units of our operating partnership on the grant date. AOLTIP units will receive distributions on a per unit basis equivalent to 10% of the dividends paid per share on our common stock from the grant date to their conversion as opposed to holders of stock options who will not receive any distributions relating to periods between grant and exercise.

Once AOLTIP units have vested, they may be converted into common units of our operating partnership by the holder at any time prior to their mandatory conversion date in a manner that is similar to a net exercise of stock options. Upon exercise of this conversion right, the AOLTIP units will convert into a number of common units of the operating partnership that have an aggregate value equal to the aggregate spread of the AOLTIP units that are converted. The “spread” for each AOLTIP unit will equal the excess, if any, of the per share value of our common stock on the conversion date above such per share value at the time the AOLTIP unit was granted (i.e., the participation threshold). Any AOLTIP units that have not been voluntarily converted prior to the mandatory conversion date established at the time the AOLTIP units were granted will automatically convert into common units on such mandatory conversion date, or be forfeited if per share value of our common stock on the conversion date is less than the participation threshold for the AOLTIP units.

The time-based LTIP units and AOLTIP Units that were granted for 2020 are subject to ratable vesting over four years (i.e., 25% vesting on each of February 15, 2022, 2023, 2024 and 2025, subject to continued employment).

The Compensation Committee determined the value of the equity awards for each NEO primarily based on a combination of the NEO’s historical compensation, skill, experience and position, competitive market factors and feedback received from FPL, an independent compensation consultant. Below are details of the annual equity awards that were granted to each of our NEOs in the first quarter of 2021 for 2020 performance.

	Long-Term Equity Incentive Awards
Executive	Grant Date Fair Value of Performance- Based LTIP Units	Grant Date Fair Value of Time-Based LTIP Units	Grant Date Fair Value of AOLTIP Units	Total Grant Date Fair Value of Long-Term Equity Awards
Albert Behler	$ 3,750,000	$ 937,500	$ 1,562,500	$ 6,250,000
Wilbur Paes	1,050,000	525,000	525,000	2,100,000
Peter Brindley	700,000	350,000	350,000	1,400,000
David Zobel	525,000	262,500	262,500	1,050,000
Gage Johnson	262,500	131,250	131,250	525,000

During 2020, the Compensation Committee also decided to amend the terms of certain LTIP units previously granted to our NEOs relating to the special allocations of book gain that these LTIP units are entitled to receive for partnership tax purposes, which are described in detail under “– Compensation Disclosure and Analysis – Other Compensation Policies and Practices – Tax Considerations.

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COMPENSATION DISCUSSION AND ANALYSIS

Total Direct Compensation

Under the rules and regulations of the SEC, each year the “Summary Compensation Table” must disclose the salary paid during that year, the annual cash incentive earned for that year and the equity-based, long-term incentive awards granted during that year. As noted below, because the equity-based pay we award in the first quarter of each year (similar to the cash bonus awarded in the first quarter of each year) represents compensation for prior year performance, the SEC’s approach prevents us from showing together all the pay – including salary, annual cash incentive and equity-based awards – awarded for a particular year. In order to provide our stockholders with the aggregate amount of compensation awarded for a given calendar year, we are including the supplemental “Total Direct Compensation Table” below. We believe the “Total Direct Compensation Table” enables a more meaningful annual compensation presentation than the “Summary Compensation Table” presented later in this proxy statement because it consists of (i) the actual salary paid for the year, (ii) the annual incentives (cash bonuses) awarded for the year and (iii) the annual grant date fair value of equity grants awarded for the year, irrespective of when such amounts ultimately were granted, paid and/or vested, and excludes multi-year retention awards. This table illustrates one of the analyses undertaken by the Compensation Committee in determining each element of our NEO compensation for the particular year in light of each executive’s performance during such year.

The Total Direct Compensation of our NEOs for 2020 is set forth in the table below.

Executive	Year	Salary	Short-Term Incentive Compensation (Cash Bonus) (1)	Long-Term Incentive Compensation (Equity Awards)		Total Direct Compensation	% Change over Prior Year
Albert Behler	2020	$ 1,100,000	$ 1,500,000	$ 6,250,000		$ 8,850,000	(8.5)%
	2019	1,100,000	2,325,000	6,250,000		9,675,000
Wilbur Paes	2020	624,000	900,000	2,100,000		3,624,000	(10.5)%
	2019	600,000	1,350,000	2,100,000	(2)	4,050,000
Peter Brindley	2020	520,000	615,000	1,400,000		2,535,000	(9.5)%
	2019	500,000	900,000	1,400,000		2,800,000
David Zobel	2020	416,000	470,000	1,050,000		1,936,000	(5.6)%
	2019	400,000	600,000	1,050,000		2,050,000
Gage Johnson	2020	390,000	295,000	525,000		1,210,000	(4.0)%
	2019	375,000	360,000	525,000		1,260,000

(1)	See page 53 for details on the amounts of cash bonus exchanged by our NEOs for equity pursuant to our Bonus Exchange Program.
(2)	Excluding a multi-year retention equity award granted to Mr. Paes in connection with his employment agreement.

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COMPENSATION DISCUSSION AND ANALYSIS

Roles of the Compensation Committee, Compensation Consultant and Management

Compensation Committee

The Compensation Committee is comprised entirely of independent directors. The Compensation Committee has overall responsibility for monitoring the performance of our executives and evaluating and approving our executive compensation plans, policies and programs. In addition, our Compensation Committee oversees and administers our 2014 Equity Incentive Plan.

The Compensation Committee, after taking into account recommendations from our independent compensation consultant, determines all components of our CEO’s compensation. With respect to the other NEOs, the Compensation Committee seeks input from our CEO, in addition to our independent compensation consultant, and then reviews and grants final approval of all components of our other NEOs’ compensation as well.

Compensation Consultant

The Compensation Committee has engaged FPL, an outside compensation consultant, to provide guidance with respect to the development and implementation of our compensation programs. FPL provided our Compensation Committee with advice concerning the types and levels of compensation to be paid to our NEOs. FPL also guided the Compensation Committee in the design of our performance-based equity programs since 2016.

The Compensation Committee performs an annual assessment of the compensation consultant’s independence to determine whether the consultant is independent. The Compensation Committee has determined that FPL is independent, and that their work has not raised any conflicts of interest. During 2020, FPL did not provide any services to our Company other than the aforementioned services to the Compensation Committee.

Management

Our CEO attends Compensation Committee meetings, as appropriate, provides information as to the individual performance of the other NEOs and makes annual recommendations to the Compensation Committee of appropriate compensation levels for all NEOs other than himself. Nonetheless, all components of our executive officers’ compensation must be approved by the Compensation Committee in its sole discretion and the Compensation Committee regularly meets in executive session without our CEO or any members of management.

Management has engaged Frederic W. Cook & Co, Inc., (“FW Cook”) to assist management in formulating its executive compensation recommendations. FW Cook provided market data and other compensation structuring suggestions to members of management that were considered by our CEO in making his recommendations to the Compensation Committee.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Compensation Policies and Practices

Employment Agreements and Executive Severance Plan

As of December 31, 2020, we have employment agreements with Messrs. Behler and Paes.

On February 4, 2021, we entered into an employment agreement with Mr. Paes in connection with his promotion to Chief Operating Officer, Chief Financial Officer and Treasurer. The new employment agreement superseded his prior employment agreement that was scheduled to expire in June 2022. The initial term of the new employment agreement ends on March 31, 2024 unless earlier terminated and will automatically extend for an additional one-year term at the expiration of the initial term unless either party provides written notice of a non-renewal no later than 180 days prior to the expiration of the initial term. The new employment agreement provides for an annual base salary of $650,000, subject to potential merit increases (but not decreases) each year and a target annual bonus in the amount of at least 150% of base salary. Prior to entering into the new employment agreement, Mr. Paes was entitled to a minimum annual base salary of $624,000 with a target annual bonus multiple of 150%. In addition, the Compensation Committee made a special promotion equity award grant to Mr. Paes of $1,500,000, which consisted of 180,941 LTIP units that will cliff-vest if Mr. Paes continues to serve the Company for a five-year period ending on February 4, 2026. The increase in Mr. Paes’ base salary and his special promotional equity award was based on the additional responsibilities assumed by Mr. Paes in connection with his promotion to Chief Operating Officer, Chief Financial Officer and Treasurer, competitive market data and the overall value of Mr. Paes to the Company. The severance, termination and restrictive covenant provisions in the new employment agreement are all substantially consistent with the provisions of his prior employment agreement.

On February 4, 2021, we also entered into an employment agreement with Mr. Brindley in connection with his promotion to Executive Vice President, Head of Real Estate. Mr. Brindley’s employment agreement provides for an initial term which ends on March 31, 2024 unless earlier terminated and will automatically extend for an additional one-year term at the expiration of the initial term unless either party provides written notice of a non-renewal no later than 180 days prior to the expiration of the initial term. The employment agreement provides for an annual base salary of $560,000, subject to potential merit increases (but not decreases) each year and a target annual bonus in the amount of at least 150% of base salary. In addition, the Compensation Committee made a special promotion equity award grant to Mr. Brindley of $1,500,000, which consisted of 180,941 LTIP units that will cliff-vest if Mr. Brindley continues to serve the Company for a five-year period ending on February 4, 2026.

As of December 31, 2020, we have an Executive Severance Plan under which Messrs. Zobel and Brindley are covered participants. On February 4, 2021, we amended the Executive Severance Plan to remove Mr. Brindley as a covered participant as a result of him entering into a separate employment agreement in connection with his promotion as more fully described above. In addition, we amended the Executive Severance Plan to include all executive officers that are not covered under a separate employment agreement. Accordingly, effective February 4, 2021, the covered participants under our Executive Severance plan include Messrs. Zobel and Johnson, and Ms. Berberi. (See “Potential Payments Upon Termination or Change in Control” below). The employment agreements and the Executive Severance Plan provide a certain level of severance in the event of a termination by us without cause or by the executives for good reason. In return, each executive agrees to certain restrictive covenants, including non-competition and non-solicitation covenants during their employment with us and for a limited period after termination of employment. We believe that these agreements and the Executive Severance Plan provide appropriate incentives and protections to these executives and, because the severance benefits are agreed to in advance, avoid the need for protracted negotiations in the event of termination of employment.

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COMPENSATION DISCUSSION AND ANALYSIS

Other Elements of Compensation

Employee Benefits. Our full-time employees, including our NEOs, are eligible to participate in health and welfare benefit plans, such as medical, dental, life and long-term disability insurance.

401(k) Plan. We have a 401(k) Savings/Retirement Plan (“401(k) Plan”) that covers eligible employees, including our NEOs. Our 401(k) Plan permits eligible employees to contribute up to 25.0% of their pre-tax compensation and/or up to 25.0% of their after-tax compensation as a Roth contribution, subject to certain limitations imposed by the Internal Revenue Code (the “Code”). The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. Our 401(k) Plan includes a matching contribution, subject to Code limitations, equal to 100.0% of the first 6.0% and 50.0% of the next 6.0% of the participant’s compensation.

Perquisites and Other Personal Benefits. We reimburse Mr. Behler for his club memberships up to $20,000 each year and provide him with life insurance coverage of $5.0 million and long-term disability insurance coverage of at least 60.0% of the sum of Mr. Behler’s base salary and target bonus, in effect from time to time. Mr. Behler also has personal use of a Company-leased car as well as limousine service. We provide Mr. Paes with an annual car allowance of $15,000 and free parking.

Clawback Policy

We have adopted a formal clawback policy, which allows us to recoup compensation paid to an officer covered by the policy if the related financial results are subsequently restated as described below. The policy covers all of our current and former NEOs as well as certain other specified officers. Pursuant to this policy, if we are required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement, then the Compensation Committee may require an employee covered by the policy to repay or forfeit to the Company “excess compensation.” Excess compensation includes annual cash bonus and long-term incentive compensation in any form (including options and LTIP units, whether time-based or performance-based) received by that employee during the three-year period preceding the publication of the restated financial statements that the Compensation Committee determines was in excess of the amount that such employee would have received if such compensation had been determined based on the financial results reported in the restated financial statements. In making its determination to recoup compensation from an officer, the Compensation Committee may take into account any factors it deems reasonable, including any determination whether the officer engaged in fraud, willful misconduct or committed acts or omissions which materially contributed to the events that led to the restatement.

The Compensation Committee intends to periodically review this clawback policy and, as appropriate, conform it to any applicable final rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Anti-Hedging and Anti-Pledging Policy

None of our executives have engaged in any hedging transactions with respect to our stock. Under our anti-hedging policy, no executive or director may buy or sell puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time unless such transaction has been approved by the Nominating and Corporate Governance Committee. Our anti-hedging policy applies to additional designated employees, but not all of our employees are subject to the policy.

We also have an anti-pledging policy whereby no executive or director may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the Nominating and Corporate Governance Committee.

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COMPENSATION DISCUSSION AND ANALYSIS

Minimum Share Ownership Guidelines for Executive Officers and Directors

We have adopted minimum stock ownership guidelines that require each executive officer to maintain a minimum number of shares of our common stock (including operating partnership units and LTIP units) having a value equal to or greater than a multiple (six times, in the case of our CEO, and three times, in the case of all other Section 16 executive officers) of such executive officer’s base salary. Each executive officer must achieve the minimum equity investment within five years from the later of the date of the adoption of the policy (for executive officers in place at that time) and the date of such officer’s appointment (for subsequently appointed executive officers), and until such time as the executive officer achieves such minimum, he or she must retain 50 percent of the value of any vested award, net of taxes.

We have adopted minimum stock ownership guidelines that require our independent directors to hold a number of shares of our common stock (including operating partnership units and LTIP units) having a market value equal to or greater than five times the portion of the annual base retainer which is eligible to be paid in cash. Each independent director must achieve the minimum equity investment within five years from the later of the date of the adoption of the policy (for directors in place at that time) and the date of such director’s election to our Board (for subsequently appointed directors) to attain compliance with the stock ownership requirements.

Accounting Standards

The Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives. ASC Topic 718 requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of equity awards under the 2014 Equity Incentive Plan will be accounted for under ASC Topic 718.

Risk Considerations in Our Compensation Programs

The Compensation Committee has discussed the concept of risk as it relates to our compensation programs with management and FPL, and the Compensation Committee does not believe the goals, or the underlying philosophy, of our compensation programs encourage excessive or inappropriate risk taking.

We structure the compensation of our executive officers to consist of both fixed and variable compensation. The fixed portion (base salary) of compensation is designed to provide a base level of income regardless of our financial or share price performance. The variable portion of compensation (STIC and LTIC) is designed to encourage and reward both short- and long-term financial, operational and individual performance, with appropriate caps on the maximum amount of annual cash incentive compensation and shares and/or units that can be earned. We have also put in place various policies (anti-hedging and pledging and clawback policies and stock ownership guidelines) that address and mitigate compensation-related risks.

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COMPENSATION DISCUSSION AND ANALYSIS

Tax Gross-Up Payments

We do not provide any “golden parachute” tax gross-up payments to our NEOs. Under the employment agreements with certain of our NEOs, if any payments or benefits to be paid or provided to the executive would be subject to “golden parachute” excise taxes under Section 280G of the Code, the executive’s payments and benefits under his or her employment agreement will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater net after-tax receipt for the executive.

Tax Considerations

LTIP Units and AOLTIP Units. For the LTIC awards that we grant to our NEOs, we issue a separate class of units of limited partnership interest in our operating partnership, which we refer to as LTIP units. LTIP units are similar to common units in our operating partnership, which generally are economically equivalent to shares of our common stock, except that the LTIP units are structured as “profits interests” for U.S. federal income tax purposes under current federal income tax law. As profits interests, LTIP units generally only have value, other than with respect to the right to receive distributions, if the value of the assets of our operating partnership increases between the issuance of LTIP units and the date of a book-up event for partnership tax purposes. If the value of the assets of our operating partnership increases sufficiently, the LTIP units can achieve full parity with common units in our operating partnership. If such parity is achieved, LTIP units may be converted, subject to the satisfaction of applicable vesting conditions, on a one-for-one basis into common units, which in turn are redeemable by the holder for cash or, at our election, on a one-for-one basis into shares of our common stock. Except for the LTIP units issued under our Performance Programs, LTIP units, whether vested or unvested, entitle the holder to receive distributions per unit from our operating partnership that are equivalent to the dividends paid per share on our common stock.

In addition to the LTIP units described above, we also have issued another class of units of limited partnership interest in our operating partnership that are intended to be similar to stock options from an economic perspective, which we refer to as AOLTIP units. AOLTIP units are also intended to qualify as “profits interests” for U.S. federal income tax purposes.

Like stock options, AOLTIP units operate in a manner that generally permits holders to realize the benefit of any increase in the per share value of our common stock above the value at the time the AOLTIP units are granted. At the time of the grant of AOLTIP units, the operating partnership establishes a participation threshold, the vesting terms and the mandatory conversion date, if any, for the AOLTIP units. The participation threshold corresponds to the exercise price of a stock option while the mandatory conversion date corresponds to the expiration date of a stock option. Similar to the exercise price for stock options, the participation threshold will equal the per unit value of the common units of our operating partnership on the grant date. AOLTIP units will receive distributions on a per unit basis equivalent to 10% of the dividends paid per share on our common stock from the grant date to their conversion as opposed to holders of stock options who will not receive any distributions relating to periods between grant and exercise.

Once AOLTIP units have vested, they may be converted into common units of our operating partnership by the holder at any time prior to their mandatory conversion date in a manner that is similar to a net exercise of stock options. Upon exercise of this conversion right, the AOLTIP units will convert into a number of common units of the operating partnership that have an aggregate value equal to the aggregate spread of the AOLTIP units that are converted. The “spread” for each AOLTIP unit will equal the excess, if any, of the per share value of our common stock on the conversion date above such per share value at the time the AOLTIP unit was granted (i.e., the participation threshold). Any AOLTIP units that have not been voluntarily converted prior to the mandatory conversion date established at the time the AOLTIP units were granted will automatically convert into common units on such mandatory conversion date, or be forfeited if per share value of our common stock on the conversion date is less than the participation threshold for the AOLTIP units.

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COMPENSATION DISCUSSION AND ANALYSIS

LTIP units and AOLTIP units are intended to offer executives substantially the same long-term incentive as shares of restricted stock and stock options, respectively, with more favorable U.S. federal income tax treatment available for “profits interests” under current federal income tax law. More specifically, one key disadvantage of restricted stock is that executives are generally taxed on the full market value of a grant at the time of vesting, even if they choose to hold the stock. Similarly, holders of non-qualified stock options are taxed upon exercise. Conversely, under current federal income tax law, an executive would generally not be subject to tax at the time of issuance or vesting of an LTIP unit or AOLTIP unit or conversion into common units but only when he or she chooses to liquidate the common units into which his or her LTIP units or AOLTIP units convert. Therefore, an executive who wishes to hold his or her equity awards for the long term can generally do so in a more tax-efficient manner with LTIP units or AOLTIP units. In light of the increased tax efficiency, we have chosen to use LTIP units and AOLTIP units for grants to our executives. We believe that the use of LTIP units and AOLTIP units has (i) enhanced our equity-based compensation package overall, (ii) advanced the goal of promoting long-term equity ownership by executives, (iii) not adversely impacted dilution as compared to restricted stock or stock options, and (iv) further aligned the interests of our executives with the interests of our stockholders. We also believe that these benefits outweigh the loss of the U.S. federal income tax business-expense deduction from the use of LTIP units and AOLTIP units, as compared to restricted stock and stock options.

In light of the adverse impact caused by the COVID-19 pandemic and to enhance the incentive and retentive effect of certain of our existing LTIP unit awards, during 2020, the Compensation Committee decided to amend the terms of certain time-based and fully vested LTIP units granted between 2017 and 2020 to 38 members of our management team, including our NEOs and non-employee directors. The amendments are intended to constitute the grant of new profits interests for federal income tax purposes and permit the recipients to receive special allocations of book gain with respect to the LTIP units to the extent there is sufficient aggregate net book gain between the date of the amendment and the date of a subsequent book-up event. None of the vesting provisions were modified, but the amended LTIP units are generally subject to a new two-year holding requirement commencing on the date of the amendment that will apply unless the LTIP units would have become convertible into common units in the absence of the amendment. Additionally, the one-for-one conversion ratio of LTIP units for common units was not altered, although the amendments increase the likelihood that these LTIP units will become convertible into common units. These amendments, for our NEOs, relate to 792,434 LTIP units granted to Mr. Behler, 453,211 LTIP units granted to Mr. Paes, 148,244 LTIP units granted to Mr. Brindley, 124,003 LTIP units granted to Mr. Zobel and 85,906 LTIP units granted to Mr. Johnson, and resulted in an aggregate increase in the incremental fair value of those LTIP units for accounting purposes of $274,028 for Mr. Behler, $253,871 for Mr. Paes, $57,412 for Mr. Brindley, $41,160 for Mr. Zobel and $31,819 for Mr. Johnson.

Section 409A of the Code. Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that our Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee

Karin Klein (Chair)

Peter Linneman

Greg Wright

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Compensation of Executive Officers

Summary Compensation Table

The following table sets forth information regarding the compensation paid to our NEOs:

Name and Principal Position	Year	Salary $	Bonus $	Non-Equity Incentive Plan Compensation $		Stock Awards(1) $		All Other Compensation(2) $	Total $
Albert Behler	2020	1,100,000	-	1,500,000	(3)	6,524,028	(4)	173,865	9,297,893
Chairman, Chief Executive	2019	1,100,000	-	2,325,000	(3)	5,750,000		181,506	9,356,506
Officer and President	2018	1,100,000	-	2,475,000	(3)	5,992,500	(3)	210,509	9,778,009
Wilbur Paes	2020	624,000	-	900,000		2,353,871	(4)	37,176	3,915,047
Chief Operating Officer,	2019	600,000	-	1,350,000		4,628,907	(3)(5)	34,346	6,613,253
Chief Financial Officer	2018	550,000	370,000	1,031,250	(3)	1,880,188	(3)	30,680	3,862,118
and Treasurer
Peter Brindley	2020	520,000	-	615,000		1,513,662	(3)(4)	21,879	2,670,541
Executive Vice President,	2019	500,000	-	900,000	(3)	1,396,875	(3)	21,298	2,818,173
Head of Real Estate	2018	400,000	-	750,000	(3)	1,078,000		20,540	2,248,540
David Zobel	2020	416,000	-	470,000	(3)	1,121,160	(3)(4)	21,727	2,028,887
Executive Vice President,	2019	400,000	-	600,000	(3)	1,000,000		21,048	2,021,048
Head of Acquisitions	2018	358,750	475,000	-		820,250		20,459	1,674,459
Gage Johnson	2020	390,000	-	295,000	(3)	617,119	(3)(4)	21,861	1,323,980
Senior Vice President,	2019	375,000	-	360,000	(3)	525,000	(3)	21,258	1,281,258
General Counsel and	2018	362,000	300,000	-		410,125		20,719	1,092,844
Secretary

(1)	Reflects the aggregate grant date fair value of stock awards granted, calculated in accordance with ASC Topic 718, disregarding the estimate for forfeitures. The assumptions we used for calculating the grant date fair values are set forth in Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Assuming that maximum performance is achieved for performance awards granted in 2020 (which we refer to as the 2019 Performance Program), the value of the awards made to our NEOs at the date of grant would have been as follows: Mr. Behler – $7,610,997; Mr. Paes – $2,131,090; Mr. Brindley – $1,420,736; Mr. Zobel – $1,065,552 and Mr. Johnson – $532,776, respectively. The actual grant date fair value of these awards are set forth below under “2020 Grants of Plan Based Awards.”
(2)	The table below sets forth the components of “All Other Compensation” for 2020.

Executive	Life Insurance/ Executive Long-Term Disability Insurance $	401(k) Company Match $	Car Allowance/ Car/ Car Insurance $		Parking $		Club Membership $	Total $
Albert Behler	90,298	25,365	38,202		-		20,000	173,865
Wilbur Paes	2,676	19,500	15,000	(a)	-	(a)	-	37,176
Peter Brindley	2,676	19,203	-		-		-	21,879
David Zobel	2,465	19,262	-		-		-	21,727
Gage Johnson	2,361	19,500	-		-		-	21,861
(a)	Mr. Paes received an annual car allowance of $15,000 and free parking at the Company’s premises for which the Company did not incur incremental cost.

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COMPENSATION OF EXECUTIVE OFFICERS

(3)	Our NEOs may elect to exchange all or a portion of their STIC for equity pursuant to our Bonus Exchange Program (see page 53 for details). The following table shows the actual cash bonuses awarded to the NEOs pursuant to our STIC program that participated in the Bonus Exchange Program, including the amount exchanged, the premium received on exchange and the exchanged equity value. Pursuant to SEC rules, the amount of the actual bonuses awarded is reported in the above Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column, but the 25% premium on exchange is disclosed in the following year under the column “Stock Awards”.

Executive	Year	STI Compensation $	Amount Exchanged $	25% Premium on Exchange $	Exchange Equity Value $
Albert Behler	2020	1,500,000	1,200,000	-	1,200,000
	2019	2,325,000	456,250	-	456,250
	2018	2,475,000	1,975,000	-	1,975,000
Wilbur Paes	2020	900,000	-	-	-
	2019	1,350,000	-	-	-
	2018	1,031,250	515,625	128,907	644,532
Peter Brindley	2020	615,000	-	-	-
	2019	900,000	225,000	56,250	281,250
	2018	750,000	187,500	46,875	234,375
David Zobel	2020	470,000	250,000	62,500	312,500
	2019	600,000	120,000	30,000	150,000
	2018	n/a	n/a	n/a	n/a
Gage Johnson	2020	295,000	120,000	30,000	150,000
	2019	360,000	241,200	60,300	301,500
	2018	300,000	100,000	25,000	125,000

(4)	Includes for Messrs. Behler, Paes, Brindley, Zobel and Johnson, $274,028, $253,871, $57,412, $41,160 and $31,819, respectively, of incremental fair value (calculated pursuant to ASC Topic 718) relating to amendments of LTIP unit awards originally granted to them between 2017 and 2020. These amendments are described in more detail above under “– Compensation Discussion and Analysis – Other Compensation Policies and Practices – Tax Considerations.”
(5)	Includes LTIP units granted to Mr. Paes with a grant date fair value of $2,500,000 in accordance with his amended and restated employment agreement dated May 31, 2019.

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COMPENSATION OF EXECUTIVE OFFICERS

2020 Grants of Plan-Based Awards

The following table sets forth certain information with respect to each grant of an award made to our NEOs in the fiscal year ended December 31, 2020.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of shares of Stocks		Grant Date Fair Value of Stock
	Grant	Approval	Threshold (1)	Target(1)	Maximum(1)	Threshold(2)	Target(2)	Maximum(2)	or Units		Awards
Executive	Date	Date	$	$	$	#	#	#	#		$
Albert Behler	n/a	n/a	825,000	1,650,000	2,475,000	-	-	-	-		-
	1/17/2020	1/17/2020	-	-	-	108,931	266,904	541,708	-		3,750,000
	1/17/2020	1/17/2020	-	-	-	-	-	-	190,986	(3)	2,500,000
	7/28/2020	7/28/2020	-	-	-	-	-	-	-		274,028	(4)
Wilbur Paes	n/a	n/a	468,000	936,000	1,404,000	-	-	-	-		-
	1/17/2020	1/17/2020	-	-	-	30,500	74,733	151,679	-		1,050,000
	1/17/2020	1/17/2020	-	-	-	-	-	-	80,214	(3)	1,050,000
	7/28/2020	7/28/2020	-	-	-	-	-	-	-		253,871	(4)
Peter Brindley	n/a	n/a	325,000	650,000	975,000	-	-	-	-		-
	1/17/2020	1/17/2020	-	-	-	20,334	49,822	101,120	-		700,000
	1/17/2020	1/17/2020	-	-	-	-	-	-	53,476	(3)	700,000
	1/17/2020	1/17/2020	-	-	-	-	-	-	4,360	(5)	56,250
	7/28/2020	7/28/2020	-	-	-	-	-	-	-		57,412	(4)
David Zobel	n/a	n/a	260,000	520,000	780,000	-	-	-	-		-
	1/17/2020	1/17/2020	-	-	-	15,250	37,367	75,840	-		525,000
	1/17/2020	1/17/2020	-	-	-	-	-	-	40,107	(3)	525,000
	1/17/2020	1/17/2020	-	-	-	-	-	-	2,326	(6)	30,000
	7/28/2020	7/28/2020	-	-	-	-	-	-	-		41,160	(4)
Gage Johnson	n/a	n/a	156,000	312,000	468,000	-	-	-	-		-
	1/17/2020	1/17/2020	-	-	-	7,626	18,683	37,920	-		262,500
	1/17/2020	1/17/2020	-	-	-	-	-	-	20,054	(3)	262,500
	1/17/2020	1/17/2020	-	-	-	-	-	-	4,674	(7)	60,300
	7/28/2020	7/28/2020	-	-	-	-	-	-	-		31,819	(4)

(1)	Represents possible payouts of the awards made under our STIC program for 2020, which are described in more detail above under “–Compensation Disclosure and Analysis.
(2)	The information in these columns represents awards made under our 2019 Performance Program which are described below. We determine award amounts for our 2019 Performance Program awards based on a target grant date fair value. Accordingly, the target amount in the table above represents the number of LTIP units with a value equal to the target grant date fair value based on a value per LTIP unit equal to the closing price of our common stock on the grant date.
(3)	Represents LTIP units granted for 2019 performance to executive officers under our 2014 Equity Incentive Plan, with 25.0% vesting on each of February 15, 2021, 2022, 2023 and 2024 subject to continued employment.
(4)	Represents incremental fair value of amendments to existing LTIP unit awards (calculated pursuant to ASC Topic 718), which are described in more detail under “– Compensation Discussion and Analysis – Other Compensation Policies and Practices – Tax Considerations.” The amendments related to awards for the following number of LTIP units granted between 2017 and 2020: 792,434 LTIP units granted to Mr. Behler, 453,211 LTIP units granted to Mr. Paes, 148,244 LTIP units granted to Mr. Brindley, 124,003 LTIP units granted to Mr. Zobel and 85,906 LTIP units granted to Mr. Johnson. The amendments did not change any of the vesting terms of the LTIP unit awards, but generally imposed a new two-year holding requirement.
(5)	Mr. Brindley exchanged 25% of his 2019 incentive cash bonus for 21,803 LTIP units, subject to vesting over three years based on continued employment. The amount reported above represents the portion of the LTIP units associated with the premium of $56,250 on conversion of Mr. Brindley’s 2019 incentive cash bonus of $225,000, as the amount of Mr. Brindley’s 2019 incentive cash bonus is reported as Non-Equity Incentive Plan Compensation for 2019 in the Summary Compensation Table.
(6)	Mr. Zobel exchanged 20% of his 2019 incentive cash bonus for 11,628 LTIP units, subject to vesting over three years based on continued employment. The amount reported above represents the portion of the LTIP units associated with the premium of $30,000 on conversion of Mr. Zobel’s 2019 incentive cash bonus of $120,000, as the amount of Mr. Zobel’s 2019 incentive cash bonus is reported as Non-Equity Incentive Plan Compensation for 2019 in the Summary Compensation Table.
(7)	Mr. Johnson exchanged 67% of his 2019 incentive cash bonus for 23,373 LTIP units, subject to vesting over three years based on continued employment. The amount reported above represents the portion of the LTIP units associated with the premium of $60,300 on conversion of Mr. Johnson’s 2019 incentive cash bonus of $241,200, as the amount of Mr. Johnson’s 2019 incentive cash bonus is reported as Non-Equity Incentive Plan Compensation for 2019 in the Summary Compensation Table.

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COMPENSATION OF EXECUTIVE OFFICERS

Discussion of Summary Compensation Table and 2020 Grants of Plan-Based Awards Table

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the 2020 Grants of Plan-Based Awards Table was paid or awarded, are described above under “–Compensation Discussion and Analysis.”

Employment Agreements

During 2020, we had employment agreements in effect with each of Messrs. Behler and Paes. Under the terms of these agreements with Messrs. Behler and Paes, they were entitled to receive an annual base salary of $1,100,000 and $600,000, respectively, subject to potential merit increases (but not decreases) each year. For 2020, Messrs. Behler and Paes had base salaries of $1,100,000 and $624,000, respectively. Each employment agreement also provided for cash bonuses with a target amount of at least 150.0% of base salary, with the amount of the actual cash bonuses, which may be more or less than the target amount, to be made by our Compensation Committee, in its sole discretion, based on such factors relating to the performance of the executive or us as it deems relevant. Each agreement also provided eligibility for vacation and for participation in various employee benefits such as health, dental, life and disability insurance, deferred compensation plan (with funding through a rabbi trust), 2014 Equity Incentive Plan, and Section 401(k) plan. The employment agreement for Mr. Behler also provides for reimbursement of club memberships up to $20,000 each year, minimum life insurance coverage of $5.0 million and long-term disability insurance coverage of at least 60.0% of the sum of Mr. Behler’s base salary and target bonus, in effect from time to time. The employment agreement for Mr. Paes provided for an annual car allowance of $15,000 and free parking. In addition, the employment agreement for Mr. Paes provided for the grant of a retention equity awards consisting of LTIP units with a value of $2,500,000 subject to cliff vesting based on continued employment through the fifth anniversary of the grant date. The award was granted on June 3, 2019 and consisted of 190,259 LTIP units.

On February 4, 2021, in connection with the promotion of Mr. Paes to Chief Operating Officer, Chief Financial Officer and Treasurer and the promotion of Mr. Brindley to Executive Vice President, Head of Real Estate, we entered into new employment agreements with each of Messrs. Paes and Brindley. Mr. Paes’s new employment agreement superseded his prior employment agreement that was in effect during 2020 and provided for an increase in his minimum annual base salary to $650,000. Mr. Brindley’s employment agreement provided for a minimum annual base salary of $560,000 and was otherwise in substantially the same form as Mr. Paes’s employment agreement. The new employment agreements for Messrs. Paes and Brindley provided for the grant of a one-time special promotion equity awards consisting of LTIP units with a value of $1,500,000 subject to cliff vesting based on continued employment through the fifth anniversary of the grant date. The awards were granted on February 4, 2021 and consisted of 180,941 LTIP units.

The term of Mr. Behler’s current employment agreement ends on January 1, 2022. The terms of Messrs. Paes and Brindley’s current employment agreements end on March 31, 2024 unless earlier terminated and will automatically extend for an additional one-year term at the expiration of the initial term unless either party provides written notice of a non-renewal no later than 180 days prior to the expiration of the initial term. Additionally, each of the employment agreements provides certain severance and change in control benefits which are described in more detail below under “–Severance and Change in Control Benefits.”

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COMPENSATION OF EXECUTIVE OFFICERS

2019 Performance-Based Award Program

On January 17, 2020, the Compensation Committee approved the 2019 Performance-Based Awards Program, a multi-year performance-based LTIC program (the “2019 Performance Program”). The purpose of the 2019 Performance Program is to further align the interests of our stockholders with that of management by encouraging our senior officers to create stockholder value in a “pay-for-performance” structure.

The following are the key highlights of the 2019 Performance Program

●	100% of the awards are based on relative TSR;
●	Relative TSR is measured against most directly comparable NYC office peers (50%) and SNL Office REIT Index (50%);
●	If our absolute TSR is negative over the performance period, the payout is reduced by 30%;
●	NEOs are required to hold earned awards for an additional year following the performance-measurement period.

Awards under the 2019 Performance Program, which are included in the 2020 Grants of Plan-Based Awards table above are earned based on TSR over a three-year performance measurement period beginning on January 1, 2020, and continuing through December 31, 2022, as follows:

•50.0% of the award is earned based on the rank of our TSR relative to the returns of the CBD-focused New York City office peers, comprised of Vornado Realty Trust, SL Green Realty Corp., Empire State Realty Trust and Columbia Property Trust, over the three-year performance measurement as follows:

Percentage of
Peer Relative
Peer Rank	LTIP Units Earned
Highest	100%
Second Highest	75%
Third Highest	50%
Fourth Highest	25%
Fifth Highest	0%

•50.0% of the award is earned based on the percentile rank of our TSR relative to performance of the SNL U.S. Office REIT Index constituents as follows:

Percentage of
Index Relative
Index Percentile Rank	LTIP Units Earned
Below the 30th percentile	0%
At the 30th percentile	33%
At the 55th percentile	66%
At or above the 80th percentile	100%

If our TSR is negative over the three-year performance measurement period, then the number of LTIP units that are earned under the 2019 Performance Program will be reduced by 30.0% of the number of such awards that otherwise would have been earned.

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COMPENSATION OF EXECUTIVE OFFICERS

In addition, if the designated performance objectives are achieved, awards earned under the 2019 Performance Program are also subject to vesting based on continued employment with us through December 31, 2023, with 50.0% of each award vesting upon the conclusion of the performance measurement period, and the remaining 50.0% vesting on December 31, 2023. Furthermore, our NEOs are required to hold earned awards for an additional year following vesting. See “—Potential Payments Upon Termination or Change in Control” for a description of the treatment of the awards granted under our Performance Programs that apply in the event of a termination of employment or a change of control.

LTIP Unit Awards

In 2020, we granted LTIP units to our NEOs pursuant to our 2014 Equity Incentive Plan, as described in the 2020 Grants of Plan-Based Awards table. Generally, we make distributions to holders of all LTIP units (other than those granted pursuant to our Performance Programs), whether vested or not, at the same rate per share as dividends per share paid to our common stockholders. For LTIP units granted under our Performance Programs generally, including the 2019 Performance Program, holders are allocated a share of the taxable income from our operating partnership beginning on the grant date and, accordingly, are entitled generally to a corresponding share of distributions per unit from our operating partnership, which is equivalent to 10% of the dividends paid per share on our common stock beginning on the grant date with respect to the maximum number of LTIP units subject to the award. To the extent LTIP units are earned under the 2019 Performance Program, the holder is entitled to the additional amount of distributions that would have been paid during the performance measurement period if such earned LTIP Units had been entitled to distributions per unit equal to 100% of the dividends paid per share on our common stock, which amount will either be paid in cash or in the form of the vesting of an additional number of LTIP unit that would have been received if the holder had contemporaneously reinvested the additional amount of such distributions. See “– Potential Payments Upon Termination or Change in Control” for a description of the treatment of the LTIP units in the event of a termination of employment or a change of control.

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COMPENSATION OF EXECUTIVE OFFICERS

Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth certain information with respect to all outstanding equity awards held by our NEOs as of December 31, 2020.

	Option Awards				Stock Awards
Executive	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price $	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested #		Market Value of Shares or Units of Stock That Have Not Vested(1) $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Awards That Have Not Vested(2) #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Awards That Have Not Vested(2) $
Albert Behler	500,000	-	17.50	11/17/2024	-		-	-	-
	238,971	-	14.94	2/23/2026	-		-	-	-
	606,344	-	16.81	1/30/2027	-		-	-	-
	-	-	-	-	29,001	(3)	262,169	-	-
	-	-	-	-	58,140	(4)	525,586	-	-
	-	-	-	-	42,656	(5)	385,610	-	-
	-	-	-	-	105,527	(6)	953,964	-	-
	-	-	-	-	190,986	(7)	1,726,513	-	-
	-	-	-	-	-		-	522,210	4,720,778
Wilbur Paes	100,000	-	19.08	3/31/2025	-		-	-	-
	-	-	-	-	8,626	(3)	77,979	-	-
	-	-	-	-	25,370	(4)	229,345	-	-
	-	-	-	-	8,621	(5)	77,934	-	-
	-	-	-	-	48,940	(6)	442,418	-	-
	-	-	-	-	32,040	(8)	289,642	-	-
	-	-	-	-	190,259	(9)	1,719,941	-	-
	-	-	-	-	80,214	(7)	725,135	-	-
	-	-	-	-	-		-	132,551	1,198,261
Peter Brindley	-	-	-	-	5,354	(3)	48,400	-	-
	-	-	-	-	15,504	(4)	140,156	-	-
	-	-	-	-	33,035	(6)	298,636	-	-
	-	-	-	-	11,651	(8)	105,325	-	-
	-	-	-	-	53,476	(7)	483,423	-	-
	-	-	-	-	21,803	(10)	197,099	-	-
	-	-	-	-	-		-	88,849	803,195
David Zobel	-	-	-	-	4,760	(3)	43,030	-	-
	-	-	-	-	20,966	(4)	189,533	-	-
	-	-	-	-	24,471	(6)	221,218	-	-
	-	-	-	-	40,107	(7)	362,567	-	-
	-	-	-	-	11,628	(10)	105,117	-	-
	-	-	-	-	-		-	66,276	599,135
Gage Johnson	21,378	-	16.81	1/30/2027	-		-	-	-
	-	-	-	-	2,380	(3)	21,515	-	-
	-	-	-	-	10,483	(4)	94,766	-	-
	-	-	-	-	12,236	(6)	110,613	-	-
	-	-	-	-	6,215	(8)	56,184	-	-
	-	-	-	-	20,054	(7)	181,288	-	-
	-	-	-	-	23,373	(10)	211,292	-	-
	-	-	-	-	-		-	33,138	299,568

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COMPENSATION OF EXECUTIVE OFFICERS

(1)	Based on a price of $9.04 per unit, which was the closing price on the NYSE of one share of our common stock on December 31, 2020. Assumes that the value of LTIP units on a per unit basis is equal to the per share value of our common stock.
(2)	Represents outstanding awards under our 2018 and 2019 Performance Programs. Awards under our 2018 Performance Program are earned based on our TSR over a three-year performance period ending December 31, 2021, with 50% of any award earned vesting upon the date the amount earned is determined, and the remaining 50% vesting on December 31, 2022, subject to continued employment. In the case of our CEO, awards under the 2018 Performance Programs are earned only if both absolute and relative hurdles are achieved. Awards under our 2019 Performance Program are earned based on our TSR over a three-year performance period ending December 31, 2022, with 50% of any award earned vesting upon the conclusion of the performance measurement period, and the remaining 50% vesting on December 31, 2023, subject to continued employment. Assuming performance for the three-year performance period applicable to these awards continued at the same annualized rate as we experienced from the beginning of each performance period through December 31, 2020, the NEOs would not have earned any awards under the 2018 Performance Program and would have earned awards under the 2019 Performance Program between threshold and target only with respect to a portion of the awards that measure our Relative TSR against that of our NYC office peers. In accordance with SEC rules, the number and market or payout value of equity incentive plan awards is based on the awards that the NEOs would have earned under our Performance Programs at the performance levels set forth below. All components of the award are included at the same performance level and, as linear interpolation applies for performance between levels, target amounts are based on the grant date fair value of the award divided by the price per share of our common stock on the grant date, which reflects the manner in which our Compensation Committee determines the target amount of these awards.

	2018 Performance	2019 Performance
Executive	Program at Threshold	Program at Target
Albert Behler	255,306	266,904
Wilbur Paes	57,818	74,733
Peter Brindley	39,027	49,822
David Zobel	28,909	37,367
Gage Johnson	14,455	18,683

(3)	Represents the unvested portion of LTIP units granted on January 30, 2017, with vesting on January 30, 2021, subject to continued employment.
(4)	Represents the unvested portion of LTIP units granted on February 5, 2018, with vesting in equal installments on each of February 15, 2021 and 2022, subject to continued employment.
(5)	Represents the unvested portion of LTIP units granted on February 5, 2018 in connection with our bonus exchange program, with vesting on February 15, 2021, subject to continued employment.
(6)	Represents the unvested portion of LTIP units granted on January 14, 2019, with vesting in equal installments on each of February 15, 2021, 2022 and 2023, subject to continued employment.
(7)	Represents the LTIP units granted on January 17, 2020, with vesting in equal installments on each of February 15, 2021, 2022, 2023 and 2024, subject to continued employment.
(8)	Represents the unvested portion of LTIP units granted on January 14, 2019 in connection with our bonus exchange program, with two-thirds of the unvested amounts vesting on February 15, 2021 and the remaining one-third vesting on February 15, 2022, subject to continued employment.
(9)	Represents the LTIP units granted to Mr. Paes on June 3, 2019 in connection with his employment agreement, which will cliff vest on June 3, 2024, subject to continued employment.
(10)	Represents the LTIP units granted on January 17, 2020 in connection with our bonus exchange program, with 40.0% vesting on each of February 15, 2021 and 2022, and the remaining 20.0% vesting on February 15, 2023, subject to continued employment.

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COMPENSATION OF EXECUTIVE OFFICERS

2020 Option Exercises and Stock Vested

The following table sets forth the aggregate number of options to purchase shares of our common stock that was exercised by each of our NEOs in 2020 and the aggregate number of each NEO’s shares of common stock and LTIP units that vested in 2020. The value realized on exercise is the product of (i) the closing price on the NYSE of a share of common stock on the date of exercise minus the exercise price, multiplied by (ii) the number of shares of common stock underlying exercised options. The value realized on vesting is the product of (i) the closing price on the NYSE of a share of common stock on the vesting date (or, if there were no reported sales on such date, the most recent previous date on which there were reported sales), multiplied by (ii) the number of shares/LTIP units vesting.

	Option Awards		Stock Awards
Executive	Number of Shares Acquired on Exercise #	Value Realized on Exercise $	Number of Shares Acquired on Vesting #	Value Realized on Vesting $
Albert Behler	-	-	377,212	4,816,632
Wilbur Paes	-	-	145,786	1,751,810
Peter Brindley	-	-	51,824	677,120
David Zobel	-	-	39,730	508,757
Gage Johnson	-	-	25,267	324,398

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COMPENSATION OF EXECUTIVE OFFICERS

Nonqualified Deferred Compensation in 2020

We made no discretionary deferred cash compensation awards to any of our NEOs for 2020. Mr. Behler did elect to defer a portion of the short-term incentive compensation that he earned for 2019, which was contributed to our deferred compensation plan in 2020. Additionally, in prior years, Messrs. Behler and Paes had received deferred cash compensation under our deferred compensation plan.

The following table shows deferred cash compensation granted to our NEOs under the deferred compensation plan during the year ended December 31, 2020, the earnings and withdrawals/ distributions during the year, and the aggregate account balance of each NEO under the deferred compensation plan as of December 31, 2020.

Executive	Executive Contributions in 2020		Aggregate Earnings in 2020	Aggregate Withdrawals/ Distributions	Aggregate Balance at 12/31/2020
Albert Behler	$ 500,000	(1)	$ 2,116,080	$ -	$ 33,456,900	(2)
Wilbur Paes	-		35,030	-	556,935	(2)

(1)	Represents amounts contributed by Mr. Behler to the deferred compensation plan, which are included in the Summary Compensation Table as Non-Equity Incentive Based Compensation for 2019.
(2)	Amounts include contributions made by plan participants, and our predecessor company. The cumulative contributions made by the Company since the completion of our initial public offering in November 2014 are as follows: Mr. Behler – $1,040,394 and Mr. Paes – $450,000. The cumulative contributions made by our NEOs since the completion of our initial public offering in November 2014 were as follows: Mr. Behler - $1,000,000.

Deferred cash compensation under our deferred compensation plan is credited with earnings or losses based upon the investment returns of assets in the rabbi trust managed by the trustee. The table below summarizes the annual rates of return for the year ended December 31, 2020 for the assets in the rabbi trust:

Name of Fund	2020 Rate of Return (%)	Name of Fund	2020 Rate of Return (%)
Money Market Fund	0.38%	US Small Cap Fund	9.63%
US Large Cap Fund	22.19%	International Developed Fund	12.73%
US Mid Cap Fund	0.37%

Benefits under the deferred compensation plan are to be paid upon separation of service from the Company. In December 2020, our Compensation Committee terminated the deferred compensation plan. As a result, no further contributions to the deferred compensation plan will be made and all amounts will be paid to participants in December 2021 following the anniversary of the termination of the deferred compensation plan.

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COMPENSATION OF EXECUTIVE OFFICERS

Employment Agreements

Pursuant to the terms of the employment agreements with Messrs. Behler, Paes and Brindley, upon the termination of the executive’s employment by us without “cause” (as defined in the applicable employment agreement) or by the executive for “good reason” (as defined in the applicable employment agreement), subject to the executive signing a separation agreement and mutual release, the executive will be entitled to the following severance payments and benefits:

●	a lump sum cash payment equal to the sum of the executive’s earned but unpaid base salary, earned but unpaid annual cash incentive bonus, unpaid expense reimbursement and accrued but unused vacation time to the date of termination;
●	a lump sum cash payment equal to a multiple of (x) the executive’s then-current annual base salary, plus (y) the average of the annual cash incentive bonuses earned by the executive with respect to the three immediately preceding fiscal years (but not less than $1,250,000 for Mr. Behler, $975,000 for Mr. Paes, which was increased from $900,000 in connection with the new agreement we entered into with on February 4, 2021 and $840,000 for Mr. Brindley); the multiple is 2 for Mr. Behler and 1 for Messrs. Paes and Brindley or, in the event such termination occurs in connection with or within two years after a change in control (as defined in the applicable employment agreement), 3 for Mr. Behler and 2 for Messrs. Paes and Brindley;
●	a prorated portion of the annual bonus for the year of termination, calculated based on the executive’s target bonus for such year;
●	a lump sum cash payment equal to a multiple of annual premium payable by us for the executive’s health and dental insurance; the multiple is 2 for Mr. Behler and 1.5 for Messrs. Paes and Brindley; or, in the event such termination occurs in connection with or within two years after a change in control, 2 for Messrs. Behler, Paes and Brindley; and
●	accelerated vesting of all equity grants subject to only time-based vesting based on continued employment, with the vesting of equity grants with performance vesting only accelerated to the extent provided by the applicable award agreement.

None of the employment agreements provide for any tax gross ups and, in the event the executive would become subject to an excise tax under Section 4999 of the Code imposed on parachute payments (within the meaning of Section 280G of the Code), the amounts payable as described above would be reduced to the level so that the excise tax will not apply, but only if such reduction would result in a greater after-tax amount to the executive. Each employment agreement provides that, upon a change in control, we will set aside funds in a rabbi trust in an amount sufficient to pay the severance payments due in the event of the termination of the executive in connection with or within two years after a change in control of our company either by us without “cause” or by the executive for “good reason,” provided that the executive will only be entitled to these funds in the event the executive’s employment is actually terminated in connection with or within two years after a change in control of our company either by us without “cause” or by the executive for “good reason.”

All of the cash severance payments described above are to be made as lump sum payments within 30 days after the date of termination of employment. However, to the extent necessary to avoid the imposition of an additional tax under Section 409A of the Code, severance pay and benefits will be delayed until six months and one day after termination during which time the payments will accrue interest at the short-term applicable federal rate.

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COMPENSATION OF EXECUTIVE OFFICERS

Each employment agreement also provides that in the event the executive’s employment is terminated on account of his or her death or disability, the executive or his or her beneficiary in the case of death will receive the following payments:

●	a lump sum cash payment equal to the sum of the executive’s earned but unpaid base salary, earned but unpaid annual cash incentive bonus, unpaid expense reimbursement and accrued but unused vacation time to the date of termination;
●	a prorated portion of the annual bonus payable for the year of such termination, calculated based on actual achievement of applicable performance metrics for the applicable year; and
●	accelerated vesting of all equity grants subject to only time-based vesting based on continued employment, with the vesting of equity grants with performance vesting only accelerated to the extent provided by the applicable award agreement.

Each executive is subject to certain restrictive covenants pursuant to their employment agreements, including non-competition and non-solicitation covenants during their employment with us and for six months after termination of employment.

For Mr. Paes, the terms set forth above were the same under his employment agreement that was in effect during 2020 and his new employment agreement entered into on February 4, 2021, except as otherwise noted. Mr. Brindley was covered by the Executive Severance Plan described below prior to entering into the employment agreement with us on February 4, 2021.

Executive Severance Plan

We have adopted an Executive Severance Plan for the benefit of certain specified executive officers who are not parties to (or, in some cases, who may no longer be covered by the severance provisions of) an employment agreement, including Mr. Zobel and beginning on February 4, 2021, Mr. Johnson and Ms. Berberi. Mr. Brindley was also covered by the Executive Severance Plan prior to February 4, 2021. In the event a participating officer is terminated by us without cause, subject to the officer signing a separation agreement and release with restrictive covenants, including non-competition and non-solicitation covenants for six months after termination of employment, this plan will provide severance benefits in the amount of the sum of the officer’s base salary, most recent cash bonus and an amount equal to the annual premium payable by us for the officer’s health and dental insurance.

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COMPENSATION OF EXECUTIVE OFFICERS

Potential Payments Upon Termination or Change in Control

The following tables set forth the amounts that would have been paid to our continuing NEOs in the event of a termination by us without “cause” or by the executive for “good reason” other than in connection with a change in control; upon death or disability; upon a change in control without termination and upon a termination by us without “cause” or by the executive for “good reason” in connection with a change in control occurring, in each case, as of December 31, 2020. The amounts in the tables below exclude payments that would be made for (i) accrued salary and vacation pay; (ii) distribution of plan balances under our 401(k) plan or deferred compensation plan; (iii) life insurance proceeds in the event of death; and (iv) disability insurance payouts in the event of disability to the extent they have been earned prior to the termination of employment or are provided on a non-discriminatory basis to salaried employees upon termination of employment.

Executive	Without Cause / For Good Reason $	Death/ Disability $	Change in Control (No Termination) $	Change in Control (Termination Without Cause/For Good Reason) $
Albert Behler
Bonus	1,650,000	1,650,000	-	1,650,000
Cash Severance	6,933,333	-	-	10,400,000
Vesting of LTIP Units(1)	3,853,842	3,853,842	3,853,842	3,853,842
Vesting of Stock Options(2)	-	-	-	-
Performance Awards(3)	-	-	241,638	470,515
Benefits(4)	23,692	-	-	23,692
Total(5)	12,460,867	5,503,842	4,095,480	16,398,049
Wilbur Paes
Bonus	936,000	936,000	-	936,000
Cash Severance	1,850,917	-	-	3,701,834
Vesting of LTIP Units(1)	3,562,394	3,562,394	3,562,394	3,562,394
Vesting of Stock Options(2)	-	-	-	-
Performance Awards(3)	-	-	67,659	131,745
Benefits(4)	51,600	-	-	68,800
Total(5)	6,400,911	4,498,394	3,630,053	8,400,773
Peter Brindley
Bonus	-	-	-	-
Cash Severance	1,420,000	-	-	1,420,000
Vesting of LTIP Units(1)	1,273,039	1,273,039	1,273,039	1,273,039
Vesting of Stock Options(2)	-	-	-	-
Performance Awards(3)	-	-	45,106	87,831
Benefits(4)	38,191	-	-	38,191
Total(6)	2,731,230	1,273,039	1,318,145	2,819,061

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COMPENSATION OF EXECUTIVE OFFICERS

Executive	Without Cause / For Good Reason $	Death/ Disability $	Change in Control (No Termination) $	Change in Control (Termination Without Cause/For Good Reason) $
David Zobel
Bonus	-	-	-	-
Cash Severance	1,016,000	-	-	1,016,000
Vesting of LTIP Units(1)	921,465	921,465	921,465	921,465
Vesting of Stock Options(2)	-	-	-	-
Performance Awards(3)	-	-	33,830	65,873
Benefits(4)	34,400	-	-	34,400
Total(6)	1,971,865	921,465	955,295	2,037,738
Gage Johnson
Bonus	-	-	-	-
Cash Severance	-	-	-	-
Vesting of LTIP Units(1)	675,658	675,658	675,658	675,658
Vesting of Stock Options(2)	-	-	-	-
Performance Awards(3)	-	-	16,915	32,937
Benefits	-	-	-	-
Total	675,658	675,658	692,573	708,595

(1)	For all of the executives, outstanding equity awards with time-based vesting fully vest upon a change in control, the executive’s termination upon death or disability, or termination by us without cause or by the executive for good reason. As of December 31, 2020, Messrs. Behler, Paes, Brindley, Zobel and Johnson held unvested time-based LTIP units as follows: Mr. Behler – 426,310 LTIP units; Mr. Paes – 394,070 LTIP units; Mr. Brindley – 140,823 LTIP units; Mr. Zobel – 101,932 LTIP units; and Mr. Johnson – 74,741 LTIP units. For purposes of the tables above, the value of the equity awards that vest are based on the value of unvested awards set forth in the “Outstanding Equity Awards at Fiscal Year-End 2020” table above.
(2)	All of the executives’ outstanding stock options fully vest upon a change in control, the executive’s termination upon death or disability, termination by us without cause or by the executive for good reason. Assumes that the per share value of the stock options that vest equals (i) $9.04 per share, which was the closing price on the NYSE of one share of our common stock on December 31, 2020, less (ii) the exercise price per share of such stock options. Information regarding unvested stock options held by our NEOs as of December 31, 2020 is contained in the “Outstanding Equity Awards at Fiscal Year-End 2020” table above.

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COMPENSATION OF EXECUTIVE OFFICERS

(3)	In accordance with the terms of our Performance Programs outstanding as of December 31, 2020, in the event of a change in control during the performance period, the performance period will be shortened to end on the date of the change in control and the executives’ awards will be based on performance through that date, measured against prorated performance hurdles. Any LTIP units earned upon a change in control will remain subject to time-based vesting (with 50% vesting upon the determination of the number of LTIP units earned) but will be fully vested in the event of termination by us without cause or by the executive for good reason within 18 months following the change in control. Based on our TSR performance from the beginning of the respective performance period through December 31, 2020, in the event of a change in control as of December 31, 2020, all outstanding awards under our 2018 Performance Program would have been forfeited and our executives would have earned 9.3% of the maximum under our 2019 Performance Program. If an executive’s employment is terminated before the end of a performance period as a result of death or disability, or is terminated by us without cause or by the executive for good reason, the executive’s award will be calculated as of the end of the performance period in the same manner as if such termination had not occurred, but prorated based on the number of days in the performance period during which such executive was employed by us. Any LTIP units so earned will be fully vested. No amounts are included in the event of such a termination, because the executive only would have been entitled to vesting to the extent that the awards were earned based on the achievement of the performance-based vesting criteria through the end of the performance period. If an executive’s employment is terminated after the end of a performance period as a result of death or disability, or is terminated by us without cause or by the executive for good reason, any LTIP units earned will be fully vested, but any LTIP units earned under our 2018 Performance Program generally, except in the case of termination as a result of death or disability, will not be transferable until the regular vesting date would have occurred.
(4)	Benefits payment includes a lump sum cash payment equal to a multiple of annual premium payable by us for the executive’s health and dental insurance; the multiple is two for Mr. Behler, 1.5 for Mr. Paes, and one for Messrs. Brindley and Zobel; or, in the event such termination occurs in connection with or within two years after a change in control, two for Mr. Behler, and Mr. Paes, and one for Messrs. Brindley and Zobel.
(5)	In the event the executive would become subject to an excise tax under Section 4999 of the Code imposed on parachute payments (within the meaning of Section 280G of the Code), the amounts payable as described above would be reduced to the level so that the excise tax will not apply, but only if such reduction would result in a greater after-tax amount to the executive.
(6)	Payments under the Executive Severance Plan are subject to Messrs. Brindley and Zobel signing a separation agreement and release with restrictive covenants, including non-competition and non-solicitation covenants for six months after termination of employment.

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COMPENSATION OF EXECUTIVE OFFICERS

Pay Ratio Disclosure Rule

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). The PEO of our Company is Mr. Behler.

As illustrated in the table below, our 2020 PEO to median employee pay ratio was 104.44.

"PEO" 2020 Compensation	$ 9,297,893
Median Employee 2020 Compensation	$ 89,028
Ratio of PEO to Median Employee Compensation	104.44

We identified the median employee using the amount reported as compensation on the employee’s Form W-2 for the year ended December 31, 2020, for all individuals who were employed by us on December 31, 2020, the last day of our payroll year (whether employed on a full-time, part-time or seasonal basis). Employees on leave of absence were excluded from the list and reportable wages were annualized for those employees who were not employed for the full calendar year.

Compensation Committee Interlocks and Insider Participation

During 2020, the following directors, all of whom are independent directors, served on our Compensation Committee for at least part of the year: Lizanne Galbreath, Karin Klein, Peter Linneman, Mark Patterson and Greg Wright. None of our executive officers serve as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of shares of our common stock and units in our operating partnership as of March 1, 2021, with respect to:

●	each of our directors;
●	each of our NEOs;
●	each person known by us to be the beneficial owner of 5% or more of the outstanding shares of our common stock or the outstanding shares of our common stock and units in our operating partnership; and
●	all of our directors and executive officers as a group.

Beneficial ownership of shares and units is determined under rules of the SEC and generally includes any shares or units, as applicable, over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock and units in our operating partnership shown as beneficially owned by them. Shares of our common stock and units in our operating partnership that a person has the right to acquire within 60 days of March 1, 2021 are deemed to be outstanding and beneficially owned by the person having the right to acquire such shares or units for purposes of the table below, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.

As of March 1, 2021, there were 218,955,408 shares of our common stock outstanding and 21,694,009 units of our operating partnership outstanding, consisting of 17,914,155 common operating partnership units and 3,779,854 LTIP units (excluding 4,099,887 unvested performance-based LTIP units granted to the Company’s executive officers and employees pursuant to our performance plans, which may be earned based on the achievement of the designated performance objectives).

Unless otherwise indicated, all shares and units are owned directly. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 1633 Broadway, Suite 1801, New York, NY 10019.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Common Stock		Common Stock and Units
Executive	Number of Shares Beneficially Owned(1)	Percentage of All Shares(2)	Number of Shares and Units Beneficially Owned(1)	Percentage of All Shares and Units(2)
5% Stockholders
The Otto Family Group(3)	33,558,950	15.3%	33,652,342	14.0%
The Vanguard Group(4)	25,354,463	11.6%	25,354,463	10.5%
Norges Bank (The Central Bank of Norway) (5)	19,882,031	9.1%	19,882,031	8.3%
BlackRock(6)	12,336,225	5.6%	12,336,225	5.1%
Alexander Otto(7)	14,145,495	6.5%	14,145,495	5.9%
Katharina Otto-Bernstein(18)	12,274,852	5.6%	12,368,244	5.1%

Executive Officers and Directors
Albert Behler(8)	1,477,127	*	8,401,890	3.5%
Wilbur Paes(9)	110,000	*	1,137,210	*
Peter Brindley(10)	-	*	610,333	*
David Zobel(11)	-	*	297,949	*
Gage Johnson(12)	21,378	*	284,123	*
Thomas Armbrust(13)	187,265	*	187,265	*
Martin Bussmann(14)	-	*	42,761	*
Colin Dyer(15)	-	*	21,736	*
Karin Klein(16)	-	*	42,761	*
Peter Linneman(17)	30,000	*	91,212	*
Katharina Otto-Bernstein(18)	12,274,852	5.6%	12,368,244	5.1%
Mark Patterson(19)	-	*	29,370	*
Greg Wright (20)	-	*	14,212	*
All directors and executive officers as a group (14 persons)(21)	14,100,622	6.4%	23,686,515	9.8%
(*)	Represents less than 1.0%
(1)	“Number of shares beneficially owned” includes shares of common stock that may be acquired by exercising stock options within 60 days of March 1, 2021 but does not include shares of common stock that may be acquired by redeeming common units in the operating partnership. “Number of shares and units beneficially owned” includes all shares included in the column titled “Number of shares beneficially owned” plus shares of common stock that may be acquired by redeeming common units in the operating partnership assuming that (i) all outstanding common units in the operating partnership are immediately redeemable/exchangeable, (ii) all outstanding LTIP units have vested in full and have been converted into an equal number of common units in the operating partnership (excluding unvested performance-based LTIP units granted to the Company’s executive officers and employees pursuant to our performance plans, which may be earned based on the achievement of designated performance objectives) and (iii) all common units in the operating partnership have been exchanged for shares of common stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)	As of March 1, 2021, 218,955,408 shares of common stock, 17,914,155 common units in the operating partnership and 3,779,854 LTIP units were outstanding (excluding 4,099,887 unvested performance-based LTIP units granted to the Company’s executive officers and employees pursuant to our performance plans, which may be earned based on the achievement of designated performance objectives). To compute the percentage of outstanding shares of common stock held by each person and unless otherwise noted, any share of common stock which such person has the right to acquire pursuant to the exercise of stock options exercisable within 60 days of March 1, 2021 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The percentage of outstanding shares of common stock and units held by each person is calculated in the same manner as the percentage of outstanding shares of common stock, except that in performing this calculation we assume that: (i) all outstanding LTIP units held by all persons have vested in full and have been converted into an equal number of common units in the operating partnership, and (ii) all common units in the operating partnership held by all persons, other than us, have been exchanged for shares of common stock.
(3)	Based on information provided on a Schedule 13D jointly filed with the SEC on December 4, 2014 by AROSA Vermögensverwaltungsgesellschaft m.b.H., a German limited liability company (“AROSA”), Alexander Otto, the sole shareholder of AROSA, Katharina Otto-Bernstein and Maren Otto. Represents the shares beneficially owned by Maren Otto and her two children, Alexander Otto and Katharina Otto-Bernstein. Maren Otto has sole voting and sole dispositive power over 7,138,603 of these shares of common stock. For the number of these shares beneficially owned by each of Alexander Otto and Katharina Otto-Bernstein refer to footnotes (7) and (18), respectively. The address for AROSA, Alexander Otto, Katharina Otto-Bernstein and Maren Otto is c/o CURA Vermögensverwaltung, G.m.b.H. & Co. KG, Saseler Damm 39 A, 22395 Hamburg, Germany.
(4)	Based on information provided on a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group. The Vanguard Group reported that they did not have any shares with sole voting power and reported shared voting power with respect to 565,184 shares, sole dispositive power with respect to 24,650,252 shares and shared dispositive power with respect to 704,211 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(5)	Based on information provided on a Schedule 13G/A filed with the SEC on February 10, 2021 by Norges Bank. Norges Bank reported sole voting and dispositive power with respect to 19,882,031 shares. The address for Norges Bank is Bankplassen 2, PO Box 1179 Sentrum, NO 0107 Oslo, Norway.
(6)	Based on information provided on a Schedule 13G/A filed with the SEC on February 5, 2021 by Blackrock, Inc. BlackRock, Inc. reported sole voting power with respect to 11,508,861 shares and sole dispositive power with respect to 12,336,225 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York. NY 10055.
(7)	Based on information provided on a Form 4 filed with the SEC on November 27, 2019 by Alexander Otto. Includes 13,656,206 shares of common stock held directly by Alexander Otto and 489,289 shares of common stock held by AROSA, an entity wholly-owned by Alexander Otto. Alexander Otto has sole voting and sole dispositive power over each of these shares of common stock. The address for Alexander Otto and AROSA is c/o CURA Vermögensverwaltung, G.m.b.H. & Co. KG, Saseler Damm 39 A, 22395 Hamburg, Germany.
(8)	Includes 1,345,315 shares of common stock underlying exercisable stock options. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 5,344,201 common units (of which 401,245 common units are held by entities that are wholly owned by Albert Behler), 980,562 LTIP units (of which 360,438 LTIP units are subject to vesting) and 600,000 LTIP units underlying exercisable AOLTIP units. 465,084 of the common units are pledged as collateral in connection with notes granted to ParkProperty Capital, LP (formerly known as CNBB-RDF Holdings, LP), an entity controlled by members of the Otto family, relating to previously granted interests in our predecessor.
(9)	Includes 100,000 shares of common stock underlying exercisable stock options. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 283,796 common units and 743,414 LTIP units (of which 553,308 LTIP units are subject to vesting).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(10)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 211,271 common units and 399,062 LTIP units (of which 311,759 LTIP units are subject to vesting). 2,501 of the common units are pledged as collateral in connection with notes granted to ParkProperty Capital, LP relating to previously granted interests in our predecessor.
(11)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 124,654 common units and 173,295 LTIP units (of which 96,833 LTIP units are subject to vesting). 2,501 of the common units are pledged as collateral in connection with notes granted to ParkProperty Capital, LP relating to previously granted interests in our predecessor.
(12)	Includes 21,378 shares of common stock underlying exercisable stock options. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 131,181 common units and 131,564 LTIP units (of which 79,965 LTIP units are subject to vesting). 2,501 of the common units are pledged as collateral in connection with the notes granted to ParkProperty Capital, LP relating to previously granted interests in our predecessor.
(13)	Includes 14,212 shares of restricted stock, which are subject to vesting.
(14)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting.
(15)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting.
(16)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting.
(17)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting and 7,518 common units held jointly by Peter Linneman and his spouse, with respect to which Dr. Linneman has shared voting and dispositive power.
(18)	Based in part on information provided on Form 4s filed with the SEC by Katharina Otto-Bernstein on November 27, 2019, March 13, 2020 and May 19, 2020. Katharina Otto-Bernstein will have sole voting and sole dispositive power over each of these shares of common stock. Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting. The address for Katharina Otto-Bernstein is c/o CURA Vermögensverwaltung, G.m.b.H. & Co. KG, Saseler Damm 39 A, 22395 Hamburg, Germany.
(19)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting.
(20)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 14,212 LTIP units, which are subject to vesting.
(21)	Includes 1,446,693 shares of common stock underlying exercisable stock options and 14,212 shares of restricted stock, which are subject to vesting. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 6,216,809 common units, 2,769,084 LTIP units (of which 1,594,674 LTIP units are subject to vesting) and 600,000 LTIP units underlying exercisable AOLTIP units. 472,587 common units are pledged as collateral in connection with notes granted to ParkProperty Capital, LP relating to previously granted interests in our predecessor

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PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A(a)(1) of the Exchange Act generally requires each public company to include in its proxy statement a separate resolution subject to a non-binding stockholder vote to approve the compensation of the company’s named executive officers, as disclosed in its proxy statement pursuant to Item 402 of Regulation S-K, not less frequently than once every three years. This is commonly known as, and is referred to herein as, a “say-on-pay” proposal or resolution.

At the 2016 annual meeting of stockholders which was held on May 19, 2016, our stockholders voted on, among other matters, a proposal regarding the frequency of holding a non-binding, advisory vote on the compensation of our named executive officers. A majority of the votes cast on the frequency proposal were cast in favor of holding a non-binding, advisory vote on the compensation of the Company’s named executive officers every year, which was consistent with the recommendation of the Board. The Board considered the voting results with respect to the frequency proposal as well as other factors, and currently intends for the Company to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of holding the non-binding, advisory vote on the compensation of our named executive officers.

Accordingly, pursuant to Section 14A(a)(1) of the Exchange Act, the Company is providing stockholders with the opportunity to approve the following non-binding, advisory resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The Board unanimously recommends a vote FOR this resolution.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this proxy statement pursuant to Item 402 of Regulation S-K.

The say-on-pay resolution is advisory, and therefore will not have any binding legal effect on the Company or the Compensation Committee. However, the Compensation Committee does value the opinions of our stockholders and intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our named executive officers.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

On March 29, 2021, following the recommendation of the Compensation Committee, our Board of Directors approved an amendment and restatement of our 2014 Equity Incentive Plan, subject to the approval of our stockholders, to increase the aggregate number of shares of common stock available for issuance by 3,750,000 shares and make certain other amendments. At the 2021 annual meeting, the stockholders are being asked to vote on this proposal to approve the adoption of the Paramount Group, Inc. Amended and Restated 2014 Equity Incentive Plan (the “A&R 2014 Plan”). In the event that the A&R 2014 Plan is not approved by shareholders, our 2014 Equity Incentive Plan will continue in effect without the amendments described below.

The Board unanimously recommends a vote FOR this proposal.

We believe that having an equity incentive plan in place is critical to our ability to attract, retain and motivate employees in a highly competitive marketplace and to ensure that the Company’s compensation program is structured in a manner that aligns employee interests with the success of the Company. By adopting the A&R 2014 Plan, we will be able to continue using equity awards to attract, retain and motivate employees. The following highlights key reasons why we believe stockholders should approve the A&R 2014 Plan (with shares available based on the granting of full-value awards):

Reasonable Plan Cost

●	Permits continued alignment of interests through use of equity compensation — only 3,532,142 shares are available for issuance of new awards under our 2014 Equity Incentive Plan as of March 29, 2021
●	We requested a reasonable number of additional shares of common stock – 3,750,000 shares.
●	Awards would not have a substantially dilutive effect (additional shares equal approximately 1.6% and, together with shares remaining available under our 2014 Equity Incentive Plan, equal approximately 3.0% of total outstanding shares of common stock and common units in our operating partnership (other than common units held by us) as of March 29, 2021).

Stockholder-Friendly Plan Features

●	Minimum vesting of one year required for all equity awards, subject to limited exceptions.
●	No liberal share recycling following March 29, 2021.
●	No evergreen feature providing for automatic increases.
●	We may not reprice stock options, nor exchange underwater stock options for another award or cash, without stockholder approval.
●	We may not grant stock options or stock appreciation rights with an exercise price of less than fair market value of a share of common stock on the grant date.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

Responsible Grant Practices by the Company

●	Low three-year average burn rate of 0.4%.
●	All long-term equity incentive awards granted to our CEO and other NEOs vest ratably over at least three years.
●	60% of our CEO’s long-term equity incentive awards (and 50% of our other NEOs’ long-term equity incentive awards) for 2019 and 2020 consisted of performance-based awards may be earned upon the achievement of relative TSR performance over a three-year performance period.
●	Robust stock ownership requirements for our executive officers.
●	No accelerated vesting in connection with a change in control unless the change in control is completed (i.e., no liberal change in control definition).
●	Our clawback policy applies to equity awards granted to NEOs and certain other specified officers.

Shares Available for Issuance and Outstanding Awards

The A&R 2014 Plan increases by 3,750,000 shares, the 3,532,142 shares of common stock remaining available (based on previously granted awards counted at maximum levels and assuming all awards granted are full-value awards) for issuance of new awards under our 2014 Equity Incentive Plan as of March 29, 2021. No shares are available for future grant under any other equity compensation plan.

The following table sets forth, as of March 29, 2021, (i) all outstanding stock options and AOLTIP units granted pursuant to our equity compensation plans (including the weighted average exercise/conversion price and weighted average remaining term), (ii) all unvested shares of common stock and LTIP units granted pursuant to our equity compensation plans (including LTIP units that remain subject to performance-based vesting counted at maximum levels), (iii) the aggregate number of shares available for issuance of new awards under our 2014 Equity Incentive Plan (based on issuance pursuant to full-value awards), (iv) the increase in the number of shares available under the A&R 2014 Plan (based on issuance pursuant to full-value awards) and (v) the total number of outstanding shares of common stock and common units in our operating partnership (other than common units held by us).

Outstanding Awards
Stock Options:
Number of stock options outstanding	2,029,993
Weighted-average exercise	$ 17.06
Weighted-average remaining term (in years)	4.5
AOLTIP Units:
Number of AOLTIP units outstanding	4,009,375
Weighted-average conversion price	$ 8.63
Weighted-average remaining term (in years)	6.8
Unvested full-value shares of common stock and LTIP units	6,532,472
Shares remaining available under 2014 Equity Incentive Plan	3,532,142
Additional shares reserved under A&R 2014 Plan	3,750,000
Total shares of common stock and common units outstanding	238,556,195

Other than the foregoing and vested LTIP units (or common units into which they were converted) that were outstanding but not yet exchanged for shares of common stock, no other awards pursuant to which shares of common stock were issuable under any of our existing or prior equity compensation plans were outstanding as of March 29, 2021.

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Burn Rate

The following table sets forth information regarding all equity awards granted and earned during 2018, 2019, and 2020, and the corresponding “burn rate,” which is defined as the number of stock options, AOLTIP units and time-based full value shares/units granted plus the number of performance-based full value shares/units earned in a year divided by the weighted average number of shares of common stock and common units outstanding for that year, for each of the last three fiscal years. We did not grant any stock options or AOLTIP units during 2018, 2019 or 2020.

Award Type	2020	2019	2018
Time-based full-value shares/units granted(1) (A)	1,024,279	1,161,162	848,030

Performance-based full-value awards(2):
Unearned at beginning of period	3,595,834	3,373,570	3,253,991
LTIP units granted	1,068,693	1,356,630	1,382,807
LTIP units earned (B)	(216,005)	-	-
LTIP units forfeited	(667,730)	(1,134,366)	(1,263,228)
Unearned at end of period	3,780,792	3,595,834	3,373,570

Total granted/earned(3) (A + B)	1,240,284	1,161,162	848,030

Weighted average shares and common units(4) (C)	241,885,583	254,820,526	263,291,275

Burn rate(5) ((A+B)/C)	0.5%	0.5%	0.3%
(1)	Time-based full-value shares/units granted consists of all restricted stock awards and LTIP units granted during the applicable year that, upon grant, either were vested or were subject to vesting based solely on continued service.
(2)	Performance-based full-value awards consist of LTIP units subject to performance-based vesting hurdles. LTIP units granted is based on the number of LTIP units that could be earned if maximum performance was achieved. LTIP units earned in a particular year consists of the number of LTIP units for which performance-based vesting occurred with respect to a performance period that ended during such year even if the LTIP units remained subject to vesting based on continued service. LTIP units forfeited in a particular year consists of the number of LTIP units forfeited during such year prior to the determination of performance-based vesting or upon determination of performance with respect to a performance period that ended during such year.
(3)	Equals the sum of (i) time-based full-value shares/units granted and (ii) performance-based full value awards earned.
(4)	For each applicable year, represents the weighted average number of shares of common stock and common units of the operating partnership (other than common units held by us) outstanding during the year. Because we are a real estate investment trust that conducts substantially all of its operations through an operating partnership, both shares of common stock and common units of the operating partnership not owned by us are included for purposes of calculating our burn rate. Each common unit of the operating partnership is exchangeable into shares of common stock on a one-for-one basis, subject to certain conditions.
(5)	Burn rate represents the total granted/earned divided by weighted average shares and common units, in each case as set forth above in the table. Our three-year average burn rate equals 0.4%.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

Summary of Material Amendments

The following is a brief summary of the material amendments that are included in the A&R 2014 Plan:

●	The maximum number of shares available under the A&R 2014 Plan will be increased by 3,750,000 shares (based on the granting of full-value awards), with a corresponding increase in the maximum number of incentive stock options that may be issued under the A&R 2014 Plan.
●	A revised share equivalent ratio was included for awards that are not full-value awards, including stock options and AOLTIP units, such that these awards granted after the effective date of the A&R 2014 Plan will count against the number of shares available under the A&R 2014 Plan as a fraction of a share equal to one divided by 1.85 (instead of as one-half of one share as is currently the case under the 2014 Equity Incentive Plan).
●	A minimum vesting period of one year was added for all equity awards granted after the effective date of the A&R 2014 Plan, subject to limited exceptions.
●	Liberal share recycling provisions are removed as of March 29, 2021, which generally means that shares available for future issuance under the A&R 2014 Plan will not be increased after that date by the number of shares retained for tax withholding or to cover the exercise price of stock options, the number of shares subject to awards that are settled in cash instead of shares or the number of shares that are not issued in connection with a net exercise of stock options or stock appreciation rights or as a result of the conversion of AOLTIP units.
●	The persons eligible to receive awards under the A&R 2014 Plan was expanded to include all persons or entities that may be eligible to participate under federal securities laws.
●	Performance-based share award provisions that relate to awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code were eliminated.
●	The term of the A&R 2014 Plan will be extended from its current expiration date until the date that is 10 years from the date of the 2021 annual meeting.

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Description of the A&R 2014 Plan

The following description of certain material features of the A&R 2014 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the A&R 2014 Plan that is attached hereto as Appendix A.

Shares of Common Stock Available. The maximum number of shares of common stock to be available for issuance for awards will be increased by 3,750,000 shares, if all awards under the A&R 2014 Plan are full value awards. As of March 29, 2021, 3,532,142 shares of common stock remained available for issuance pursuant to new awards under our 2014 Equity Incentive Plan (based on previously granted awards counted at maximum levels and assuming all awards granted are full-value awards). As a result, based on the number of shares that remained available for issuance pursuant to new awards under our 2014 Equity Incentive Plan as of March 29, 2021, the total number of shares that would be available for future awards under the A&R 2014 Plan would be 7,282,142, if all awards under the A&R 2014 Plan were full value awards. The stated total number of shares available under the A&R 2014 Plan, which includes shares previously issued and subject to currently outstanding awards, is 20,892,857 shares.

Share Counting for Non-Full-Value Awards. Awards granted under the A&R 2014 Plan that are not full-value awards (i.e., stock options, stock appreciation rights, AOLTIP units or an award with similar economics to a stock option) are counted against the number of shares available under the A&R 2014 Plan at a ratio that is less than one share for each share subject to such awards. Pursuant to the ratio in effect under our 2014 Equity Incentive Plan, all awards that were not full-value awards that were granted prior to the effective date of the A&R 2014 Plan are counted as one-half of one share for each share subject to such award. Non-full-value awards granted following the effective date of the A&R 2014 Plan will be counted as a fraction of a share equal to one divided by 1.85.

For awards granted after the effective date of the A&R 2014 Plan, the share counting provisions in the A&R 2014 Plan result in a full-value award counting as the equivalent of 1.85 times the number shares subject to stock options or AOLTIP units. If all awards granted under the A&R 2014 Plan were stock options or AOLTIP Units, then, based on the number of shares remaining available for issuance pursuant to new awards under our 2014 Equity Incentive Plan as of March 29, 2021, a total of 13,471,962 shares would be available for future awards. Based solely on the closing price of our common stock as reported on the NYSE on March 29, 2021, the maximum aggregate market value of such number of shares is $73,913,741.

Share Recycling – No Liberal Share Recycling. Shares of common stock underlying awards granted under the A&R 2014 Plan that are forfeited, canceled or otherwise terminated (other than by exercise) will be added back to the shares of common stock available for issuance under the A&R 2014 Plan; provided that, from and after March 29, 2021, the following shares will not be added to shares authorized for grant under the A&R 2014 Plan:

●	shares tendered or held back to cover the exercise price of a stock option or stock appreciation right or tax withholding for any award,
●	shares subject to a stock appreciation right that are not issued in connection with the stock settlement upon exercise or shares originally underlying an AOLTIP unit that is converted into other units in a manner similar to the stock settlement of a stock appreciation right upon its exercise, and
●	shares subject to awards pursuant to which shares of stock were initially issuable (including awards of LTIP units that, upon exercise of a redemption right, may be exchanged for shares of stock) that are not forfeited, canceled or expired, but are satisfied without issuance of shares (e.g., settled in cash).

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Substituted Awards. In connection with the acquisition of another company, the Company may assume outstanding awards granted by another company as if they had been granted under the A&R 2014 Plan or grant awards under the A&R 2014 Plan in substitution of such outstanding awards, in each case, to the extent the applicable award recipient is eligible to be granted such an award under the A&R 2014 Plan. Any shares of common stock issued pursuant to such assumed or substituted awards will not reduce the number of shares authorized for grant under the A&R 2014 Plan.

Plan Administration. The A&R 2014 Plan will be administered by either the Compensation Committee, the Board or by such other committee of the Board performing the functions of the Compensation Committee (in either case, the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, to determine the specific terms and conditions of each award, subject to the provisions of the A&R 2014 Plan, to accelerate the exercisability or vesting of any award (in circumstances involving the grantee’s death, disability, retirement or termination of employment or service relationship or a change in control of the Company), to interpret the A&R 2014 Plan and awards granted thereunder, and to otherwise administer the A&R 2014 Plan and the awards granted thereunder. Subject to applicable law, the Administrator, in its sole discretion, may delegate to our Chief Executive Officer, all or part of the Administrator’s authority and duties with respect to the granting of awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations.

Repricing. The Administrator may not, without stockholder approval, reduce the exercise price of outstanding stock options or stock appreciation rights or effect repricing through cancellation and re-grants or cancellation of stock options or stock appreciation rights in exchange for cash or other awards, other than as a result of a proportionate adjustment made in connection with a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar event.

Types of Awards. The types of awards permitted under the A&R 2014 Plan include stock options, stock appreciation rights, restricted stock unit awards, restricted stock awards, unrestricted stock awards, dividend equivalent rights, performance share awards, cash-based awards and other equity-based awards, including LTIP units and AOLTIP units. Subject to the overall limit on the number of shares that may be issued under the A&R 2014 Plan, shares of common stock may be issued up to such maximum number pursuant to any type of award; provided that no more than 41,785,714 shares of common stock (plus, to the extent permitted by the Code, any shares added back to the A&R 2014 Plan as described above) may be issued in the form of incentive stock options.

Eligibility. All employees, non-employee directors and consultants of the Company and its subsidiaries will be eligible to receive awards under the A&R 2014 Plan. Persons eligible to participate in the A&R 2014 Plan will be those employees, non-employee directors and consultants of the Company and its subsidiaries as selected from time to time by the Administrator, as well as such other persons selected from time to time by the Administrator to whom issuances of shares under the A&R 2014 Plan may be registered and permitted under applicable securities laws. As of March 29, 2021, approximately 334 persons would have been eligible to participate in the A&R 2014 Plan had it been effective on such date. All persons who are eligible to receive awards form a single class under the A&R 2014 Plan, as awards are made on a discretionary basis and the terms of the A&R 2014 Plan do not distinguish among various eligible persons.

Adjustments for Stock Dividends, Stock Splits, Etc. The A&R 2014 Plan requires the Administrator to make appropriate equitable adjustments to the A&R 2014 Plan and outstanding awards to reflect any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar change in the Company’s capital stock, including as a result of any merger or consolidation or sale of all or substantially all of the assets of the Company. The required adjustments include appropriate or proportionate adjustments to the number of shares of common stock available for issuance under the A&R 2014 Plan, the number of shares subject to outstanding awards and the exercise price of outstanding stock options and stock appreciation rights under the A&R 2014 Plan, The A&R 2014 Plan also requires the Administrator to make equitable or proportionate adjustments in the terms and number of shares subject to outstanding awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.

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Sale Event Provisions. In the event of a “sale event” (as such term is defined in the A&R 2014 Plan), except as otherwise provided by the Compensation Committee in the award agreement or other agreement between the holder of an award and the Company, the parties to such transaction may cause the assumption or continuation of, or substitution of new awards for, outstanding awards granted under the A&R 2014 Plan. In such circumstances, the A&R 2014 Plan does not provide for any automatic acceleration of vesting. In such cases where outstanding awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement or other agreement between the holder of an award and the Company, upon the effective time of such transaction, all awards will become vested (with respect to service-based vesting conditions) and exercisable upon the transaction and all outstanding awards will terminate upon the effective time of such transaction. In the event of such termination, (i) the Compensation Committee, in its sole discretion, may provide for a cash payment in exchange for the cancellation of the grantees’ options and stock appreciation rights (to the extent then exercisable at prices not in excess of the sale price) equal to the difference between the sale price and the exercise price of the options or stock appreciation rights; or (ii) each participant may be permitted to exercise all outstanding options or stock appreciation rights within a specified period determined by the Compensation Committee prior to the transaction.

Minimum Vesting Period. The minimum vesting period for each equity award granted under the A&R 2014 Plan must be at least one year (subject to the Administrator’s authority to accelerate vesting in circumstances involving the grantee’s death, disability, retirement or termination of employment or service relationship or a change in control of the Company), provided that up to 5% of the shares authorized for issuance under the A&R 2014 Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year. In addition, the Administrator may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year, (ii) if such awards are granted in connection with an election by the grantee to receive such awards in lieu of cash compensation that, absent such election, otherwise would have been paid to the grantee within the minimum vesting period or (iii) if such awards are granted to non-employee directors and are scheduled to vest on the date of our next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year's annual meeting of stockholders.

Term. No awards may be granted under the A&R 2014 Plan ten years or more after the date of stockholder approval, and no incentive stock options may be granted after the tenth anniversary of the date the A&R 2014 Plan is approved by the Board.

Stock Options. The A&R 2014 Plan permits the granting of (1) options intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the A&R 2014 Plan will be non-qualified stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Non-qualified stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors, consultants and advisors. Incentive stock options may be granted only to employees of the Company or any subsidiary. To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares of common stock subject to incentive stock options that first become exercisable by a participant in any one calendar year.

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The exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our shares of common stock on the date of grant. The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. Options may be exercised in whole or in part by giving written or electronic notice to the Company. Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are not subject to restrictions under any Company plan. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Administrator may permit non-qualified stock options to be exercised using a net exercise feature which reduces the number of shares of common stock issued to the optionee by the number of shares of common stock with a fair market value equal to the exercise price.

Stock Appreciation Rights. The Administrator may award stock appreciation rights to participants subject to such conditions and restrictions as the Administrator may determine, provided that the exercise price may not be less than 100% of the fair market value of our shares of common stock on the date of grant. Stock appreciation rights are settled in shares of common stock (or cash, to the extent explicitly provided for in the applicable award certificate). In addition, no stock appreciation right shall be exercisable more than ten years after the date the stock appreciation right is granted.

Restricted Stock Units. Restricted stock unit awards are payable in the form of shares of common stock (or cash, to the extent explicitly provided in the award agreement) and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may be based on, among other things, the achievement of certain performance goals and/or continued employment or service with the Company through a specified vesting period. To the extent permitted by the Administrator, restricted stock units may be deferred to one or more dates specified in the applicable award certificate or elected by the grantee. In addition, in the Administrator’s sole discretion, and subject to the participant’s compliance with the procedures established by the Administrator, it may permit a participant to make an advance election to receive cash compensation otherwise due in the form of a restricted stock unit award.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain pre-established performance goals and/or continued employment or service through a specified restriction period. If the lapse of restrictions with respect to the shares of common stock is tied to attainment of vesting conditions, any cash dividends paid by the Company during the vesting period will accrue and will not be paid to the grantee until and to the extent the performance goals are met with respect to the restricted stock.

Unrestricted Stock. The A&R 2014 Plan gives the Administrator discretion to grant stock awards free of any restrictions. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. Dividend equivalent rights are awards entitling the grantee to current or deferred payments equal to cash dividends on a specified number of shares of common stock. Dividend equivalent rights may be settled in cash or stock and are subject to other conditions as the Administrator shall determine. Dividend equivalent rights may be granted to any grantee as a component of an award or as a freestanding award. Unless provided by the Administrator, dividend equivalent rights may be paid currently, be deemed reinvested in additional shares of stock, which may thereafter accrue additional dividend equivalents, or may otherwise accrue.

Performance-Based Awards. The A&R 2014 Plan gives the Administrator the discretion to grant performance-based awards in such amounts and upon such terms as the Administrator shall determine.

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Cash-Based Awards. The Administrator may grant cash-based awards, such as annual cash bonuses, under the A&R 2014 Plan to participants. The cash bonuses may be subject to the achievement of certain performance criteria selected by the Administrator, which are set forth in the A&R 2014 Plan. Cash-based awards that are only payable or actually paid in cash are not subject to and will have no impact on the number of shares of common stock available for issuance under the A&R 2014 Plan.

Other Equity-Based Awards. The Administrator may grant units in the Company’s operating partnership, including LTIP units and AOLTIP units, or other units or any other membership or ownership interests (which may be expressed as units or otherwise) in a subsidiary, with any stock being issued in connection with the conversion of (or other distribution on account of) an interest granted under the provisions of the A&R 2014 Plan.

Tax Withholding. Participants in the A&R 2014 Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any exercise, vesting or settlement of awards, as applicable. Subject to approval by the Administrator, participants may elect to have the tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued (or, in the case of a restricted stock award, to reacquire shares previously issued pursuant to such award). Additionally, the Administrator may provide for mandatory share withholding up to the maximum statutory rate or such lesser amount as is necessary to avoid liability accounting treatment. The Administrator may also require tax withholding obligations to be satisfied by an arrangement where shares issued pursuant to an award are immediately sold and proceeds from such sale are remitted to the Company in an amount to satisfy such tax withholding obligations.

Amendments and Termination. Generally, under current NYSE rules, all material amendments to the A&R 2014 Plan, including those that materially increase the number of shares of common stock available (other than an increase solely to reflect a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar change), expand the types of awards available or the persons eligible to receive awards, extend the term of the A&R 2014 Plan, change the method of determining the exercise price of options or delete or limit any provision prohibiting the repricing of options, must be approved by our common stockholders. The Board may determine to make amendments subject to the approval of the common stockholders for purposes of complying with the rules of the NYSE or to preserve the qualified status of incentive stock options. Otherwise, our Board may amend or discontinue the A&R 2014 Plan at any time, provided that no such action will materially and adversely affect the rights under any outstanding awards without the holder’s consent.

Clawback Policy. Awards under the A&R 2014 Plan are subject to our clawback policy, as in effect from time to time.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

Certain Federal Income Tax Consequences – Options and Stock Appreciation Rights

The following is a summary of the principal federal income tax consequences of certain transactions under the A&R 2014 Plan relating to options and stock appreciation rights. It does not describe all federal tax consequences under the A&R 2014 Plan, nor does it describe state or local tax consequences.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares of common stock, any amount realized in excess of the option price (the amount paid for the shares of common stock) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above, generally: (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof; and (2) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Stock Options. No taxable income is generally realized by the optionee upon the grant of a non-qualified stock option. Generally: (1) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount; and (2) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified stock option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights. No income will be recognized by a recipient upon the grant of either tandem or freestanding stock appreciation rights. For the year in which the stock appreciation right is exercised, the recipient will generally be taxed at ordinary income rates on the amount equal to the cash received plus the fair market value of any unrestricted shares received on the exercise.

Parachute Payments. The vesting of any portion of an option or stock appreciation right that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments,” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the A&R 2014 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

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New Plan Benefits

Because the grant of awards under the A&R 2014 Plan is within the discretion of the Administrator, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the A&R 2014 Plan.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal at the 2021 annual meeting is required for the approval of the A&R 2014 Plan. In addition, the rules of the NYSE require that votes for the proposal must be at least a majority of all of the votes cast on the proposal (including votes for and against and abstentions). Accordingly, abstentions shall be included in determining the number of votes cast on the proposal, thus having the effect of a vote against the proposal. Broker non-votes, if any, are not counted in determining the number of votes cast and will therefore have no effect on the outcome.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information about our equity compensation plan as of December 31, 2020.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column of this table)
Equity compensation plans approved by stockholders	14,263,985	(1)	$ 17.06	(2)	7,001,002	(3)
Equity compensation plans not approved by stockholders	-		-		-
Total	14,263,985		$ 17.06		7,001,002

(1)	Includes an aggregate of (i) 2,032,493 shares of common stock issuable upon the exercise of outstanding options granted pursuant to our 2014 Equity Incentive Plan (the "Plan"), (ii) 8,699,440 shares of common stock issuable in exchange for common units issued or which may, upon the satisfaction of certain conditions, be issuable pursuant to LTIP units of our Operating Partnership (“LTIP units”) that were previously granted pursuant to the Plan and (iii) 3,532,052 shares of common stock issuable in exchange for common units issued, pursuant to LTIP units that were previously granted outside of the Plan in connection with our initial public offering. The 8,699,440 LTIP units include 3,780,792 LTIP units that remain subject to the achievement of the requisite performance-based vesting criteria.
(2)	The outstanding LTIP units and the common units into which they were converted or are convertible into do not have an exercise price. Accordingly, these awards are not included in the weighted-average exercise price calculation.
(3)	Based on awards being granted as "Full Value Awards," as defined in the Plan, including awards such as restricted stock and LTIP units that do not require the payment of an exercise price. If we were to grant awards other than "Full Value Awards," as defined in the Plan, including Appreciation Only LTIP units of our Operating Partnership (“AOLTIPs”), stock options or stock appreciation rights, the number of securities remaining available for future issuance would be 14,002,004.

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PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed the accounting firm of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by law, the NYSE or the Company’s organizational documents. However, as a matter of good corporate governance, the Board has elected to submit the appointment of Deloitte & Touche LLP to the stockholders for ratification at the 2021 annual meeting. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm. Deloitte & Touche LLP has served as our independent registered public accounting firm since our formation in 2014 and is considered by our management to be well-qualified. Deloitte & Touche LLP has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of our subsidiaries in any capacity.

A representative of Deloitte & Touche LLP will be present at the annual meeting, will be given the opportunity to make a statement at the annual meeting if he or she so desires and will be available to respond to appropriate questions.

A majority of all of the votes cast with respect to this proposal is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions do not constitute a vote “for” or “against” and will not be counted as “votes cast.” Abstentions and broker non-votes will have no effect on this proposal.

Fee Disclosure

The following is a summary of the fees billed by Deloitte & Touche LLP for professional services rendered to us for the fiscal years ended December 31, 2020 and 2019:

	2020	2019
Audit Fees	$ 924,800	$ 957,600
Audit-Related Fees	1,341,700	1,343,400
Tax Fees	39,650	60,289
All Other Fees	-	30,000
Total	$ 2,306,150	$ 2,391,289

Audit Fees

“Audit Fees” include fees associated with professional services rendered for the audit of the financial statements and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements. For example, audit fees include fees for professional services rendered in connection with quarterly and annual reports, and the issuance of consents by Deloitte & Touche LLP to be named in our registration statements and to the use of their audit report in the registration statements.

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PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit-Related Fees

“Audit-Related Fees” refers to fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Tax Fees

“Tax Fees” refers to fees and related expenses for professional services for tax compliance, tax advice and tax planning.

All Other Fees

“All Other Fees” refers to fees and related expenses for products and services other than services described above.

Our Audit Committee considers whether the provision by Deloitte & Touche LLP of any services that would be required to be described under “All Other Fees” would be compatible with maintaining Deloitte & Touche LLP’s independence from both management and the Company.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee must pre-approve all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. Non-audit services are considered de minimis if: (i) the aggregate amount of all such non-audit services constitutes not more than five percent of the total amount of revenues we paid to our independent registered public accounting firm during the fiscal year in which they are provided; (ii) we did not recognize such services at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to our Audit Committee’s or any of its members’ attention and approved by our Audit Committee or any of its members who has authority to give such approval prior to the completion of the audit. None of the fees reflected above were incurred as a result of non-audit services provided by our independent registered public accounting firm pursuant to this de minimis exception. Our Audit Committee may delegate to one or more of its members who is an independent director the authority to grant pre-approvals.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate this proxy statement or future filing with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The undersigned members of the Audit Committee of the Board of Directors of Paramount Group, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2020 as follows:

1.	the Audit Committee has reviewed and discussed with management the audited financial statements of Paramount Group, Inc. for the fiscal year ended December 31, 2020;
2.	the Audit Committee has discussed with representatives of Deloitte & Touche LLP the matters required to be discussed with them by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
3.	the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Submitted by our Audit Committee

Peter Linneman (Chairman)

Colin Dyer

Karin Klein

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Management Agreements

In connection with the formation transactions, we assumed certain management agreements of our predecessor pursuant to which we provide property management, leasing, reporting or other services for certain properties or business entities owned by members of the Otto family, including the Commercial National Bank Building, which is 100% indirectly owned by Maren Otto, Katharina Otto-Bernstein and Alexander Otto. Pursuant to the Commercial National Bank Building property management agreement, we receive (i) property management fees of 3.0% of the property’s annual gross revenue; (ii) construction service fees of 3.0% of certain costs, tenant improvements and tenant allowances; and (iii) disposition fees of 0.50% of the gross consideration paid in connection with a disposition of the property. During 2020, we received fees of $1,227,000 pursuant to these agreements, including $550,000 from the agreement relating to property management and leasing for the Commercial National Bank Building. The property management agreement automatically renews for annual terms unless terminated by either party by giving three months written notice to the other before the end of any calendar year. The other management agreements automatically renew for annual terms unless terminated by either party by giving thirty days written notice to the other before the end of any calendar year.

1633 Broadway Lease

Our predecessor leased 3,330 square feet of space in 1633 Broadway to ParkProperty Capital, LP at an annual base rent of $57.00 per square foot, with five months of free rent and no tenant improvement allowance. The term of the lease extends through 2020. We believe that the terms of this lease, at the time it was signed, were at least as favorable to us as the terms we could have obtained from a third party in an arm’s length transaction for the lease of this space. For the year ended December 31, 2020, we recognized $210,000 of rental income from this lease.

Mannheim Trust

Dr. Martin Bussmann (a member of our Board of Directors) is also a trustee and a director of Mannheim Trust, a subsidiary of which leases 5,593 square feet at 712 Fifth Avenue, our 50.0% owned unconsolidated joint venture. The Mannheim Trust is for the benefit of his children. For the year ended December 31, 2020, we recognized $362,000 for our share of rental income from this lease.

Hamburg Trust Consulting HTC GmbH

We have engaged Hamburg Trust Consulting HTC GmbH (“HTC”), a licensed broker in Germany, to supervise selling efforts for our private equity real estate funds (or investments in feeder vehicles for these funds) to investors in Germany. Pursuant to this engagement, which was begun by our predecessor, we have agreed to pay HTC for the costs it incurred to sell investments in these feeder vehicles and funds, which primarily consist of salary or commissions paid to HTC’s employees or third party agents, and other incremental costs incurred by HTC as a result of the engagement, plus a mark-up of 10%. HTC is 100% owned by Albert Behler, our Chairman, Chief Executive Officer and President. We paid or accrued $512,000 for fees and expense reimbursements due to HTC for the services it provided during 2020.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Kramer Design Services

We have entered into an agreement with Kramer Design Services (“Kramer Design”) to, among other things, develop company-wide standard branding guidelines. Kramer Design is owned by the spouse of Albert Behler, our Chairman, Chief Executive Officer and President. For the year ended December 31, 2020, we recognized $187,000 of expense in connection with this agreement.

Kramer Design has also entered into agreements with 712 Fifth Avenue, our 50.0% owned unconsolidated joint venture, to among other things, create and design marketing materials with respect to the vacant retail space at 712 Fifth Avenue. For the year ended December 31, 2020, we recognized expense of $29,000 for our share of the fees incurred in connection with these agreements.

Waiver of Ownership Limit

Our charter prohibits any person or entity from actually or constructively owning shares in excess of 6.50% (in value or in number of shares, whichever is more restrictive) of the outstanding shares of our common stock, or in excess of 6.50% in value of the aggregate of the outstanding shares of all classes and series of our stock. In connection with our initial public offering, we granted a waiver from this ownership limit to the Otto family which was initially at 22.0% of our outstanding common stock in the aggregate and which as of March 18, 2019 was at 17.47% of our outstanding common stock in the aggregate. In connection with the amendment and restatement of our charter approved at our 2019 annual meeting of stockholders, our Board approved an amendment of the Otto family waiver to increase the ownership limit from 17.47% to 21.0%.

Review and Approval of Future Transactions with Related Persons

Our Board has adopted a Related Person Transaction Approval and Disclosure Policy, included as part of our Corporate Governance Guidelines, for the review, approval or ratification of any related person transaction. This policy provides that all related person transactions, other than a transaction for which an obligation to disclose under Item 404 of Regulation S-K (or any successor provision) arises solely from the fact that a beneficial owner, other than members of the Otto family, Wilhelm von Finck and entities controlled directly or indirectly by such individuals, of more than 5% of a class of our voting securities (or an immediate family member of any such beneficial owner) has an interest in the transaction, must be reviewed and approved by a majority of the disinterested directors on our Board in advance of us or any of our subsidiaries entering into the transaction; provided that, if we or any of our subsidiaries enter into a transaction without recognizing that such transaction constitutes a related person transaction, the approval requirement will be satisfied if such transaction is ratified by a majority of the disinterested directors on the Board promptly after we recognize that such transaction constituted a related person transaction. Disinterested directors are directors that do not have a personal financial interest in the transaction that is adverse to our financial interest or that of our stockholders. The term “related person transaction” refers to a transaction required to be disclosed by us pursuant to Item 404 of Regulation S-K (or any successor provision) promulgated by the SEC. This policy was followed for all of the applicable related person transactions described above for which there was new activity during the 2020 fiscal year.

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OTHER MATTERS

Solicitation of Proxies

We will pay the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies personally, by telephone, via the internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a Notice of Internet Availability of Proxy Materials to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary.

Stockholder Proposals

Stockholders who, in accordance with the Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2022 annual meeting must submit their proposals to our Corporate Secretary on or before November 30, 2021.

Apart from the SEC’s Rule 14a-8 that addresses the inclusion of stockholder proposals in our proxy materials, under our bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of stockholders must be timely submitted in writing to Gage Johnson, Secretary, at Paramount Group, Inc., 1633 Broadway, Suite 1801, New York, New York 10019. To be considered timely, we must receive the notice of your intention to introduce a nomination or proposed item of business at our annual meeting:

●	not earlier than the 150th day nor later than 5:00 p.m., New York time, on the 120th day prior to the first anniversary of the date of the notice for the preceding year’s annual meeting; or
●	not earlier than the 150th day prior to the date of the annual meeting and not later than 5:00 p.m., New York time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting.

Assuming that our 2022 annual meeting is not advanced or delayed by more than 30 days from the first anniversary of the date of the 2021 annual meeting, we must receive notice of your intention to introduce a nomination or other item of business at the 2022 annual meeting after October 31, 2021 and no later than 5:00 p.m., New York time, on November 30, 2021.

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OTHER MATTERS

Attendance at the Meeting

All stockholders of record of shares of common stock at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting. If you are not a stockholder of record but hold shares through a broker, bank or other nominee, you should provide proof of beneficial ownership as of the record date, such as an account statement reflecting your stock ownership as of the record date, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. If you do not have proof of ownership or do not arrive at least 20 minutes in advance, you may not be admitted to the annual meeting. Each stockholder and proxy may be asked to present a valid government-issued photo identification, such as a driver’s license or passport, before being admitted and should plan to arrive no later than 20 minutes prior to the scheduled time to allow the Inspector of Elections or his designee to check your credentials. Cameras, recording devices and other electronic devices will not be permitted, and attendees may be subject to security inspections and other security precautions. The Company reserves its right to not seat any shareholder, proxy or other attendee who did not arrive 20 minutes in advance and is not seated 10 minutes prior to the scheduled start of the meeting with social distancing protocols and local health laws to be followed.

Householding of Proxy Materials

If you and other residents at your mailing address own shares of common stock in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one Notice of Internet Availability of Proxy Materials, annual report and/or proxy statement, as applicable. This procedure, known as “householding,” is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other nominee may send one copy of the applicable proxy materials to your address for all residents that own shares of common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our proxy materials, you may be able to request householding by contacting your broker, bank or other nominee.

If you wish to request extra copies free of charge of our proxy materials, please send your request in writing to Paramount Group, Inc., 1633 Broadway, Suite 1801, New York, New York 10019, Attention: Investor Relations or by telephone at (212) 237-3100.

Other Matters

The Board does not know of any matters other than those described in this proxy statement that will be presented for action at the annual meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Directors

Gage Johnson

Senior Vice President, General Counsel and Secretary

New York, New York

March 30, 2021

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APPENDIX A

PARAMOUNT GROUP, INC.

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Paramount Group, Inc. Amended and Restated 2014 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Paramount Group, Inc. a Maryland corporation (the “Company”), Paramount Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non Employee Directors who are independent.

“AOLTIP Unit” means an AOLTIP Unit in the Operating Partnership.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards, Dividend Equivalent Rights, and Other Equity-Based Awards contemplated herein.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Change in Control” means any of the following:

(i)

any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and the Award recipient and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Award recipient is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 35 percent or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding shares of Stock (in either such case other than as a result of an acquisition of securities directly from the Company); or

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(ii)

any consolidation or merger of the Company resulting in the voting securities of the Company outstanding immediately prior to the consolidation or merger representing (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) less than 65 percent of the combined voting power of the securities of the surviving entity or its parent outstanding immediately after such consolidation or merger; or

(iii)

the members of the Board at the beginning of any consecutive 24-calendar month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the Incumbent Directors shall be deemed to be an Incumbent Director; or

(iv)

there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50 percent of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the New York Stock Exchange or another national securities exchange, Fair Market Value means the closing price of the Stock on the primary exchange on which the Stock is listed on the date of determination; provided that, if there are no trades in the Stock on such date, Fair Market Value means the closing price of the Stock on such primary exchange on the last date preceding such date for which there was at least one trade in the Stock.

“Full Value Award” means an Award under the Plan other than an Option, a Stock Appreciation Right, an AOLTIP Unit, or an Award with similar economics to an Option.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“LTIP Unit” means an LTIP Unit in the Operating Partnership.

“Minimum Vesting Period” means the one-year period following the date of grant of an Award.

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APPENDIX A

“Non-Employee Director” means a member of the Board who is not also an employee of the Company, the Operating Partnership or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, same store net operating income, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income, return on capital, assets, equity, or investment, gross or net profit levels, occupancy rates, expense, margins, operating efficiency, client satisfaction, earnings (loss) per share of Stock, market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any extraordinary non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

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“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person or entity, or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Units” means units of partnership interest in the Operating Partnership, including, without limitation, LTIP Units, AOLTIP Units, or other classes of profits interests in the Operating Partnership.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)	Administration of Plan. The Plan shall be administered by the Administrator.
(b)	Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)	to select the individuals to whom Awards may from time to time be granted;
(ii)

to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards, Dividend Equivalent Rights, and Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number of shares of Stock or, in the case of a Cash-Based Award, the amount of cash to be covered by any Award;

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APPENDIX A

(iv)

subject to the limitations set forth in Section 2(g) below, to determine and, subject to Section 19, modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)

to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment or service relationship or a change in control of the Company (including a Change in Control);

(vi)	subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)

at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator made in good faith shall be binding on all persons, including the Company and Plan grantees.

(c)

Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)

Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)

Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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(f)

Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(g)

Minimum Vesting Period. The vesting period for each Award granted under the Plan on or after the Effective Date must be at least equal to the Minimum Vesting Period; provided, however, nothing in this Section 2(g) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and, provided further, notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period, (ii) if such Awards are granted in connection with an election by the grantee to receive such Awards in lieu of cash compensation that, absent such election, otherwise would have been paid to the grantee within the Minimum Vesting Period, or (iii) if such Awards are granted to Non-Employee Directors and are scheduled to vest on the date of the Company’s next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year's annual meeting of stockholders.

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APPENDIX A

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)

Stock Issuable. Subject to the provisions of this Section 3(a) or any adjustment as provided in Section 3(b), Awards may be granted under the Plan with respect to 20,892,857 Share Equivalents (as defined below), which, in accordance with the share counting provision of this Section 3(a), would result in the issuance of up to a maximum of 20,892,857 shares of Stock if all Awards under the Plan were Full Value Awards and 41,785,714 shares of Stock if all Awards granted under the Plan were not Full Value Awards and had been issued prior to the Effective Date. Any shares of Stock that are subject to an Award that is not a Full Value Award shall be counted against the number of Share Equivalents available for the grant of Awards under the Plan as a number of Share Equivalents equal to the Non-Full Value Share Equivalent for every share of Stock underlying to the Award; any shares of Stock that are subject to an Award that is a Full Value Award shall be counted as one Share Equivalent for every share of Stock underlying the Award. “Share Equivalent” shall be the measuring unit for purposes of the Plan to determine the number of shares of Stock that may be subject to Awards hereunder, which number of Shares shall not in any event exceed 41,785,714, subject to any adjustment as provided in Section 3(b). “Non-Full Value Share Equivalent” means (i) with respect to any Award granted prior to the Effective Date that is not a Full Value Award, one-half of one Share Equivalent and (ii) with respect to any other Award granted on or after the Effective Date that is not a Full Value Award, a fraction of a Share Equivalent equal to one divided by 1.85. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, expired, satisfied without issuance of shares or otherwise terminated (other than by exercise), including shares held back upon exercise or settlement of an Award to satisfy the exercise price or tax withholding, reacquired by the Company prior to vesting, shall be added back to the Share Equivalents and shares of Stock available for issuance under the Plan using the same ratio as in effect when such Awards were granted; provided that, from and after March 29, 2021, the following shares shall not be added back to the Share Equivalents and shares of Stock available for issuance under the Plan (i) shares tendered or held back to cover the exercise price of a Stock Option or tax withholding for any Award, (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof, (iii) shares originally underlying an AOLTIP Unit that is converted into other Units in a manner similar to the stock settlement of a Stock Appreciation Right upon its exercise, and (iv) shares subject to Awards pursuant to which shares of Stock were initially issuable (including Awards of Units that, upon exercise of a redemption right, may be exchanged by the Company for shares of Stock, but excluding Cash-Based Awards and Dividend Equivalent Rights originally payable, at the Company’s option, in cash or shares of Stock or Units) that are not forfeited, canceled or expired, but are satisfied without issuance of shares (e.g., settled in cash), in each case, to the extent the event resulting in such shares not being issued occurs on or after March 29, 2021. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the Share Equivalents and shares of Stock available for issuance under the Plan. Subject to such overall limitation and any adjustment as provided in Section 3(b), the maximum aggregate number of Share Equivalents that may be issued in the form of Incentive Stock Options shall not exceed 41,785,714. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

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(b)

Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment to the Plan and any outstanding Awards, which may include, without limitation, appropriate or proportionate adjustments in (i) the maximum number of Share Equivalents and shares of Stock available for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive absent manifest error. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)

Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals shall become vested and nonforfeitable in connection with a Sale Event to the extent specified in the relevant Award Agreement, and upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the excess, if any, of (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) over (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

(d)

Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

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APPENDIX A

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion, and such other persons or entities (to the extent the issuance of shares of Stock to such person or entity under the Plan may be registered by the Company on Form S-8 and would be permitted in an “employee benefit plan” as defined in Rule 405 under the Securities Act of 1933, as amended) as are selected from time to time by the Administrator in its sole discretion. For avoidance of doubt, no Award may be granted under the Plan to a Person unless the issuance of shares of Stock to such Person under the Plan may be registered by the Company on Form S-8 and such Person is permitted to participate in an “employee benefit plan” as defined in Rule 405 under the Securities Act of 1933, as amended.

SECTION 5. STOCK OPTIONS

(a)	Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)

Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)

Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)

Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. Subject to Section 2(g), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)

Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)	In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)

Through the delivery (or attestation to the ownership) of shares of Stock owned by the optionee and that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

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APPENDIX A

(iii)

By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall reasonably prescribe as a condition of such payment procedure; or

(iv)

With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)

Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a)

Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)	Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)	Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)

Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

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APPENDIX A

SECTION 7. RESTRICTED STOCK AWARDS

(a)

Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)

Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)

Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)

Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a)

Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

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APPENDIX A

(b)

Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)

Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of his Restricted Stock Units. The Administrator may provide that the grantee shall be credited with Dividend Equivalent Rights with respect to his Restricted Stock Units, provided that if the vesting of the Restricted Stock Units is tied to the attainment of performance goals, the Dividend Equivalent Rights shall accrue and shall not become vested until and to the extent that the performance goals are met with respect to the Restricted Stock Units.

(d)

Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. PERFORMANCE SHARE AWARDS

(a)

Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

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APPENDIX A

(b)

Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares of Stock subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)

Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. DIVIDEND EQUIVALENT RIGHTS

(a)

Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an Award of Restricted Stock Units, Restricted Stock Award, Performance Share Award, Units or Other Equity-Based Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award, Units or Other Equity-Based Award with performance vesting or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)

Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights granted as a component of an award of Restricted Stock Units, Restricted Stock Award, Performance Share Award, Units or Other Equity-Based Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. OTHER EQUITY BASED AWARDS

The Administrator shall have the right to grant Units or any other membership or ownership interests (which may be expressed as units or otherwise) in the Operating Partnership or a Subsidiary (or other affiliate of the Company), with any shares of Stock being issued in connection with the conversion of (or other distribution on account of) an interest granted under the authority of this Section 13 to be subject to Section 3 and the other provisions of the Plan.

SECTION 14. TRANSFERABILITY OF AWARDS

(a)

Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

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APPENDIX A

(b)

Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that such Award may be transferred. In such event, the grantee of an Award (who is an employee or director) may transfer his or her Award to his or her immediate family members, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)

Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)

Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX WITHHOLDING

(a)

Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)

Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

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APPENDIX A

SECTION 16. SECTION 409A AWARDS

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)	Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.
(b)	For purposes of the Plan, the following events shall not be deemed a termination of employment:
(i)	a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(ii)

an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash payment or other Awards. The Board, in its discretion, may determine to make any Plan amendments subject to approval by the Company’s stockholders for purposes of complying with applicable stock exchange requirement, ensuring that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or ensuring that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code. Nothing in this Section 18, shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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APPENDIX A

SECTION 20. GENERAL PROVISIONS

(a)

No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)

Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded, and the Company shall use its reasonable best efforts to ensure such compliance. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as the Administrator may reasonably determine is necessary to comply with applicable law or required to administer the exercise and/or delivery of Awards during the occurrence of a transaction described in Section 3(b) or 3(c).

(c)

Stockholder Rights. Until shares of Stock are deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award; provided, however, that if the record date for a dividend on the Stock occurs after exercise of an option or after Stock otherwise should have been delivered to a grantee pursuant to the terms of the Plan and an Award Agreement, such dividend will be delivered to the grantee promptly upon payment to the Company’s stockholders generally.

(d)

Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)	Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)	Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

2021 Proxy Statement | 119

APPENDIX A

SECTION 21. EFFECTIVE DATE OF PLAN

This Plan, as amended and restated, shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan, as amended and restated, is approved by the Board.

SECTION 22. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Maryland, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: NOVEMBER 6, 2014

DATE APPROVED BY STOCKHOLDERS: NOVEMBER 6, 2014

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: MARCH 29, 2021

DATE STOCKHOLDERS APPROVED AMENDED AND RESTATED PLAN:

120 | ir.paramount-group.com

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time, on May 12, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. PARAMOUNT GROUP, INC. 1633 BROADWAY, SUITE 1801 NEW YORK, NY 10019 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time, on May 12, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D39249-P51564 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PARAMOUNT GROUP, INC. The Board of Directors recommends you vote FOR all nominees listed: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Albert Behler The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! ! ! ! 2. Approval, on a non-binding advisory basis, of our named executive officer compensation. Approval of the Paramount Group, Inc. Amended and Restated 2014 Equity Incentive Plan. Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 1b. Thomas Armbrust 3. 1c. Martin Bussmann 4. 1d. Colin Dyer 1e. Karin Klein NOTE: The proxies are also authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. 1f. Peter Linneman 1g. Katharina Otto-Bernstein The undersigned hereby acknowledge(s) receipt of a copy of the Notice of the 2021 Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders, and revoke(s) any proxy or proxies heretofore given with respect to the 2021 Annual Meeting. 1h. Mark Patterson 1i. Greg Wright Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Do not mail your proxy card if you vote by telephone or Internet. D39250-P51564 PARAMOUNT GROUP, INC. Annual Meeting of Stockholders To be Held on May 13, 2021 This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Albert Behler and Wilbur Paes, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Paramount Group, Inc. held of record by the undersigned on March 17, 2021, at the Annual Meeting of Stockholders to be held at 10:30 a.m., EDT on May 13, 2021, at The Whitby Hotel, 18 West 56th Street, New York, New York, and any adjournment or postponement thereof. Note: It is possible that the originally scheduled time, day and/or location of the Annual Meeting of Stockholders may be changed. This proxy will remain valid regardless of any such changes. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "For" all nominees for director, "For" the approval, on a non-binding advisory basis, of our named executive officer compensation, "For" the approval of the Paramount Group, Inc. Amended and Restated 2014 Equity Incentive Plan, and "For" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Continued and to be signed on reverse side